EXHIBIT 99.2
                                        FORM OF PROSPECTUS SUPPLEMENT





PROSPECTUS SUPPLEMENT
(To Prospectus dated ___________)

                          _______________ TRUST ______

               $__________ Class A-1 ____% Home Loan Asset Backed Notes $__________ Class A-2 ____% Home Loan Asset Backed Notes $__________ Class A-3 ____% Home Loan Asset Backed Notes $__________ Class A-4 ____% Home Loan Asset Backed Notes $__________ Class M-1 ____% Home Loan Asset Backed Notes $__________ Class M-2 ____% Home Loan Asset Backed Notes $__________ Class B ____% Home Loan Asset Backed Notes

                          Home Loan Asset Backed Notes
 Distributions payable on the 25th day of each month, commencing in ___________
                        HOME EQUITY SECURITIZATION CORP.
                                  as Depositor
                                [---------------]
                                   as Servicer

         The _______________ Trust _______ (the "Trust") will be formed pursuant to a trust agreement to be dated as of _____________ (the "Trust Agreement") and entered into by Home Equity Securitization Corp., as depositor (the "Depositor"), __________________, as owner trustee (the "Owner Trustee"), and __________________, as co-owner trustee (in such capacity, the "Co-Owner
Trustee"). The Trust will issue $ ____________ aggregate principal amount of Loan Asset Backed Notes (the "Notes") pursuant to an indenture to be dated as of ______________ (the "Indenture"), between the Trust and ___________________, as indenture trustee (in such capacity, the "Indenture Trustee"). The Trust will also issue instruments evidencing in the aggregate the entire residual interest in the Trust (each a "Residual Interest"). Only the Notes are offered hereby.

         Distributions of interest on the Class B Notes will be subordinated in priority to distributions of interest on the Class M-1 and Class M-2 Notes (together, the "Mezzanine Notes") which, in turn, will be subordinated in priority to distributions of interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the "Senior Notes") as further described herein. Distributions of principal on the Class B Notes will be subordinated in priority to distributions of principal on the Mezzanine Notes which, in turn, will be subordinated in priority to distributions of principal of the Senior Notes as further described herein.

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                                         Price to Public        Underwriting Discount      Proceeds to Depositor (2)

-------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes(1)..............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes (1).............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes (1).............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes (1).............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Class M-1 Notes(1)..............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Class M-2 Notes(1)..............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Class B Notes (1)...............                            %                          %                              %
------------------------------------------------------------------------------------------------------------------------
Total...........................       $                       $                          $
========================================================================================================================

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(1) Plus accrued interest, if any, at the applicable rate from
(2) Before deducting expenses, estimated to be $


         FOR A DISCUSSION OF MATERIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE NOTES, SEE THE INFORMATION HEREIN UNDER "RISK FACTORS" BEGINNING ON PAGE [___] AND IN THE PROSPECTUS BEGINNING ON PAGE [__].

         THE NOTES REPRESENT INTERESTS IN OR OBLIGATIONS OF THE TRUST ONLY AND DO NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF THE DEPOSITOR, SERVICER, OWNER TRUSTEE, INDENTURE TRUSTEE OR ANY AFFILIATE THEREOF, EXCEPT TO THE EXTENT PROVIDED HEREIN. NEITHER THE LOANS NOR THE NOTES ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

         THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND

EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         The yield to maturity of any Notes may vary from the anticipated yields to the extent such Notes are purchased at a discount or premium and to the extent the rate and timing of payments thereof are sensitive to the rate and timing of principal payments (including prepayments) of the Loans. Noteholders should consider, in the case of any Notes purchased at a discount, the risk that a lower than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield and, in the case of any Notes purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield.

         The Trust will consist of a pool (the "Pool") of home loans (the "Loans") secured by either mortgages, deeds of trust or other similar security instruments (the "Mortgages") as described herein under "The Loans." Loans expected to have an aggregate unpaid principal balance as of the close of business on _______________ (the "Initial Cut-Off Date") of approximately $_____________ (the "Initial Loans") will be designated for inclusion in the Pool. On or prior to ______________, the Trust may purchase additional loans (the "Subsequent Loans") having an aggregate unpaid principal balance of up to $______________ (as adjusted pursuant to the immediately following sentence, the "Original Pre-Funded Amount") with amounts on deposit in an account (the "Pre-Funding Account") established for such purpose on the Closing Date. To the extent that the aggregate unpaid principal balance (as of the Initial Cut-Off
Date) of the Initial Loans actually delivered on the Closing Date is more or less than the amount set forth in the second preceding sentence, the Original Pre-Funded Amount will be decreased or increased by a corresponding amount provided that the amount of any such adjustment shall not exceed $---------------.

         Distributions on the Notes will be made to the holders of the Notes (the "Noteholders") on the 25th day of each month or, if such day is not a Business Day (as defined below), the next succeeding Business Day (each, a "Distribution Date"), beginning in _____________. The Notes are secured by the assets of the Trust pursuant to the Indenture. On each Distribution Date, the Noteholders will be entitled to receive, from and to the extent that funds are available therefor in the Note Distribution Account, distributions with respect to interest and principal calculated as described herein under "Description of the Notes--Distributions on the Notes." "Business Day" means any day other than
(i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.


         [________________ (the "Underwriter") intends to make a secondary market in the Notes but has no obligation to do so. There is currently no secondary market for the Notes and there can be no assurance that such a market will develop or, if it does develop, that it will continue.]

         [The Notes are offered by the Underwriter, subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to approval of certain legal matters by counsel. It is expected that delivery of the Notes will be made in book-entry form only through the facilities of The Depository Trust Company (the "Depository") on or about _________________.]

         [Certain persons participating in this offering may engage in transactions that stabilize, maintain, or otherwise affect the price of the Notes. Such transactions may include stabilizing and the purchase of Notes to cover syndicate short positions. For a description of these activities, see "Method of Distribution" herein.]

         [This Prospectus Supplement is to be used by First Union Capital Markets Corp., an affiliate of the Depositor, in connection with offers and sales related to market-making transactions in the Notes in which First Union Capital Markets Corp. acts as principal. First Union Capital

                                      S-1

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Markets Corp. may also act as agent in such transactions.  Sales will be made at negotiated prices determined at the time of sale.]



         This Prospectus Supplement does not contain complete information about the offering of the Notes. Additional information is contained in the Prospectus dated _____________ (the "Prospectus") which accompanies this Prospectus Supplement and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Notes may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus.

         Upon written request, [ ]. will make available its most recent audited financial statements. Requests should be directed to [ ]., ____________________,
Attention:

         Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Notes, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and the Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and the Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

         To the extent statements contained herein do not relate to historical or current information, this Prospectus Supplement may be deemed to consist of forward looking statements that involve risks and uncertainties that may adversely affect the distributions to be made on, or the yield of, the Notes, which risks and uncertainties are discussed under "Risk Factors" and "Prepayment and Yield Considerations." As a consequence, no assurance can be given as to the actual distributions on, or the yield of, any Class of Notes.

                                      S-2

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                                     SUMMARY

         The following summary of certain pertinent information is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Certain capitalized terms used herein are defined elsewhere in the Prospectus Supplement or in the Prospectus.

Issuer........................................ _______________  Trust  ________  (the  "Trust" or the  "Issuer"),  a
                                               Delaware  business  trust,  will be  established  pursuant to a trust agreement to be dated as of ______________  (the "Trust  Agreement"), among the Depositor, the Owner Trustee, and the Co-Owner Trustee.

Depositor....................................  Home Equity Securitization Corp.. (the "Depositor"), a North Carolina
                                               corporation.  The  Depositor  is  a  wholly  owned,  special  purpose
                                               subsidiary  of  First  Union  National   Bank,  a  national   banking
                                               association with its headquarters in Charlotte,  North Carolina.  See
                                               "The Company" in the Prospectus and "Method of Distribution"  herein.
                                               None of the Depositor, the Servicer, the Indenture Trustee, or any of
                                               their respective  affiliates has guaranteed or is otherwise obligated with respect to the Notes.

Servicer...................................... _______________________, ("_____" or as servicer, the "Servicer"), in its capacity as servicer of the Loans.

Owner Trustee and Co-Owner Trustee............ __________________,  a _____________  banking  corporation,  as owner
                                               trustee  under  the  Trust   Agreement  (the  "Owner   Trustee")  and
                                               _________________________,   as  co-owner  trustee  under  the  Trust
                                               Agreement (in such capacity, the "Co-Owner Trustee").

Indenture Trustee...........................   ________________________,  a  national  banking  association,  as the indenture trustee (in such capacity,  the "Indenture  Trustee") under an indenture to be dated as of  __________________  (the "Indenture")
                                               between the Trust and the Indenture Trustee.

Custodian...................................   ________________________,  as the custodian (the  "Custodian")  under the Custodial  Agreement to be dated as of  _____________,  ______ by and among the Trust,  the  Depositor,  the  Servicer,  the  Indenture
                                               Trustee and the Custodian.

Closing Date................................   On or about __________________.

Cut-Off Date................................   With  respect  to  the  Initial  Loans,  the  close  of  business  on
                                               __________________  (the "Initial Cut-Off Date"). With respect to the
                                               Subsequent Loans, the close of business on the date specified as such in the related subsequent transfer agreement (as defined herein).
                                 S-3

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Distribution Date...........................   The 25th day of each month or, if such day is not a Business Day, the next succeeding Business Day, commencing in _________________  (each, a "Distribution Date").

Due Period..................................   With respect to a Distribution  Date the calendar  month  immediately preceding such Distribution Date (each, a "Due Period").

Determination Date..........................   The  fourteenth  calendar  day of each month or, if such day is not a
                                               Business  Day,  the  immediately  preceding  Business  Day  (each,  a
                                               "Determination Date").

Record Date.................................   With  respect  to  each  Distribution  Date  (other  than  the  first
                                               Distribution Date), the close of business on the last Business Day of the month immediately  preceding the month in which each Distribution
                                               Date occurs and,  with respect to the first  Distribution  Date,  the
                                               Cut-off Date (each, a "Record Date").

The Notes...................................   The Trust will issue the Classes of Notes  pursuant to the  Indenture in the respective  aggregate  initial  principal amounts specified on the cover  hereof  (each such  aggregate  principal  amount being the
                                               "Original Class Principal  Balance" for the related Class). The Notes will be secured by the assets of the Trust  pursuant to the Indenture and will be senior in right of  payment  to the  Residual  Interests.
                                               Payments  in respect of  interest  on the Notes will be made prior to payments  of  principal  of the Notes.  Interest  will accrue on each
                                               Class of Notes at the following applicable per annum rate (as to each such Class, the "Note Interest Rate"):

                                                 Class A-1 Notes                        _____

                                                 Class A-2 Notes                        _____

                                                 Class A-3 Notes                        _____

                                                 Class A-4 Notes                        _____

                                                 Class M-1 Notes                        _____

                                                 Class M-2 Notes                        _____

                                                 Class B Notes                          _____

                                               Interest  on the Notes  will  accrue  on the basis of a 360-day  year
                                               consisting  of  twelve  30-day  months.   See   "Description  of  the
                                               Notes/Distributions on the Notes" herein.

Investment Characteristics of Notes........... The Notes  will be issued in three  groups in terms of  seniority  of payment. The Class A-1, Class A-2, Class A-3 and Class A-4 Notes (the
                                               "Senior  Notes")  will be  senior  in the  right to

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                                               receive  certain  payments  relative  to the  Class M-1 and Class M-2
                                               Notes (together,  the "Mezzanine Notes"), which will be senior in the right to receive certain payments  relative to the Class B Notes. See
                                               "--Subordination"  in this  Summary.  In addition,  the Final Payment
                                               Dates for the Senior  Notes are  expected to occur prior to the Final
                                               Payment  Dates for the Mezzanine  Notes,  which are expected to occur prior  to  the  Final  Payment  Date  for  the  Class  B  Notes.  See
                                               "Prepayment and Yield Considerations" herein.

Priority of Distributions

Regular Distribution Amount.................   The  Regular   Distribution   Amount  (as  defined  herein)  will  be
                                               distributed  on each  Distribution  Date in the  following  order  of priority:  (i) to pay accrued and unpaid interest on the Senior Notes
                                               (as  defined  herein),  pro rata,  based on the  amount  of  interest distributable in respect of each such Class calculated at the related
                                               Note Interest Rate; (ii) to pay accrued and unpaid  interest,  first, on the Class M-1 Notes and, second, on the Class M-2 Notes;  (iii) to pay accrued and unpaid interest on the Class B Notes;  (iv) to pay as principal of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes,
                                               in that order,  until the respective Class Principal Balances thereof are reduced to zero,  the amount  necessary  to reduce the  aggregate
                                               Class  Principal  Balance of the Senior  Notes to the Senior  Optimal
                                               Principal Balance (as defined herein); (v) to pay as principal of the
                                               Class M-1 and Class M-2 Notes, in that order, the amount necessary to reduce  the Class  Principal  Balances  thereof  to the Class M-1 and
                                               Class M-2 Optimal Principal  Balances,  respectively;  (vi) to pay as principal  of the Class B Notes,  the amount  necessary to reduce the
                                               Class Principal  Balance  thereof to zero;  (vii) to pay to the Class
                                               M-1,  Class M-2 and Class B Notes,  in that order,  their  respective
                                               Loss  Reimbursement  Deficiencies  (as defined  herein),  if any; and
                                               (viii) to pay any  remaining  amount to the  holders of the  Residual
                                               Interests.

Excess Spread..............................    The Excess  Spread (as  defined  below) will be  distributed  on each
                                               Distribution  Date in the following  order of priority  (after giving
                                               effect  to  all   distributions   specified  above  under  "--Regular
                                               Distribution  Amount"):  (I) prior to the  termination  of the Spread
                                               Deferral  Period  (as  defined   below),   to  be  deposited  in  the
                                               Certificate  Distribution  Account for distribution to the holders of the  Residual  Interests;  (ii) upon the  termination  of the  Spread
                                               Deferral Period, (A) in an amount equal to the  Overcollateralization
                                               Deficiency Amount (as defined below), if any, as follows:  (1) to pay as  principal  of the Class A-1,  Class A-2,  Class A-3 and Class A-4
                                               Notes, in that order,  until the respective Class Principal  Balances thereof  are  reduced  to zero,  the amount  necessary  to reduce the aggregate Class  Principal  Balance of

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                                               the Senior Notes to the Senior Optimal Principal Balance;  (2) to pay
                                               as principal of the Class M-1 and Class M-2 Notes, in that order, the amount  necessary to reduce the Class Principal  Balances  thereof to the Class M-1 Optimal Principal Balance (as defined herein) and Class
                                               M-2 Optimal Principal Balance (as defined herein);  and (3) to pay as principal  of the Class B Notes,  the amount  necessary to reduce the
                                               Class Principal Balance thereof to zero; (B) to pay to the Class M-1,
                                               Class M-2 and Class B Notes,  in that order,  their  respective  Loss
                                               Reimbursement  Deficiencies,  if any;  and  (C) to pay any  remaining amount to the  holders of the  Residual  Interests.  "Excess  Spread"
                                               means with respect to any  Distribution  Date,  the excess of (a) the
                                               Available  Distribution  Amount  over  (b) the  Regular  Distribution
                                               Amount.  "Spread  Deferral  Period" means the period beginning on the
                                               Closing  Date and ending as soon as Excess  Spread in an amount equal to $_____ has been deposited in the Certificate  Distribution Account
                                               for   distribution   to  the  holders  of  the  Residual   Interests.
                                               "Overcollateralization  Deficiency  Amount" means with respect to any
                                               date   of    determination,    the    excess,    if   any,   of   the
                                               Overcollateralization  Target  Amount over the  Overcollateralization
                                               Amount  (such  Overcollateralization  Amount to be  calculated  after giving effect to all payments of the Regular  Distribution  Amount on the Notes and the Residual Interests on such Distribution Date).

Final Maturity Dates........................   The Class Principal Balance of each Class of Notes, to the extent not previously  paid, will be payable in full on the Final Maturity Dates set  forth  below  (each a "Final  Maturity  Date"),  although  it is anticipated that the actual final Distribution Date for each Class of
                                               Notes will occur  significantly  earlier  than its  respective  Final
                                               Maturity Date.

                                                                       Final Maturity Date

                                                 Class A-1 Notes       _____________

                                                 Class A-2 Notes       _____________

                                                 Class A-3 Notes       _____________

                                                 Class A-4 Notes       _____________

                                                 Class M-1 Notes       _____________

                                                 Class M-2 Notes       _____________

                                                 Class B Notes         _____________

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Form and Registration of the Notes.........    The Notes will be available in  book-entry  form.  Persons  acquiring beneficial ownership interests in the Notes ("Note Owners") will hold such Notes through the book-entry  facilities of The Depository Trust
                                               Company ("DTC").  Transfers within DTC will be in accordance with the usual rules and operating procedures of DTC. So long as each Class of
                                               Notes is in book-entry form, each such Class will be evidenced by one or more  certificates  registered  in the name of the nominee of DTC.
                                               The interests of the Note Owners will be represented by  book-entries on the  records of DTC and  participating  members  thereof.  No Note
                                               Owner  will  be   entitled  to  receive  a   definitive   certificate
                                               representing  such  person's  interest,  except  in  the  event  that
                                               Definitive  Securities  are issued  under the  limited  circumstances described herein.  "Definitive  Securities" are Notes issued in fully registered,  certificated  form, as set forth in the  Indenture.  All references  in this  Prospectus  Supplement  to any  Class  of  Notes reflect  the  rights of the Note  Owners of such  Class  only as such rights may be exercised through DTC and its participating  members so long as such  Class of Notes is held by DTC.  See "The  Agreements  ?
                                               Book-Entry  Securities"  in the Prospectus  and  "Description  of the
                                               Notes--Book-Entry Registration" herein. The Note Owners' interests in each  Class of Notes will be held only in  minimum  denominations  of
                                               $100,000 and integral multiples of $1,000 in excess thereof.

Assets of the Trust.........................   On the Closing  Date,  the Trust will  purchase  from the Depositor a pool  of  home  loans  (the  "Initial  Loans")  expected  to  have an aggregate unpaid principal balance of approximately $_____________ as of the Initial Cut-Off Date (the actual  aggregate  unpaid  principal balance (as of the Initial  Cut-off Date) of the Initial  Loans,  the
                                               "Original Pool Principal  Balance")  pursuant to a Sale and Servicing
                                               Agreement  to  be  dated  as  of  _________________  (the  "Sale  and
                                               Servicing  Agreement") among the Trust, the Depositor,  the Servicer, the  Indenture  Trustee  and the  Co-Owner  Trustee.  On or  prior to
                                               ______________,   the  Trust  may  purchase   additional  loans  (the
                                               "Subsequent Loans," and together with the Initial Loans, the "Loans")
                                               having an aggregate unpaid  principal  balance of up to approximately
                                               $_____________  (as adjusted  pursuant to the  immediately  following sentence,  the "Original Pre-Funded Amount").  To the extent that the
                                               Original Pool  Principal  Balance is more or less than the amount set forth in the  second  preceding  sentence,  the  Original  Pre-Funded
                                               Amount will be  decreased  or  increased  by a  corresponding  amount provided  that the  amount of any such  adjustment  shall not  exceed
                                               $_____________.  The Loans  will be secured  by  mortgages,

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                                               deeds  of  trust  or  other   similar   security   instruments   (the
                                               "Mortgages").

                                               The Initial  Loans are expected to consist of  approximately  _______
                                               loans,  having an Original Pool  Principal  Balance of  approximately
                                               $_________.  See "The  Loans"  herein.  The  statistical  information presented in this Prospectus  Supplement regarding the Loans is based only  on  the  Initial  Loans  identified  as of  the  date  of  this
                                               Prospectus Supplement,  and does not take into account any additional
                                               Initial  Mortgage Loans  identified after the date of this Prospectus
                                               Supplement  or any  Subsequent  Loans  that may be sold to the  Trust during the Pre-Funding  Period through  application of amounts in the
                                               Pre-Funding  Account. In addition,  prior to the Closing Date, ______
                                               may remove any of the home  loans  intended  to be sold to the Trust,
                                               substitute   comparable  loans  therefor,  or  add  comparable  loans
                                               thereto;  however,  the aggregate  principal balance of such loans so replaced,  added or removed  may not exceed  ______% of the  Original
                                               Pool  Principal  Balance.  If, prior to the Closing  Date,  loans are removed  (or  added) as  described  herein,  an  amount  equal to the aggregate  principal  balances  of such  loans  will be  added to (or deducted from) the Original Pre-Funded Amount on the Closing Date. As a result of the  foregoing,  the  statistical  information  presented herein regarding the Loans expected to be sold to the Trust as of the date of this Prospectus Supplement (1) does not take into account any
                                               (a) additional  Initial  Mortgage Loans not identified as of the date of this  Prospectus  Supplement and (b) Subsequent  Loans that may be
                                               sold  to  the  Trust  during  the  Pre-Funding   Period  through  the
                                               application of amounts in the Pre-Funding Account and (2) may vary in certain  respects  from  comparable  information  based on the actual composition of Loans at the Closing Date or any  Subsequent  Transfer
                                               Date. See "Risk  Factors--Acquisition  of Subsequent  Loans" and "The
                                               Loans" herein.

                                               The assets of the Trust will consist of the Loans.  The assets of the
                                               Trust will also  include  (i)  payments  of  interest  and  principal received in respect of the Loans after the related Cut-Off Date; (ii)
                                               amounts on  deposit  in the  Collection  Account,  Note  Distribution
                                               Account,   Pre-Funding  Account,  Capitalized  Interest  Account  and
                                               Certificate  Distribution  Account; and (iii) certain other ancillary or incidental funds,  rights and properties related to the foregoing.
                                               See "The  Trust--General"  herein.  The Trust will include the unpaid principal balance of each Loan as of its applicable Cut-Off Date (the
                                               "Cut-Off  Date  Principal  Balance").  With respect to any date,  the
                                               "Pool  Principal  Balance"  will be  equal  to the  aggregate  of the
                                               Principal Balances of all Loans as of the last day of the immediately preceding Due Period (as defined

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                                               herein).  The  Principal  Balance of any Loan will be  calculated  as described herein under "The Trust--General."

                                               The Trust will also issue instruments evidencing in the aggregate the entire residual interest in the assets of the Trust (each a "Residual
                                               Interest"), which is not being offered hereby. The Residual Interests are subordinate in right of payment to the Notes.

The Loans..................................    All of the  Loans  will  be  home  loans  that  are  not  insured  or guaranteed  by a  governmental  agency the related  proceeds of which were used to finance (i) property improvements,  (ii) the acquisition of personal  property such as home appliances or  furnishings,  (iii)
                                               debt   consolidation,   (iv)  the  partial  refinancing  of  one-  to
                                               two-family  residential properties (which may include cash-out to the
                                               borrower),   (v)  a  combination  of  property   improvements,   debt
                                               consolidation  and other  consumer  purposes or (vi) to purchase  the related  mortgaged  property.  Substantially all of the Mortgages for the Loans will be junior (i.e.,  second) in priority to a senior lien on the related  mortgaged  properties (each a "Mortgaged  Property"),
                                               which  will  consist  of  owner-occupied   single-family  residences.
                                               Substantially  all of the Loans will be secured by liens on Mortgaged
                                               Properties in which the borrowers have little or no equity (i.e., the related  Combined  Loan-to-Value  Ratios  exceed 100%) at the time of origination.  See "Risk Factors--Adequacy of the Mortgaged Properties
                                               as  Security  for the  Loans" and "The  Loans"  herein and "The Trust
                                               Funds--The Loans" in the Prospectus.

                                               "Combined  Loan-to-Value  Ratio" means, with respect to any Loan, the fraction,  expressed as a  percentage,  the numerator of which is the principal  balance of such Loan at origination plus, in the case of a junior lien Loan, the aggregate  outstanding principal balance of the related senior liens on the date of origination of such Loan, and the denominator of which is the appraised value of the related  Mortgaged
                                               Property  at the time of  origination  of such  Loan  (determined  as described herein under "_______________--Underwriting Guidelines").

                                               The Initial  Loans are expected to consist of  approximately  _______
                                               loans  having an  Original  Pool  Principal  Balance  expected  to be approximately  $_____________.  More or fewer Initial Loans having an
                                               Original Pool  Principal  Balance of greater or less than such amount may actually constitute the Initial Loans provided that the amount of any such  variance in the Original Pool  Principal  Balance shall not exceed $__________. See "The Loans" herein.

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                                               _______ and the Depositor will be obligated  either to repurchase any
                                               Loan as to which (i) a  representation  or warranty has been breached or (ii) a document  deficiency  exists,  which  breach or  deficiency remains uncured for a period of 60 days and has a materially  adverse effect on the  interests  of the  Noteholders  in such Loan (each,  a
                                               "Defective  Loan") or to remove such  Defective Loan and substitute a
                                               Qualified  Substitute  Loan.  In  addition,  ______ may at its option purchase or remove from the Trust and, if not  purchased,  substitute for such Loan a qualified  Substitute  Loan, any Loan that is 90 days or more  delinquent  and which _____  determines  in good faith would otherwise  become subject to  foreclosure  proceedings so long as the aggregate  of such  purchases  does  not  exceed  10% of the  Maximum
                                               Collateral Amount. As used herein, a "Qualified Substitute Loan" will
                                               have   characteristics   that  are   substantially   similar  to  the
                                               characteristics of the Loan which it replaces.  The repurchase of any
                                               Loan (rather than the replacement thereof through  substitution) will result in  accelerated  payments of  principal  distributions  on the
                                               Notes. See  "_________________--Repurchase  or Substitution of Loans"
                                               herein.

                                               With respect to any date, the "Maximum Collateral Amount" shall equal the sum of the (i) the Original Pool  Principal  Balance and (ii) the
                                               aggregate  Cut-Off Date Principal  Balances of all  Subsequent  Loans
                                               transferred to the Trust on or prior to such date.

Credit Enhancement..........................   Credit  enhancement with respect to the Notes will be provided by (i)
                                               the  subordination  of  distributions  in  respect  of  the  Residual
                                               Interests (as well as the  subordination  of certain Classes of Notes to  other  Classes  of  Notes,  as  described  herein),  and (ii) the
                                               Overcollateralization Amount which results from (a) the excess of the
                                               sum  of  the  Original  Pool  Principal   Balance  and  the  Original
                                               Pre-Funding Amount over the aggregate of the Class Principal Balances of all Classes of Notes and (b) following the Spread Deferral Period, the limited  acceleration of the principal  amortization of the Notes relative  to the  amortization  of the  Loans by the  application  of
                                               Excess Spread, as described herein.

Subordination...............................   The  rights  of the  holders  of  the  Class  M-1  Notes  to  receive
                                               distributions  of  interest  on  each   Distribution   Date  will  be
                                               subordinated  to such rights of the holders of the Senior Notes,  the rights of the holders of the Class M-2 Notes to receive distributions of interest on each  Distribution  Date will be  subordinated to such rights of the  holders of the Class M-1 Notes and the  Senior  Notes, and the  rights  of the  holders  of the  Class B  Notes  to  receive
                                               distributions  of  interest  on  each   Distribution   Date  will  be
                                               subordinated  to such rights of the  holders of all other  Classes of
                                               Notes. In addition,  the rights of the holders of the Class M-1 Notes to receive  distributions  of  principal  on each  Distribution  Date generally will be  subordinated  to such rights of the holders of the
                                               Senior Notes, and the rights of the holders of the Class M-2 Notes to
                                               receive   distributions  of  principal  on  each   Distribution  Date
                                               generally will be  subordinated  to such rights of the holders of the
                                               Senior  Notes and the Class M-1 Notes.  The rights of the  holders of the  Class B Notes to  receive  distributions  of  principal  on each
                                               Distribution  Date generally will be  subordinated  to

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                                               such  rights  of the  holders  of all  other  Classes  of  Notes.  In addition,  the rights of the  holders of the  Residual  Interests  to receive any distributions from amounts available on each Distribution
                                               Date  will be  subordinated  to such  rights  of the  holders  of all
                                               Classes of Notes.  The  subordination  described above is intended to enhance the likelihood of regular receipt by the holders of the Notes of the full amount of interest  and  principal  distributions  due to such holders and to afford such holders  protection against losses on the Loans. See "Description of Credit  Enhancement--Subordination and
                                               Allocation of Losses" herein.

Overcollateralization.......................   As of any date of determination,  the "Overcollateralization  Amount"
                                               will  equal  the  excess  of (A) the sum of (i)  the  Pool  Principal
                                               Balance  as of the end of the  immediately  preceding  Due Period and
                                               (ii) the Pre-Funded Amount as of the end of the immediately preceding
                                               Due Period over (B) the aggregate of the Class Principal  Balances of the Notes. On the Closing Date, the Overcollateralization Amount will be $___________, which is equal to ______% of the sum of the Original
                                               Pool  Principal  Balance and the  Original  Pre-Funded  Amount.  As a
                                               result of the  application of Excess Spread in reduction of the Class
                                               Principal  Balances  of the  Notes  following  the end of the  Spread
                                               Deferral  Period,  the  Overcollateralization  Amount is  expected to
                                               increase   over   time   until   such   amount   is   equal   to  the
                                               Overcollateralization Target Amount.

                                               The "Spread  Deferral  Period" will begin on the Closing Date and end as soon as Excess Spread in an amount equal to $____________ has been deposited in the Certificate Distribution Account for distribution to the holders of the  Residual  Interests.  The  "Overcollateralization
                                               Target Amount" will equal (A) with respect to any  Distribution  Date occurring prior to the Stepdown Date (as defined herein), the greater of (x)  ____%  of the  Maximum  Collateral  Amount  and  (y)  the Net
                                               Delinquency  Calculation  Amount  (as  defined  below),  and (B) with respect to any other  Distribution  Date, the greater of (x) ____% of the Pool Principal  Balance as of the end of the preceding Due Period

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                                               and (y) the Net Delinquency  Calculation Amount;  provided,  however, that the Overcollateralization Target Amount will in no event be less than  ____%  of  the  Maximum  Collateral  Amount.  "Net  Delinquency
                                               Calculation  Amount" means with respect to any Distribution Date, the excess,  if any, of (x) the product of 2.5 and the Six-Month  Rolling
                                               Delinquency  Average over (y) the  aggregate of the amounts of Excess
                                               Spread for the three preceding Distribution Dates.

                                               While the distribution of Excess Spread following the Spread Deferral
                                               Period to holders of the Notes in reduction of their respective Class
                                               Principal  Balances has been designed to produce and maintain a given level of  overcollateralization  with respect to the Notes, there can be no assurance  that Excess  Spread will be generated in  sufficient amounts  to ensure  that  such  overcollateralization  level  will be achieved  or  maintained  at all times.  See  "Description  of Credit
                                               Enhancement--Subordination   and  Allocation  of  Losses"  and  "Risk
                                               Factors--Adequacy of Credit Enhancement" herein.

Application of Allocable Loss

Amounts.....................................   In the event that (a) the aggregate of the Class  Principal  Balances of all Classes of Notes on any Distribution Date (after giving effect to all  distributions  on such date)  exceeds (b) the sum of the Pool
                                               Principal  Balance and the Pre-Funded  Amount,  each as of the end of the immediately preceding Due Period (such excess, an "Allocable Loss
                                               Amount"),  such Allocable Loss Amount will be applied,  sequentially, in  reduction of the Class  Principal  Balances of the Class B, Class
                                               M-2 and Class M-1 Notes,  in that order,  until the respective  Class
                                               Principal Balances thereof have been reduced to zero.  Allocable Loss
                                               Amounts will not be applied to the  reduction of the Class  Principal
                                               Balance of any Class of Senior Notes.  Allocable Loss Amounts applied to  any  applicable  Class  of  Notes  will  entitle  such  Class  to reimbursement (such entitlement,  a "Loss Reimbursement  Deficiency")
                                               under  the  circumstances  and to the  extent  provided  herein.  See
                                               "Description  of the  Notes--Application  of Allocable  Loss Amounts"
                                               herein.

Fees and Expenses of the Trust..............   As compensation  for its services  pursuant to the Sale and Servicing
                                               Agreement,  the  Servicer  will be  entitled  to  receive  a fee (the
                                               "Servicing  Fee") and the  additional  compensation  described  under
                                               "Description   of  Transfer  and   Servicing   Agreements--Servicing"
                                               (together, the "Servicing  Compensation").  As compensation for their services pursuant to the Indenture, the Sale and Servicing Agreement, the Administration  Agreement,  the Custodial Agreement and the Trust
                                               Agreement as applicable  (the  "Transfer and

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                                               Servicing Agreements"), the Indenture Trustee will be entitled to its accrued and unpaid fee (the  "Indenture  Trustee  Fee") and the Owner
                                               Trustee  will be  entitled  to its accrued and unpaid fee (the "Owner
                                               Trustee Fee"). The Servicing Compensation,  the Indenture Trustee Fee
                                               and the Owner Trustee Fee are collectively  referred to as the "Trust
                                               Fees and Expenses."

Pre-Funding Account.........................   On the Closing Date, the Original Pre-Funded Amount will be deposited in the Pre-Funding Account,  which account will be in the name of the
                                               Indenture  Trustee,  will  form part of the Trust and will be used to acquire Subsequent Loans. The Original  Pre-Funded Amount is expected to equal  $____________  on the Closing  Date but such account may be increased  or  decreased to by an amount equal to the amount by which the  Original  Pool  Principal  Balance  falls  short  of or  exceeds
                                               $___________;  provided  that  the  amount  of any such  increase  or decrease shall not exceed $___________. During the Pre-Funding Period
                                               (as defined below), the amount on deposit in the Pre-Funding  Account
                                               (net of investment  earnings thereon) (the "Pre-Funded  Amount") will be reduced by the amount thereof used to purchase Subsequent Loans in accordance with the Sale and Servicing  Agreement.  The  "Pre-Funding
                                               Period"  is the  period  commencing  on the  Closing  Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (net of any investment earnings thereon)  is less than  $_________  and (ii)  ______________.  On the
                                               Distribution  Date following the Due Period in which the  termination of the Pre-Funding Period occurs, if the Pre-Funded Amount at the end of the  Pre-Funding  Period  is  less  than  $___________,  any  such
                                               Pre-Funded  Amount will be  distributed  to holders of the Classes of
                                               Notes then entitled to receive principal on such Distribution Date in reduction of the related Class Principal Balances,  thus resulting in a  partial  redemption  of the  related  Notes on such  date.  On the
                                               Distribution  Date following the Due Period in which the  termination of the Pre-Funding Period occurs, if the Pre-Funded Amount at the end of the  Pre-Funding  Period is greater  than or equal to  $__________
                                               (such event, a "Pre-Funding  Pro Rata  Distribution  Trigger"),  such
                                               Pre-Funded  Amount will be  distributed to the holders of all Classes of Notes and the Residual  Interests (which initially are represented by the  Overcollateralization  Amount on the Closing Date), pro rata, based  on the  Original  Class  Principal  Balances  thereof  and the
                                               Residual  Interests  in  relation  to the  sum of the  Original  Pool
                                               Principal Balance and the Original Pre-Funded Amount.

Capitalized Interest Account................   On the  Closing  Date,  a portion of the sales  proceeds of the Notes will be deposited in an account (the "Capitalized

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                                               Interest  Account") for  application by the Indenture  Trustee on the
                                               Distribution    Dates   in    ______________,    _____________    and
                                               _______________ to cover shortfalls in interest on the Notes that may arise due to the utilization of the Pre-Funding  Account as described herein. Any amounts remaining in the Capitalized  Interest Account at the end of the Pre-Funding Period will be paid to ______.

Optional Termination........................   The holders of Residual  Interests  exceeding in the  aggregate a 50%
                                               percentage interest (the "Majority Residual Interestholders") may, at their option,  effect an early  termination  of the Trust on or after any Distribution Date on which the Pool Principal Balance declines to
                                               ____% or less of the Maximum  Collateral Amount, by purchasing all of the Loans at a price equal to or greater than the Termination  Price.
                                               The  "Termination  Price"  shall be an amount equal to the sum of (i)
                                               the then outstanding Principal Balances of the Loans plus all accrued and unpaid interest thereon, (ii) any Trust Fees and Expenses due and unpaid on such date and (iii)  any  unreimbursed  Servicing  Advances including  such  Servicing  Advances  deemed  to  be  nonrecoverable.
                                               "Servicing  Advances" are reasonable and customary  expense  advances with  respect  to such  Loan.  The  proceeds  from  such sale will be
                                               distributed   in  the  order  and  priority  set  forth  above  under
                                               "Distribution  Priorities."  The proceeds  from any such sale will be distributed  in the amounts and subject to the  priorities  described herein under "Description of the  Notes--Distributions on the Notes."
                                               See  "Description  of the  Notes--Optional  Termination of the Trust"
                                               herein.

Tax Status..................................   In the opinion of Dewey  Ballantine  LLP ("Tax  Counsel") for Federal
                                               income tax purposes,  the Notes will be characterized as debt and the
                                               Trust  will not be  characterized  as an  association  (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note,  will agree to treat the Notes as  indebtedness for Federal income tax purposes. Alternative characterizations of the
                                               Trust are possible,  but would not result in  materially  adverse tax
                                               consequences  to  Noteholders.   See  "Material  Federal  Income  Tax
                                               Consequences"  herein and "Material  Federal Income Tax Consequences"
                                               in  the  Prospectus  for   additional   information   concerning  the
                                               application of Federal income tax laws to the Trust and the Notes.

ERISA.......................................   Subject to the considerations  discussed under "ERISA Considerations"
                                               herein  and  in  the  Prospectus,  plans  that  are  subject  to  the requirements of the Employee  Retirement Income Security Act of 1974,
                                               as amended  ("ERISA"),  and the  Internal  Revenue  Code of 1986,  as
                                               amended  (the  "Code"),   may  purchase  the  Notes.   Any  fiduciary
                                               considering  whether to  purchase  the Notes on behalf of such

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                                               a plan must determine that the purchase of a Note is consistent  with its  fiduciary  duties under ERISA and does not result in a nonexempt prohibited  transaction as defined in Section 406 of ERISA or Section
                                               4975 of the Code.

                                               See "ERISA Considerations" herein and in the Prospectus.

Servicing of the Loans......................   The Servicer will perform the loan  servicing  functions with respect to the Loans pursuant to the Sale and Servicing Agreement and will be entitled to receive a fee (the  "Servicing  Fee") and other servicing compensation  (collectively,  the "Servicing Compensation"),  payable monthly,  as described  herein (See  "Description of the Transfer and
                                               Servicing    Agreements--Servicing"   herein).   The   Servicer   may
                                               subcontract  its  servicing  obligations  and duties with  respect to certain Loans to certain qualified  servicers pursuant to one or more subservicing  agreements  (each such servicer,  in this  capacity,  a
                                               "Subservicer").  However,  the  Servicer  will not be relieved of its servicing  obligations  and duties  with  respect to any  subserviced
                                               Loans.  In addition,  the Servicer will be responsible for paying the fees of any such Subservicer.

Legal Investment............................   The Notes  will not  constitute  "mortgage  related  securities"  for purposes of the Secondary  Mortgage  Market  Enhancement  Act of 1984
                                               "SMMEA"),  because some of the  Mortgages  securing the Loans are not first mortgages.  Accordingly, many institutions with legal authority to  invest  in  comparably  rated  securities  based  solely on first mortgages may not be legally  authorized to invest in the Notes.  See
                                               "Legal  Investment  Matters"  herein  and "Legal  Investment"  in the
                                               Prospectus.


Ratings of the Notes........................   It is a  condition  to the  issuance  of the  Notes  that each of the
                                               Senior  Notes be rated  "[AAA]"  by [Fitch  Investors  Service,  L.P.
                                               ("Fitch")] and "[Aaa]" by [Moody's Investor  Service]  ["Moody's" and
                                               together with Fitch,] the "Rating Agencies"),  and that the Class M-1
                                               Notes be rated "[AA]" by [Fitch] and "[A2]" by  [Moody's],  the Class
                                               M-2 Notes be rated  "[A]" by Fitch] and "[A2]" by  [Moody's]  and the
                                               Class  [B]  Notes  be  rated  "[BBB]"  by  [Fitch]  and  "[Baa3]"  by
                                               [Moody's].  A security  rating  does not  address  the  frequency  of principal prepayments or the corresponding effect on yield to holders of the Notes. The security rating does not address the ability of the
                                               Trust to acquire  Subsequent  Loans,  any potential  redemption  with respect thereto or the effect on yield resulting  therefrom.  None of the Depositor,  Servicer,  Indenture Trustee, Owner Trustee, Co-Owner
                                               Trustee or any other  person is  obligated  to maintain the rating on any Class of Notes.

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                                  RISK FACTORS

         For a discussion of all material risk factors in connection with the purchase of the Notes, prospective investors should consider the following risk factors (as well as the factors set forth under "Risk Factors" in the Prospectus). These factors are intended to identify the significant sources of risk affecting an investment in the Notes. Unless the context indicates otherwise, any numerical or statistical information presented in this Prospectus Supplement is based upon the characteristics of the Initial Loans identified as of ______________ (such date, the "Statistic Calculation Date").

The Statistical Distribution Of Characteristics As Of The Initial Cut-Off Date For The Initial Loans Will Vary Somewhat From The Statistical Distribution Of Such Characteristics As Of The Statistic Calculation Date

         The statistical information presented in this Prospectus Supplement concerning the Initial Loans is based on the characteristics of a portion of such Initial Loans as of Statistic Calculation Date. Such portion aggregated $ _______________ as of the Statistic Calculation Date. _____ expects that the actual aggregate principal balance of the Initial Loans as of the Initial Cut-Off Date will be approximately $_____________. The additional Initial Loans will represent Loans originated by or on behalf of ______ or purchased and re-underwritten by ______ in accordance with ______'s program on or prior to the Initial Cut-Off Date. Moreover, certain Initial Loans included as of the Statistic Calculation Date may prepay in full, or may be determined not to meet the eligibility requirements for the Loans, and thus not be included as Initial Loans. As a result of the foregoing, the statistical distribution of characteristics as of the Initial Cut-Off Date for the Initial Loans will vary somewhat from the statistical distribution of such characteristics as of the Statistic Calculation Date as presented in this Prospectus Supplement, although such variance will not be material and will not exceed 5% of the actual aggregate principal balance of the Initial Loans as of Initial Cut-Off Date.

Variation in Credit Quality May Affect the Ability of _____ to Acquire or Originate Subsequent Loans

         The ability of ______ to acquire or originate loans subsequent to the Closing Date and on or prior to ___________________ that meet the requirements for transfer during the Pre-Funding Period under the Sale and Servicing Agreement is and will be affected by a variety of factors, including interest rates, employment levels, the rate of inflation and consumer perception of economic conditions generally. On the Distribution Date following the Due Period in which the termination of the Pre-Funding Period occurs, if the Pre-Funded Amount at the end of the Pre-Funding Period is less than $_________, any such Pre-Funded Amount will be distributed to holders of the Classes of Notes then entitled to receive principal on such Distribution Date in reduction of the related Class Principal Balances, thus resulting in a partial redemption of the related Notes on such date. On the Distribution Date following the Due Period in which the termination of the Pre-Funding Period occurs, if the Pre-Funded Amount at the end of the Pre-Funding Period is greater than or equal to $___________ (such event, a "Pre-Funding Pro Rata Distribution Trigger"), such Pre-Funded Amount will be distributed to the holders of all Classes of Notes and the Residual Interests (which initially represent the Overcollateralization Amount on the Closing Date), pro rata, based on the Original Class Principal Balances of the Notes and original balance of the Residual Interests in relation to the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount.

         Any conveyance of Subsequent Loans is subject to the conditions set forth in the Sale and Servicing Agreement, which conditions include among others: (i) each Subsequent Loan must satisfy the representations and warranties specified in the Sale and Servicing Agreement; (ii) ______ will not select Subsequent Loans in a manner that it believes is adverse to the interests of the Noteholders; and (iii) as of

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the related  Cut-Off Date, all of the Loans,  including the Subsequent  Loans to the conveyed to the Trust by the Depositor as of such Cut-Off Date, must satisfy certain statistical criteria set forth in the Sale and Servicing Agreement. Although each Subsequent Loan must satisfy the eligibility criteria referred to above at the time of its transfer to the Trust, the Subsequent Loans may have been originated or purchased by ______ using credit criteria different from those which were applied to the Initial Loans and may be of a different credit quality and have different loan characteristics from the Initial Loans. After the transfer of the Subsequent Loans to the Trust, the aggregate statistical characteristics of the Loan Pool may vary from those of the Initial Loans that have been identified as of the Statistic Calculation Date as described herein. See "The Loans -- Initial Loan Statistics", and "Conveyance of Subsequent Loans" herein.

Prepayment May Affect the Yield to Maturity of the Notes

         All of the Loans may be prepaid in whole or in part at any time; however, with respect to certain Loans, a prepayment charge, as permitted by applicable law, may apply to full and partial prepayments during the first three years after origination as described below under "Prepayment and Yield Considerations." Home loans, such as the Loans, have been originated in significant volume only during the past few years and neither the Depositor nor the Servicer is aware of any publicly available studies or statistics on the rate of prepayment of such loans. The Trust's prepayment experience may be affected by a wide variety of factors, including general economic conditions, interest rates, the availability of alternative financing, homeowner mobility and the Combined Loan-to-Value Ratios of the Loans. In addition, substantially all of the Loans contain due-on-sale provisions and the Servicer intends to enforce such provisions unless (i) the Servicer, in a manner consistent with accepted servicing practices, permits the purchaser of the related Mortgaged Property to assume the Loan or (ii) such enforcement is not permitted by applicable law. To the extent permitted by applicable law, such assumption will not release the original borrower from its obligation under any such Loan. See "Certain Legal Aspects of the Loans--Due-on-Sale Clauses in Home Equity Loans" in the Prospectus.

         In certain cases, the Servicer may, in a manner consistent with its servicing practices, permit a borrower who is selling his principal residence and purchasing a new one to substitute the new Mortgaged Property as collateral for the related Loan. In such event, the Servicer will generally require the borrower to make a partial prepayment in reduction of the principal balance of the Loan to the extent that the borrower has received proceeds from the sale of the prior residence that will not be applied to the purchase of the new residence.

         The extent to which the yield to maturity of a Note may vary from the anticipated yield will depend upon (i) the degree to which it is purchased at a premium or discount, (ii) the degree to which the timing of distributions to holders thereof is sensitive to scheduled payments, prepayments, liquidations, defaults, delinquencies, substitutions, modifications and repurchases of Loans and to the distribution of Excess Spread and (iii) the application of Allocable Loss Amounts to certain Classes of Notes as specified herein. In the case of any Note purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal distributions to the holder of such Note (including without limitation principal prepayments on the Loans) could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of any Note purchased at a premium, the risk that a faster than anticipated rate of principal distributions to the holder of such Note (including without limitation principal prepayments on the Loans) could result in an actual yield to such investor that is lower than the anticipated yield. On each Distribution Date following the Spread Deferral Period and until the Overcollateralization Amount is at least equal to the Overcollateralization Target Amount, the allocation of the Excess Spread for such Distribution Date as an additional distribution of principal of the Notes will accelerate the amortization of the Notes relative to the amortization of the Loans. Further, in the event that significant distributions of principal are made to holders of the Notes as a result of prepayments, liquidations, repurchases and purchases of the Loans or distributions of Excess Spread, there can be no assurance that holders of the Notes will be able to reinvest such distributions in a comparable alternative investment having a comparable yield. See "Risk Factors--Prepayment and Yield Considerations" herein.

In The Event Of Higher Rates Of Delinquencies, Defaults And Losses, The Amounts Available From The Credit Enhancement May Not Be Adequate To Cover The Delays Or Shortfalls In Distributions To The Holders Of The Notes

         Credit enhancement with respect to the Notes will be provided by (i) the subordination of distributions in respect of the Residual Interests (as well as the subordination of certain Classes of Notes to other Classes of Notes, as described herein), and (ii) the Overcollateralization Amount which results from
(a) the excess of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount over the aggregate of the Class Principal Balances for all Classes as of Notes and (b) following the Spread Deferral Period, the limited acceleration of the principal amortization of the Notes relative to the amortization of the Loans by the application of Excess Spread, as described herein. If the Loans experience higher rates of delinquencies, defaults and losses than initially anticipated in connection with the ratings of the Notes, or if the Loan Rates on those Initial Loans which have adjustable interest rates ("Adjustable Rate Loans") decrease, the amounts available from the credit
enhancement   may  not  be  adequate  to  cover  the  delays  or  shortfalls  in distributions to the holders of the Notes that result from such higher delinquencies, defaults and losses. If the amounts available from the credit enhancement are inadequate, the holders of the Notes will bear the risk of any delays and losses resulting from the delinquencies, defaults and losses on the Loans.

         The rights of the holders of the Class M-1 Notes to receive distributions of interest on each Distribution Date generally will be subordinated to such rights of the holders of the Senior Notes, the rights of the holders of the Class M-2 Notes to receive distributions of interest on each Distribution Date generally will be subordinated to such rights of the holders of the Class M-1 Notes and the Senior Notes, and the rights of the holders of the Class B Notes to receive distributions of interest on each Distribution Date generally will be subordinated to such rights of the holders of all other Classes of Notes. In addition, the rights of the holders of the Class M-1 Notes to receive distributions of principal on each Distribution Date generally will be subordinated to such rights of the holders of the Senior Notes, and the rights of the holders of the Class M-2 Notes to receive distributions of principal on each Distribution Date generally will be subordinated to such rights of the holders of the Senior Notes and the Class M-1 Notes. Further, distributions of principal of the Class B Notes generally will be subordinated in priority of payment to all other Classes of Notes. See "Description of Credit Enhancement--Subordination and Allocation of Losses" herein.

         While the distribution of Excess Spread to the holders of the Notes in the manner specified herein has been designed to produce and maintain a given level of overcollateralization with respect to the Notes, there can be no assurance that Excess Spread will be generated in sufficient amounts to ensure that such overcollateralization level will be achieved or maintained at all times. In particular, as a result of delinquencies on the Loans during any Due Period, the amount of interest received on the Loans during such Due Period may be less than the amount of interest distributable on the Notes on the related Distribution Date. Such an occurrence will cause the Class Principal Balances of the Classes of Notes to decrease at a slower rate relative to the Pool Principal Balance, resulting in a reduction of the Overcollateralization Amount and, in some circumstances, an Allocable Loss Amount.

         The holders of the Residual Interests will not be required to refund any amounts previously distributed to them pursuant to the Transfer and Servicing Agreements, including any distributions of Excess Spread, regardless of whether there are sufficient funds on a subsequent Distribution Date to make a full distribution to holders of the Notes.

The Mortgaged Properties May Not Provide Adequate Security For The Loans

         As of the Statistic Calculation Date, the Combined Loan-to-Value Ratios for the Initial Loans ranged from approximately ______% to _______%, with approximately ______% of the Statistic Principal Balance consisting of Loans having Combined-Loan-to-Value Ratios in excess of _______%. As of the Statistic Calculation Date the weighted average Combined Loan-to-Value Ratio of the Initial Loans was ________%. As a result of the foregoing, the Mortgaged Properties may not provide adequate security for the Loans. Even assuming that a Mortgaged Property provides adequate security for the related Loan, substantial delays could be encountered in connection with the liquidation of a Loan that would result in current shortfalls in distributions to the Noteholders to the extent such shortfalls are not covered by the credit enhancement described herein. In addition, liquidation expenses relating to any Liquidated Loan (such as legal fees, real estate taxes, and maintenance and preservation expenses) would reduce the liquidation proceeds otherwise payable to the Noteholders. In the event that any Mortgaged Property fails to provide adequate security for the related Loan, any losses in connection with such Loan will be borne by Noteholders as described herein to the extent that the credit enhancement described herein is insufficient to absorb all such losses.

Should The Loan Rates On The Adjustable Rate Loans Decrease, The Amount Available For Distribution May Be Lessened

         While all of the Notes are fixed rate obligations, as of the Statistic Calculation Date, Initial Loans representing approximately ______% of the Statistic Principal Balance, are Adjustable Rate Loans. Should the Loan Rates on the Adjustable Rate Loans decrease, the amount of Excess Spread available for deposit to the Certificate Distribution Account to cause the termination of the Spread Deferral Period and then to make payments to achieve the required Overcollateralization Amount will be lessened. See "Prepayment and Yield Considerations--Excess Spread and Reduction of Overcollateralization Amount."

Book-Entry Registration Of Notes May Reduce The Liquidity Of Such Notes In The Secondary Trading Market

         Issuance of the Notes in book-entry form may reduce the liquidity of such Notes in the secondary trading market because investors may be unwilling to purchase Notes for which they cannot obtain physical certificates. Moreover, because transactions in the Notes can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a beneficial owner of a Note to pledge its interest in a Note to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Note, may be limited due to lack of a physical certificate representing such Note.

Additional Factors Affecting Delinquencies, Defaults and Losses on Loans

Underwriting Guidelines May Not Consider The Adequacy Of The Value Of The Related Mortgaged Property

         The evaluation of the adequacy of the value of the related Mortgaged Property in relation to the Loan, together with the amount of all liens senior to the Loan, is given less and in some cases no consideration in underwriting the Loans. Although the creditworthiness of the related borrowers is the primary consideration in the underwriting of the Loans, no assurance can be given that such creditworthiness of the borrowers will not deteriorate as a result of future economic and social factors, which deterioration may result in a delinquency or default by such borrowers on the related Loans. In general, the credit quality of the borrowers on the Loans as well as the Loans is lower than that of borrowers and mortgage loans conforming to the Federal National Mortgage Association ("FNMA") or

Federal Home Loan Corporation ("FHLMC") underwriting guidelines for first-lien, single-family mortgage loans. Accordingly, the Loans are likely to experience higher rates of delinquencies, defaults and losses (which rates could be substantially higher) than those rates that would be experienced by similar types of loans underwritten in a manner which is more similar to the FNMA or FHLMC underwriting guidelines.

         In response to changes and developments in the consumer finance area as well as the refinement of ______'s credit evaluation methodology, ______'s underwriting requirements for certain types of home loans may change from time to time, which in certain instances may result in more stringent and, in other instances, less stringent underwriting requirements. Depending upon the date on which the Loans were originated or purchased by ______, such Loans may have been originated or purchased by ______ under different underwriting requirements, and accordingly, certain Loans may be of a different credit quality and have different characteristics than other Loans. Furthermore, to the extent that certain Loans were originated or purchased by ______ under less stringent underwriting requirements, such Loans may be more likely to experience higher rates of delinquencies, defaults and losses than those Loans originated or purchased under more stringent underwriting requirements.

         Geographic Concentration Of The Loans Within Certain States May Mean That Delinquencies And Losses On The Loans May Be Higher

         Approximately ______%,  ______%, _____%, _____%, ____%, ____%,____% and
____% of the Statistic Principal Balance consisted of Initial Loans that are secured by Mortgaged Properties located in the States of __________, ____________, ___________, __________, ___________, ____________ and __________,
respectively. Because of the relative geographic concentration of the Loans within these States, delinquencies and losses on the Loans may be higher than would be the case if the Loans were more geographically diversified. Adverse economic conditions in these States or geographic regions (which may or may not affect real property values) may affect the ability of the related borrowers to make timely payments of their scheduled monthly payments of principal and interest and, accordingly, the actual rates of delinquencies, defaults and losses on such Loans could be higher than those currently experienced in the home lending industry for similar types of loans. In addition, with respect to the Loans in these States, certain of the Mortgaged Properties may be more susceptible to certain types of special hazards that are not covered by any casualty insurance, such as earthquakes, floods and other natural disasters and major civil disturbances, than residential properties located in other parts of the country. In general, declines in one or more of the related residential real estate markets may adversely affect the values of the Mortgaged Properties securing such Loans such that the outstanding principal balances of such Loans, together with the outstanding principal amount of any senior lien mortgage loans on such Mortgaged Properties, will exceed the value of such Mortgaged Properties to an increasing degree. Accordingly, the actual rates of delinquencies, foreclosures and losses on such Loans could be higher than those currently experienced in the home lending industry in general.

         Reloading  Of Debt Could  Impair The  Ability Of Certain  Borrowers  To
Service   Their   Debts,   Which  In  Turn  Could  Result  In  Higher  Rates  Of
Delinquencies, Defaults And Losses On The Loans

         With respect to Loans which in combination with superior liens have loan-to-value ratios in excess of 100%, there is a risk that if the related borrowers relocate, such borrowers will be unable to discharge the Loans in full from the sale proceeds of the related Mortgaged Properties and any other funds available to these borrowers, in which case the pool of Loans sold to the Trust could experience higher rates of delinquencies, defaults and losses. With respect to Loans, the proceeds of which were used in whole or in part for debt consolidation, there can be no assurance that, following the debt consolidation, the related borrower will not incur further consumer debt to third party lenders. This reloading of debt could impair the ability of such borrowers to service their debts, which in turn could result in higher rates of delinquencies, defaults and losses on the Loans.

         Loans Acquired From Third Parties May Be Subject To A Higher Incidence Of Delinquency Or Default

         Substantially all of the Loans will have been either originated by or on behalf of ______ or purchased and re-underwritten by ______ in accordance with _________________________. A significant portion of the Loans will have been acquired by ______ through purchases from a network of correspondent lenders or through a portfolio acquisition program. See "The Loans General" herein. All of such Loans will have been re-underwritten and reviewed for compliance with ______'s underwriting guidelines. ______ may have acquired certain Loans which were originated by originators that, at the time of origination thereof, were not approved Federal Housing Administration ("FHA") lenders or approved FNMA or FHLMC seller/servicers, and therefore did not have an internal quality control program substantially similar to the FNMA or FHLMC required quality control programs with respect to the underwriting and origination of such Loans. Such Loans may be subject to a higher incidence of delinquency or default. As described herein, ______ will make certain representations and warranties regarding each Loan and, in the event of a breach of any such representation or warranty that materially and adversely affects the Noteholders, ______ will be required either to cure such breach, repurchase the related Loan or Loans or substitute one or more Qualified Substitute Loans therefor.

         Because The Servicer Is Under Not Obligation To Advance Scheduled Monthly Payments Of Principal Or Interest With Respect To Delinquent Loans, The Amount Of Interest Received May Be Less Than The Amount Of Interest Distributable On The Notes.


         In the event of a delinquency or a default with respect to a Loan, the Servicer will have no obligation to advance scheduled monthly payments of principal or interest with respect to such Loan. As a result of the foregoing, the amount of interest received on the Loans during any Due Period may be less than the amount of interest distributable on the Notes on the related Distribution Date. Such an occurrence will cause the Class Principal Balances of the Classes of Notes to decrease at a slower rate relative to the Pool Principal Balance, resulting in a reduction of the Overcollateralization Amount and, in some circumstances, an Allocable Loss Amount. However, the Servicer will make such reasonable and customary expense advances with respect to the Loans as generally would be required in accordance with its servicing practices. See "Description of the Transfer and Servicing Agreements--Servicing" herein.

         The Manner In Which The Servicer Performs Its Servicing Obligations Will Affect The Amount And Timing Of The Principal And Interest Payments Received On The Loans

         Pursuant to the Sale and Servicing Agreement, the Servicer will perform the daily loan servicing functions for the Loans that include, without limitation, the collection of payments from the Loans, the remittance of funds from such collections for distribution to the holders of the Notes, the bookkeeping and accounting for such collections, all other servicing activities relating to the Loans, the preparation of the monthly servicing and remittance reports pursuant to the Sale and Servicing Agreement and the maintenance of all records and files pertaining to such servicing activities. Upon the Servicer's failure to remedy an Event of Default under the Sale and Servicing Agreement, a majority of the holders of the Notes or the Indenture Trustee or the Owner Trustee on behalf of the Trust may remove the Servicer and appoint a successor servicer pursuant to the terms of the Sale and Servicing Agreement. Absent such a replacement, the holders of the Notes will be dependent upon the Servicer to adequately and timely perform its servicing obligations and remit to the Indenture Trustee the funds from the payments of principal and interest received on the Loans. The manner in which the Servicer, and each Subservicer, as applicable, performs its servicing obligations will affect the amount and timing of the principal and interest payments received on the Loans. The principal and interest payments received on the Loans are the sole source of funds for the distributions due to the holders of the Notes under the Sale and Servicing Agreement. Accordingly, the holders of the Notes will be dependent upon the Servicer to adequately and timely perform its servicing obligations and such performance will affect the amount and timing of distributions to the holders of the Notes. See "______ Savings Bank, Federal Savings Bank The Servicer" and "______ Savings Bank, Federal Savings Bank Delinquency and Loan Loss Experience" herein.

         No Assurance Can Be Given That Any Proceeds, Or A Significant Amount Of Proceeds Will Be Recovered From The Liquidation Of Defaulted Loans

         Substantially all of the Loans are secured by junior liens, and the related loans secured by senior liens are not included in the Pool. The primary risk with respect to any Loan secured by a junior lien is the possibility that adequate funds will not be received in connection with a foreclosure of the related Mortgaged Property to satisfy fully both any loan(s) secured by senior lien(s) and the Loan. In accordance with the loan servicing practices of the Servicer for home loans secured by junior liens, the Servicer may, in connection with any Defaulted Loan, (i) pursue the foreclosure of a Defaulted Loan, (ii) satisfy the senior mortgage(s) at or prior to the foreclosure sale of the
Mortgaged  Property,  or (iii)  advance  funds to keep  the  senior  mortgage(s)
current. The Trust will have no source of funds to satisfy the senior mortgage(s) or make payments due to the senior mortgagee(s), and, therefore, holders of the Notes should not expect that any senior mortgage(s) will be satisfied or kept current by the Trust for the purpose of protecting any junior lien Loan. See "Certain Legal Aspects of the Loans--Junior Mortgages; Rights of Senior Mortgages" in the Prospectus. Furthermore, it is unlikely that any of the foregoing methods of realizing upon a defaulted junior lien Loan will be an economically viable alternative with respect to any Loans having a Combined Loan-to-Value Ratio that exceeds 100% at the time of default. As a result, the Servicer may, in accordance with accepted servicing procedures, pursue alternative methods of servicing Defaulted Loans to maximize proceeds therefrom, including without limitation, the modification of Defaulted Loans, which, among other things, may include the abatement of accrued interest or the reduction of a portion of the outstanding Principal Balance of such Defaulted Loans. The costs incurred in the collection and liquidation of Defaulted Loans in relation to the smaller Principal Balances thereof are proportionately higher than with respect to first-lien single-family mortgage loans, and because substantially all of the Loans will have Combined Loan-to-Value Ratios at the time of origination that exceed 100%, losses sustained from Defaulted Loans are likely to be more severe (and could be total losses) in relation to the outstanding Principal Balance of such Defaulted Loans. In fact, no assurance can be given that any proceeds, or a significant amount of proceeds will be recovered from the liquidation of Defaulted Loans.

         There  Is  Limited   Historical   Delinquency,   Loss  and   Prepayment
Information

         Since January 1996, the Servicer has substantially increased the volume of conventional home loans that it has originated, purchased, sold and/or serviced, and thus, it has limited historical experience with respect to the performance, including the delinquency and loss experience and the rate of prepayments, of these conventional home loans, with respect to its entire portfolio of loans and in particular with respect to such increased volume. Accordingly, it is possible that neither the delinquency experience and loan loss and liquidation experience set forth under " ______________________ ? Delinquency and Loss Experience" herein nor the prepayment scenarios set forth under "Prepayment and Yield Considerations ? Weighted Average Lives of the Notes" herein will be indicative of the performance of the Loans. Prospective investors should make their investment determination based on the Loan underwriting criteria, the availability of the credit enhancement described herein, the characteristics of the Initial Loans and other information provided herein, and not based on any prior delinquency experience and loan loss and liquidation experience information set forth herein or any rate of prepayments assumed herein.

         A Deterioration In Economic Conditions May Affect The Ability Of Borrowers To Repay Their Loans

         For the limited period of time during which loans in the nature of the Loans have been originated, economic conditions nationally and in most regions of the country have been generally favorable. A deterioration in economic conditions could be expected to adversely affect the ability and willingness of borrowers to repay their Loans; however, because of lenders' limited experience with loans similar to the Loans, no prediction can be made as to the severity of the effect of a general economic downturn on the rate of delinquencies and defaults on the Loans. Because borrowers under the Loans generally have little or no equity in the related Mortgaged Properties, any significant increase in the rate of delinquencies and defaults could result in substantial losses to holders of Notes, in particular the Class B Notes, the Class M-2 Notes and the Class M-1 Notes. See "Adequacy of the Mortgaged Properties as Security for the Loans" and "Additional Factors Affecting Delinquencies, Defaults and Losses on Loans" and "Prepayment and Yield Considerations" above.

         Recharacterization Of The Sale Of The Loans As A Borrowing Secured By A Pledge Could Result In Possible Reductions In The Amounts Available For Distribution On The Notes

         The Initial Loans have been transferred from ______ to the Depositor, an affiliate of ______. Each such transfer will be treated by ______ as a sale of the Initial Loans. ______ has warranted that its transfer to the Depositor is a sale of ______'s interest in the Loans. The Depositor has warranted that its transfer to the Trust is a sale of the Depositor interest in the Initial Loans. In the event of an insolvency of ______ or the Depositor, the receiver or bankruptcy trustee of such entity may attempt to recharacterize the related sale of the Initial Loans as a borrowing by such entity secured by a pledge of the Initial Loans and possible reductions could occur in the amounts thereof available for distribution on the Notes.

         The  Underwriting,  Origination,  Servicing And Collection Of The Loans
Are Subject To A Variety Of State And Federal Laws, Public Policies And Principles Of Equity And May Affect Distributions To The Holders Of The Notes

         The  underwriting,  origination,  servicing and collection of the Loans are subject to a variety of State and Federal laws, public policies and principles of equity. For example, the Federal District Court for the Eastern District of Virginia recently announced a decision indicating that Federal law prohibited lenders from paying independent mortgage brokers a premium for loans with above-market interest rates. Depending on the provisions of applicable law and the specific facts and circumstances involved, violations of these laws, policies or principles may limit the ability of the Servicer to collect all or part of the principal or interest on the Loans, may entitle the borrower to a refund of amounts previously paid, and, in addition, could subject the Servicer to damages and administrative sanctions. If the Servicer is unable to collect all or part of the principal or interest on any Loans because of a violation of the aforementioned laws, public policies or general principles of equity, then the Trust may be delayed or unable to make all distributions owed to the holders of the Notes to the extent any related losses are not otherwise covered by amounts available from the credit enhancement provided for the Notes. Furthermore, depending upon whether damages and sanctions are assessed against the Servicer or the Depositor, such violations may materially impact (i) the financial ability of the Servicer to continue to act in such capacity or (ii) the ability of the Depositor or ______ to repurchase or replace Defective Loans. See "Risk Factors Consumer Protection Laws" in the Prospectus. ______ will be required to repurchase or replace any Loan which did not comply with applicable State and Federal laws and regulations as of the Closing Date. See "Limitations on Repurchase or Replacement of Defective Loans" below.

         The National Bankruptcy Review Commission (the "Bankruptcy Commission"), an independent commission established under the Bankruptcy Reform Act of 1994 to study issues and make recommendations relating to the United States Bankruptcy Code (the "Bankruptcy Code"), recently indicated that it may recommend that debtors in proceedings under Chapter 13 of the Bankruptcy Code be permitted to treat the portion of any mortgage debt that exceeds the value of the real property securing such debt as an unsecured claim if such mortgage is not a first lien mortgage. If such a change in the Bankruptcy Code were to be enacted, and if such change were to apply to loans originated prior to enactment, a substantial majority of the Loans would likely be treated as unsecured debt in a case under Chapter 13 of the Bankruptcy Code. As a consequence, borrowers who become Chapter 13 debtors would have substantially less incentive to make arrangements for repayment of their Loans, and the likelihood that the Trust Fund would recover any amounts in respect of the related Loans would be remote.

         The Bankruptcy Commission is required to submit a report on its findings, including recommendations for legislation to effect changes to the Bankruptcy Code, to the President and Congress no later than October 20, 1997. The Bankruptcy Commission's recommendations will be advisory only; any change in the Bankruptcy Code must be effected through Congressional action.

         As A Result Of Non-Recordation Of Assignments In Some States, Some Noteholders Could Lose The Right To Future Payments Of Principal And Interest From Such Loans And Could Suffer A Loss Of Principal And Interest On The Notes.

         Subject to confirmation by the Rating Agencies, with respect to the Loans secured by Mortgaged Properties located in certain states where ______ has been advised by counsel that recordation of an assignment of mortgage is not necessary in order to perfect an interest in a Loan, ______ will not be required to record assignments to the Indenture Trustee of the Mortgages in the real property records of these states for such Loans, but rather ______, in its capacity as the Servicer, will retain record title to such Mortgages on behalf of the Indenture Trustee and the Noteholders. See "Description of the Transfer and Servicing Agreements ? Sale and Assignment of the Loans" herein.

         Although the recordation of the assignments of the Mortgages in favor of the Indenture Trustee is not necessary to effect a transfer of the Loans to the Indenture Trustee, if ______ or the Depositor were to sell, assign, satisfy or discharge any Loan prior to recording the related assignment in favor of the Indenture Trustee, the other parties to such sale, assignment, satisfaction or discharge may have rights superior to those of the Indenture Trustee. In some states, in the absence of such recordation of the assignments of the Mortgages, the transfer to the Indenture Trustee of the Loans may not be effective against certain creditors or purchasers from ______ or a trustee in bankruptcy of ______. If such other parties, creditors or purchasers have rights to the Loans that are superior to those of the Indenture Trustee, then the Noteholders could lose the right to future payments of principal and interest from such Loans and could suffer a loss of principal and interest to the extent that such loss is not otherwise covered by amounts available from the credit enhancement provided for such Notes.

         Limitations On Repurchase Or Replacement Of Defective Loans Will Mean That Resulting Losses Will Be Borne By The Holders Of The Notes

         Pursuant to the Sale and Servicing Agreement, each of the Depositor and ______ has agreed to cure in all material respects any breach of its respective representations and warranties set forth in the Sale and Servicing Agreement with respect to Defective Loans. If the Depositor or ______ cannot cure such breach within a specified period of time, it will be required to repurchase such Defective Loans from the Trust or substitute other loans for such Defective Loans. Although a significant portion of the Loans will have been acquired from unaffiliated correspondent lenders, the Depositor and ______ will make the representations and warranties with respect to each Loan. For a summary description of the Depositor's or ______'s representations and warranties, See "The Agreements Assignment of Primary Assets" in the Prospectus.

         No assurance can be given that, at any particular time, the Depositor or ______ will be capable, financially or otherwise, of repurchasing or replacing any Defective Loan(s) in the manner described above. If ______ repurchases, or is obligated to repurchase, any defective home loan(s) from any other series of asset backed securities, its financial ability to repurchase any Defective Loan(s) from the Trust may be adversely affected. In addition, other events relating to the Depositor or ______ and its home lending can occur that would adversely affect its financial ability to repurchase Defective Loans from the Trust, including, without limitation, the sale or other disposition of all or any significant portion of its assets. If the Depositor or ______ is unable to repurchase or replace a Defective Loan, then the Servicer, on behalf of the Trust, will utilize customary servicing practices to recover the maximum amount possible with respect to such Defective Loan, and any resulting loss will be borne by the holders of the Notes to the extent that such loss is not otherwise covered by amounts available from the credit enhancement provided for the Notes. ______, in its capacity as seller of the Loans to the Depositor, has agreed to be bound by the same requirements as the Depositor with respect to Defective Loans. See "______ Savings Bank, Federal Savings Bank" herein.

[Limited Liquidity

         In connection with the initial offering of the Notes, First Union Capital Markets Corp. has indicated that it intends to make a market in the Notes and to deliver this Prospectus Supplement, in connection with such market-making activity. First Union Capital Markets Corp. has no obligation to make a secondary market in the Notes, or if it does develop, there can be no assurance that any secondary market will continue until the termination of the Trust.]

                                    THE TRUST

General

         The Trust, _______________ Trust ________, will be a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement for the transactions described in this Prospectus Supplement. After its formation, the Trust will not engage in any activity other than (i) acquiring, holding and managing the Loans and the other assets of the Trust and proceeds therefrom, (ii) issuing the Notes and any Residual Interest, (iii) making payments on the Notes and any Residual Interest and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or in connection therewith.

         The Residual Interests in the aggregate represent the entire residual interest in the assets of the Trust. The Residual Interests, together with the Notes, will be delivered by the Trust to the Depositor as consideration for the delivery of the Initial Loans and the deposit of the Original Pre-Funded Amount pursuant to the Sale and Servicing Agreement.

         On the Closing Date, the Trust will purchase Initial Loans expected to have an aggregate principal balance of approximately $___________ as of the Initial Cut-Off Date (the actual aggregate unpaid principal balance (as of the Initial Cut-Off Date) of the Initial Loans, the "Original Pool Principal Balance") from the Depositor pursuant to a sale and servicing agreement dated as of ______________ (the "Sale and Servicing Agreement"), among the Trust, the Depositor, the Servicer, the Indenture Trustee and the Co-Owner Trustee. On or prior to _______________, the Trust may purchase additional loans (the "Subsequent Loans" and together with the Initial Loans, the "Loans") having an aggregate unpaid principal balance of up to $_______________ (as adjusted pursuant to the immediately following sentence, the "Original Pre-Funded Amount"). To the extent that the Original Pool Principal Balance is more or less than the amount set forth in the second preceding sentence, the Original Pre-Funded Amount will be decreased or increased by a corresponding amount provided that the amount of any such adjustment shall not exceed $____________.

         The assets of the Trust will consist of the Loans secured by Mortgages. See "The Loans" herein. The assets of the Trust will also include (i) payments of interest and principal received after the applicable Cut-Off Date in respect of the Loans; (ii) amounts on deposit in the Collection Account (excluding investment earnings thereon), Note Distribution Account, Pre-Funding Account, Capitalized Interest Account and Certificate Distribution Account; and (iii) certain other ancillary or incidental funds, rights and properties related to the foregoing.

         The Trust will include the unpaid Principal Balance of each Loan as of its applicable Cut-Off Date (the "Cut-Off Date Principal Balance"). With respect to any date, the "Pool Principal Balance" will be equal to the aggregate of the Principal Balances of all Loans as of the last day of the preceding Due Period. The "Principal Balance" of a Loan on any day is equal to the outstanding unpaid principal balance of the Loan as of the close of business on the last day of the preceding Due Period (after giving effect to all payments received thereon and the allocation of any Net Loan Losses thereto pursuant to clause (B) of the definition thereof); provided, however, that any Loan that became a Liquidated Loan during the preceding Due Period shall have a Principal Balance of zero. With respect to any Distribution Date, any Loans repurchased in the month of such Distribution Date prior to the related Determination Date in such month shall be deemed (i) to have been repurchased during the related Due Period and
(ii) to have a  Principal  Balance  of  zero as of the end of such  related  Due
Period.

         The Servicer will service the Loans pursuant to the Sale and Servicing Agreement (collectively with the Indenture, the Administration Agreement and the
Trust  Agreement,   the  "Transfer  and  Servicing

Agreements") and will be compensated for such services as described under "Description of the Transfer and Servicing Agreements--Servicing" herein.

         The Trust's principal offices are located in ___________, Delaware, in care of ____________________, as Owner Trustee, at the address set forth below under "--The Owner Trustee and Co-Owner Trustee."

The Owner Trustee and Co-Owner Trustee

         ______________________will act as the Owner Trustee under the Trust Agreement. __________________ is a _______________ banking corporation and its principal offices are located at _____________________.

         Certain functions of the Owner Trustee under the Trust Agreement and the Sale and Servicing Agreement will be performed by Norwest Bank Minnesota, Association, in its capacity as Co-Owner Trustee under the Trust Agreement and the Sale and Servicing Agreement, including maintaining the Certificate Distribution Account and making distributions therefrom. However, upon the occurrence and continuation of an event of default under the Indenture, the Co-Owner Trustee will resign and the Owner Trustee will assume the duties of the Co-Owner Trustee under the Trust Agreement and the Sale and Servicing Agreement.

                                    THE LOANS

General

         All of the Loans will be home loans (i.e., not insured or guaranteed by a governmental agency) for which the related proceeds were used to finance (i) property improvements, (ii) the acquisition of personal property such as home appliances or furnishings, (iii) debt consolidation, (iv) the refinancing of one- to four-family residential properties (which may include cash-out to the borrower) or (v) a combination of property improvements, debt consolidation and other consumer purposes. Substantially all of the Mortgages for the Loans will be junior (i.e., second, third, etc.) in priority to one or more senior liens on the related Mortgaged Properties, which will consist of owner-occupied single-family residences. As of the Statistic Calculation Date, approximately _______% of the Loans will be secured by liens on Mortgaged Properties in which the borrowers have little or no equity therein (i.e., the related Combined Loan-to-Value Ratios equal or exceed ____%) at the time of origination of such Loans. The characteristics of the Initial Loans actually delivered on the Closing Date are not expected to vary materially from the characteristics of those of such Loans that have been identified on the Statistic Calculation Date and the characteristics of the Subsequent Loans are not expected to vary materially from those of the Initial Loans.

         ______   originates  and  purchases  loans   principally   through  its
nationwide  network  of  correspondents,   other  third  party  originators  and
independent mortgage brokers.

         For a description of the underwriting criteria applicable to the Loans, See "______ Savings Bank, Federal Savings Bank Underwriting Guidelines" herein. All of the Initial Loans will be sold by ______ to the Depositor, whereupon the Depositor will sell the Loans to the Trust pursuant to the Sale and Servicing Agreement. All of the Subsequent Loans will be sold by ______ to the Depositor for and by the Depositor to the Trust pursuant to a Subsequent Transfer Agreement. Pursuant to the Indenture, the Trust will pledge and assign the Loans to the Indenture Trustee for the benefit of the holders of the Notes. The Trust will be entitled to all payments of interest and principal received in respect of the Loans after the applicable Cut-Off Dates.

Payments on the Loans

         The Loans generally provide for a schedule of payments which, if timely paid, will be sufficient to amortize fully the principal balance of the related Loan on or before its maturity date. The Loans have scheduled monthly payment dates which occur throughout a month. Interest with respect to the Loans will accrue on an "actuarial interest" method. No Loan provides for deferred interest or negative amortization.

         The actuarial interest method provides that interest is charged and payments are due as of a scheduled day of each month which is fixed at the time of origination, and payments received after a grace period following such scheduled day are subject to late charges. For example, a scheduled payment on a Loan received either earlier or later (other than delinquent) than the scheduled due date thereof will not affect the amortization schedule or the relative application of such payment to principal and interest in respect of such Loan.

Characteristics of Loans

         The following is a brief description of certain terms of those of the Initial Loans that have been identified as of the Statistic Calculation Date. Neither the characteristics of the Initial Loans as of the Closing Date nor the characteristics of the Subsequent Loans are expected to vary materially from the characteristics of those of the Initial Loans that have been identified as of the Statistic Calculation Date.

         The Initial Loans will have the characteristics set forth below and in the tables that follow.

         This description does not take into account any (a) Initial Loans not identified as of the date of this Prospectus Supplement and (b) Subsequent Loans that may be sold to the Trust during the Pre-Funding Period through the application of amounts on deposit in the Pre-Funding Account. In addition, prior to the Closing Date, ______ may remove any of the Initial Loans intended to be transferred to the Trust, substitute comparable loans therefor, or add comparable loans thereto; provided, however, that the aggregate principal balance of Initial Loans so replaced, added or removed will not exceed ____% of the Original Pool Principal Balance. To the extent that, prior to the Closing Date, Loans are removed from or sold to the Trust, an amount equal to the aggregate principal balances of such Loans will be added to or deducted from, respectively, the Original Pre-Funding Amount on the Closing Date; provided that the amount of any such adjustment may not exceed $____________. As a result, the statistical information presented below regarding the characteristics of the Initial Loans expected to be sold to the Trust as of the date of this Prospectus Supplement may vary in certain respects from comparable information based on the actual Initial Loans sold to the Trust on the Closing Date. In addition, after the _____________ Cut-Off Date, the characteristics of the actual Loans may vary from the information below due to a number of factors, including prepayments after the ____________ Cut-Off Date or the purchase of any Subsequent Loans after the Closing Date. See "Conveyance of Subsequent Loans" below. A schedule of the Initial Loans sold to the Trust as of the Closing Date will be attached to the Sale and Servicing Agreement. A current report on Form 8-K containing a description of the Loans as of the end of the Pre-Funding Period will be filed with the Commission.

Initial Loan Statistics

         As of the Statistic Calculation Date, the Initial Loans consisted of _______ Loans secured by mortgages or deeds of trust on Mortgaged Properties located in ___ States and the District of Columbia. As of the Statistic Calculation Date, the aggregate of the Principal Balances of the Initial Loans was approximately $_______________ (the "Statistic Principal Balance"). As of the Statistic Calculation Date, Initial Loans representing ________% of the Statistic Principal Balance were secured by first liens, Initial Loans representing approximately _______% of the Statistic Principal Balance were secured by second liens. As of the Statistic Calculation Date, Adjustable Rate Loans represented ______% of the Statistic Principal Balance and the remainder of the Initial Loans have fixed Loan Rates ("Fixed Rate Loans"). The lowest Statistic Calculation Date principal balance of any Initial Loan was $__________ and the highest was $___________. The average Statistic Calculation Date principal balance of the Initial Loans was approximately $___________. The weighted average remaining term to stated maturity of the Initial Loans as of the Statistic Calculation Date was approximately ______ months. As of the Statistic Calculation Date, the weighted average number of months that have elapsed since origination of the Initial Loans was approximately 1 month. The lowest and highest Combined Loan-to-Value Ratios of the Initial Loans at origination were ______% and ____%, respectively. As of the Statistic Calculation Date approximately ____ Loans representing approximately ______% of the Statistic Principal Balance had a combined Loan-to-Value Ratio of less than _____%. The weighted average Combined Loan-to-Value Ratio of the Initial Loans as of the Statistic Calculation Date was approximately _______%.

         Each Adjustable Rate Loan bears interest at an adjustable rate. The interest rate borne by each Adjustable Rate Loan first adjusts on the date set forth in the related Note for the Adjustable Rate Loans and then every six months thereafter (each such date thereafter, a "Change Date"). The Loan Rate with respect to each Adjustable Rate Loan will adjust on each applicable Change Date to equal the sum of (i) the London Interbank Offered Rate for six-month U.S. dollar deposits (the "LIBOR Index") either as announced by FNMA, and available as of the date 45 days before each Change Date, or as published in The Wall Street Journal generally on a day of the month preceding the month of the Change Date and (ii) the gross margin (the "Gross Margin") set forth in the related Note subject to rounding and to the effects of the Periodic Rate Cap (as defined below), the applicable ______time Cap (as defined below) and the applicable ______time Floor (as defined below).

         The Initial Loans that are Fixed Rate Loans bear interest at fixed Loan Rates that ranged from approximately 8.50% to approximately _______% per annum as of the Statistic Calculation Date. The weighted average Loan Rate for the Initial Loans that are Fixed Rate Loans was approximately _______% per annum as of the Statistic Calculation Date.

         As of the Statistic Calculation Date, the Loan Rates for the Adjustable Rate Loans ranged from _______% to ______% and the Gross Margins for the Adjustable Rate Loans ranged from ______% to ______%. As of the Statistic Calculation Date, the weighted average Loan Rate of the Adjustable Rate Loans was _______% and the weighted average Gross Margin of the Adjustable Rate Loans was approximately _______%. The "Periodic Rate Cap" limits changes in the Rate for each Adjustable Rate Loan on each Change Date to 100 to 150 basis points in the case of Adjustable Rate Loans based on a LIBOR Index. The "______time Cap" for each Adjustable Rate Loan is the rate which is generally 600 to 700 basis points greater than the initial Loan Rate for such Adjustable Rate Loan, and the ______time Floor is the lowest rate to which the Loan Rate can adjust for such Adjustable Rate Loan. As of the Statistic Calculation Date the ______time Caps of the Adjustable Rate Loans ranged from ______% to ______% and the ______time Floors of the Adjustable Rate Loans ranged from ______% to _______%. As of the Statistic Calculation Date, the weighted average ______time Cap of the
Adjustable Rate Loans was approximately ______% and the weighted average ______time Floor was approximately ______%. As of the Statistic Calculation Date, the number of months to the next Change Date of the Adjustable Rate Loans ranged from two months to six months. As of the Statistic Calculation Date, the weighted average months to next Change Date was approximately _____ months. The Adjustable Rate Loans do not provide for negative amortization.

         As of the Statistic Calculation Date, approximately _____% by principal balance of the Initial Loans (each of which was a Fixed Rate Loan) had final payments substantially in excess of the other monthly payments (the "Balloon Loans") and the remainder of the Initial Loans were fully amortizing loans having original stated maturities of not more than 30 years. As of the Statistic Calculation Date, no Initial Loan was scheduled to mature later than September
_____.

         As of the Closing Date, no Initial Loan will be 30 or more days past due.

         As of the Statistic Calculation Date, _______% of the Mortgaged Properties by principal balance of the related Loan were owner-occupied (based on representations of the related borrowers at origination). As of the Statistic Calculation Date, the obligors on Initial Loans representing approximately 89.08% of the Statistic Principal Balance had "A", "A+", "Ax" or "A-" credit ratings, under ______'s programs, the obligors on Initial Loans representing approximately 10.82% of the Statistic Principal Balance had "B" or "B+" credit ratings under ______'s programs and the obligors on Initial Loans representing approximately _______% of the Statistic Principal Balance had "C" or "Cx" credit ratings under ______'s programs.

         The following tables are based on certain statistical characteristics with respect to those of the Initial Loans that have been identified as of the Statistic Calculation Date. The sum of the percentages in the following tables may not equal the total due to rounding.


                                                                       FIXED RATE LOANS

Geographic Distribution of the Mortgaged Properties

                                                                                                   % of Aggregate
                                                  Number of                                        Principal Balance
                                                    Initial          Aggregate                     of Fixed Rate
State                                              Loans              Principal Balance            Loans
-------------------------------------------      --------------      ------------------            -------------------

--------------------........................         ----            $      ----------                   -----%
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
--------------------........................         ----                   ----------                   -----
                                                 --------------      ------------------            -------------------
                                                     ----                  $----------                   -----%
                   Total....................
                                                 ==============      ==================      ===== ===================





                                                                          Loan Rates

                                                                                            % of Aggregate
                                          Number of                                            Principal
                                          Initial           Aggregate                      Balance of Fixed
    Range of Loans Rates                   Loans            Principal Balance                 Rate Loans
----------------------------------       ------------       -------------------            ------------------
8.000%  to 8.999%...................        _____             $ ______________                  _____%
9.000%  to 9.999%...................        _____               ______________                   _____
10.000% to 10.999%..................        _____               ______________                   _____
11.000% to 11.999%..................        _____               ______________                   _____
12.000% to 12.999%..................        _____               ______________                   _____
13.000% to 13.999%..................        _____               ______________                   _____
14.000% to 14.999%..................        _____               ______________                   _____
15.000% to 15.999%..................        _____               ______________                   _____
16.000% to 16.999%..................        _____               ______________                   _____
17.000% to 17.999%..................        _____               ______________                   _____
                                         ------------       -------------------            ------------------
               Total................        _____              $______________                  _____%
                                         ============       ===================            ==================

         As of the Statistic Calculation Date, the weighted average Loan Rate of the Initial Loans that are Fixed Rate Loans was approximately _________% per annum.

                                                                   Mortgaged Property Types

                                                                                                         % of Aggregate
                                                    Number of               Aggregate                 Principal Balance of
Mortgaged Property Types                             Initial Loans         Principle Balance            Fixed Rate Loans
---------------------------------------------       ---------------       --------------------      -------------------------
One Family..................................           ________              $_______________               _______%
Two- to Four- Family........................           ________               _______________               _______
Condominium.................................           ________               _______________               _______
PUD.........................................           ________               _______________               _______
                                                    ---------------       --------------------      -------------------------
            Total...........................           ________              $_______________               _______%
                                                    ===============       ====================      =========================




                                                               Combined Loan-to-Value Ratios***

                                   Number of                                      Average               % of Aggregate
    Range of Combined              Initial             Aggregate                 Principal            Principal Balance
    Loand-to-Value Ratios             Loans         Principle Balance              Balance            of Fixed Rate Loans
-----------------------------      -----------      -------------------       ----------------       ---------------------
less than or equal to 49.99%       _______             $______________          _____________             ________%
 50.00% to 59.99%.................._______             _______________          _____________             _________
 60.00% to 69.99%.................._______             _______________          _____________             _________
 70.00% to 79.99%.................._______             _______________          _____________             _________
 80.00% to 89.99%.................._______             _______________          _____________             _________
 90.00% to 99.99%.................._______             _______________          _____________             _________
100.00% to 109.99%................._______             _______________          _____________             _________
110.00% to 119.99%................._______             _______________          _____________             _________
120.00% to 125.00%................._______..           _______________          _____________              ________
                                   -----------      -------------------       ----------------       ---------------------
        Total..............                            $______________          _____________                  100.00%
                                   ===========      ===================       ================       =====================

         As of the Statistic Calculation Date, the weighted average combined loan-to-value ratio of the Initial Loans that are Fixed Rate Loans was ________.

                                                                          FICO Scores

                                                                                                            % of
                                                                                                            Aggregate
                                                                                                            Principal
                                      Number of                                       Weighted              Balance of
                                      Initial             Aggregate Principal         Average FICO          Fixed Rate
Range of FICO Scores                  Loans                Balance                    Scores                Loans
-------------------------------       ------------       -----------------------      ---------------       ---------------
600 to 619............................_____.                $ _________________       __________            _________%
620 to 639............................_____.                  _________________       __________            _________
640 to 659............................_____.                  _________________       __________            _________
660 to 679............................_____.                  _________________       __________            _________
680 to 699............................_____.                  _________________       __________            _________
700 to 719............................_____.                  _________________       __________            _________
720 to 739............................_____.                  _________________       __________            _________
740 to 759............................_____.                  _________________       __________            _________
760 to 779............................_____.                  _________________       __________            _________
780 to 799............................_____.                  _________________       __________            _________
800 to 819............................_____.                  _________________       ____________          _________
                                      ------------       -----------------------      ---------------       ---------------
          Total......................._____.                 $_________________       ____________
                                                                                                            100.00%
                                      ============       =======================      ===============       ===============

         As of the Statistic Calculation Date, the weighted average FICO scores of the Initial Loans that are Fixed Rate Loans was _______.



                                                                           Occupancy


                                  Number of                                          % of Aggregate
                                  Initial           Aggregate Principal              Principal Balance of
                                  Loans              Balance                         Fixed Rate Loans
----------------------------      ------------      ---------------------            ----------------------
Non-Owner-Occupied................________..            $_______________             ________________%
Owner-Occupied....................________..             _______________             ________________
                                  ------------      ---------------------            ----------------------
              Total...............________..            $_______________
                                                                                     100.00%
                                  ============      =====================            ======================

Purpose of Loan

                              Number of                                        % of Aggregate
                              Initial           Aggregate                      Principal Balance
Purpose of Loan               Loans             Principal Balance              of Fixed Rate Loans
------------------------      -----------       -------------------            ---------------------

Cash Out......................________......       $______________             _____________%
Purchase......................________......       _______________             _____________
Refinance.....................________......       _______________             _____________
                              -----------       -------------------            ---------------------

Total.........................________......       $______________
                                                                               100.00%
                              ===========       ===================            =====================




                                                              FIXED RATE TABLE Principal Balances

Range of Principal Balances
                                                                                                % of Aggregate
                                                                                                Principal Balance
                                         Number of               Aggregate                      of Fixed Rate
Range of Principal Balances              Initial Loans        Principal Balance                 Loans
----------------------------------       --------------      -----------------------------      -------------------

Less than or equal to $15,000.00....     ________                   $ ___________________       _________%
$15,000.01 to $20,000.00............     ________                     ___________________       _________
$20,000.01 to $25,000.00............     ________                     ___________________       _________
$25,000.01 to $30,000.00............     ________                     ___________________       _________
$30,000.01 to $35,000.00............     ________                     ___________________       _________
$35,000.01 to $40,000.00............     ________                     ___________________       _________
$40,000.01 to $45,000.00............     ________                     ___________________       _________
$45,000.01 to $50,000.00............     ________                     ___________________       _________
$50,000.01 to $55,000.00............     ________                     ___________________       _________
$55,000.01 to $60,000.00............     ________                     ___________________       _________
$60,000.01 to $65,000.00............     ________                     ___________________       _________
$65,000.01 to $70,000.00............     ________                     ___________________       _________
$70,000.01 to $75,000.00............     ________                     ___________________       _________
$75,000.01 to $80,000.00............     ________                     ___________________       _________
$80,000.01 to $85,000.00............     ________                     ___________________       _________
Greater than or equal to                 ________                     ___________________       _________
$85,000.01..........................
                                         --------------      -----------------------------      -------------------

 .........Total                           ________                    $___________________               100.00%
                                         ==============      =============================      ===================




                                                                  Remaining Terms to Maturity



                                      Number of                                     % of Aggregate
Range of Remaining Terms to           Initial            Aggregate                  Principal Balance
Maturity                              Loans               Principal Balance         of Fixed Rate Loans
-------------------------------       -------------      ---------------------      -------------------

Less than or equal to 149             ______                 $ ______________       ____________%
Months......................................
150 to 179 Months.....................______                   ______________       ____________
180 to 209 Months.....................______                   ______________       ____________
210 to 239 Months.....................______                   ______________       ____________
240 to 269 Months.....................______                   ______________       ____________
270 to 299 Months.....................______                   ______________       ____________
300 to 329 Months.....................______                   ______________       ____________
                                      -------------      ---------------------      -------------------

            Total.....................______                  $______________
                                                                                    100.00%
                                      =============      =====================      ===================

         As of the Statistic Calculation Date, the weighted average original term to maturity of the Initial Loans that are Fixed Rate Loans was _______ months.

         As of the Statistic Calculation Date, the weighted average remaining term to maturity of the Initial Loans that are Fixed Rate Loans was _______ months.


                                                         ADJUSTABLE RATE SECTION ADJUSTABLE RATE LOANS

Geographic Distribution of the Mortgaged Properties


                                                                                                      % of
                                                                                                      Aggregate
                                                                                                      Principal
                                                   Number of                                          Balance of
                                                    Initial            Aggregate Principal            Adjustable
State                                               Loans              Balance                        Rate Loans
---------------------------------------------      -------------      -----------------------         --------------

----------------------------                       --------               $ ----------------          --------%
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
============================                       ========                 ================          ========
----------------------------                       --------                 ----------------          --------
                                                   -------------      -----------------------         --------------

         Total..............................       ________                $________________               100.00%
                                                   =============      =======================         ==============





Loan Rates (as of the Statistic Calculation Date)


                                                                                         % of Aggregate
                                                                                         Principal
                                                           Aggregate                     Balance of
                                      Number of            Principal                     Adjustable Rate
Loan Rate                             Initial Loans        Balance                       Loans
-------------------------------       ---------------      ------------------            ------------------

 9.000% to  9.999%....................__________                ____________             ______%
10.000% to 10.999%....................__________                ____________             ______
11.000% to 11.999%....................__________                ____________             ______
12.000% to 12.999%....................__________                ____________             ______
13.000% to 13.999%....................__________                ____________             ______
14.000% to 14.999%....................__________                ____________             ______
                                      ---------------      ------------------            ------------------

         TOTAL........................__________               $____________               100.00%
                                      ===============      ==================            ==================


         As of the Statistic Calculation Date, the weighted average Loan Rate of the Initial Loans that are Adjustable Rate Loans was _______%.

Gross Margins


                                                                                           % of Aggregate
                                                            Aggregate                      Principal Balance of
Margin                                Number of Loans       Principal Balance              Adjustable Rate Loans
--------------------------------      ----------------      -------------------            -----------------------

4.000% to 4.999%......................___________                _____________             ________%
5.000% to 5.999%......................___________                _____________             ________
6.000% to 6.999%......................___________                _____________             ________
7.000% to 7.999%......................___________                _____________             ________
8.000% to 8.999%......................___________                _____________             ________
                                      ----------------      -------------------            -----------------------

TOTAL.................................___________               $_____________                   100.00%
                                      ================      ===================            =======================

         As of the Statistic Calculation Date, the weighted average Gross Margin for the Initial Loans that are Adjustable Rate Loans was _____%.


______time Caps


                                                          Aggregate                     % of Aggregate
                                  Number of               Principal                    Principal Balance of
Lifetime Cap                       Initial Loans          Balance                      Adjustable Rate Loans
----------------------------      -----------------       -----------------            -----------------------

15.001% to 16.000%................__________                   $__________             __________%
16.001% to 17.000%................__________                    __________             __________
17.001% to 18.000%................__________                    __________             __________
18.001% to 19.000%................__________                    __________             __________
19.001% to 20.000%................__________                    __________             __________
Greater than 20.00%...............__________                    __________             __________
                                  -----------------       -----------------            -----------------------

TOTAL.............................__________                   $__________             100.00%
                                  =================       =================            =======================

         As of the Statistic Calculation Date, the weighted average Lifetime Cap for the Initial Loans that are Adjustable Rate Loans was ______%.





                                                                                      % of Aggregate
                                 Number of              Aggregate                     Principal Balance of
Lifetime Floor                   Initial Loans          Principal Balance             Adjustable Rate
---------------------------      ----------------       ------------------            -----------------------

less than or equal to
11.000%.........................__________                 $____________             ________%
11.001% to 12.000%...............__________.                 ____________             ________
12.001% to 13.000%...............__________.                 ____________             ________
13.001% to 14.000%...............__________.                 ____________             ________
Greater than 14.000%.............__________.                 ____________             ________
                                 ----------------       ------------------            -----------------------

TOTAL............................__________.               $ ____________                  100.00%
                                 ================       ==================            =======================

         As of the Statistic Calculation Date, the weighted average Lifetime
Floor for the Initial Loans that are Adjustable Rate Loans was _____%.


Mortgaged Property Types


                                                    Number of                                       % of Aggregate
                                                    Initial               Aggregate                 Principal Balance of
Mortgaged Property Types                            Loans                  Principal Balance        Adjustable Rate Loans
---------------------------------------------       ---------------       --------------------      -------------------------

One Family..................................        _________                    $___________       _________%
Two- to Four- Family........................        _________                     ___________       _________
Condominium.................................        _________                     ___________       _________
                                                    ---------------       --------------------      -------------------------

Total.......................................        _________                    $___________             100.00%
                                                    ===============       ====================      =========================




Combined Loan-to-Value Ratios

                                                                                                      % of
                                                                                                      Aggregate
                                                                                                      Principal
                                  Number of        Aggregate                                          Balance of
Range of Combined                 Initial          Principal               Average  Principal         Adjustable
Loan-to-Value Ratios              Loans            Balance                 Balance                    Rate Loans
---------------------------       ----------       -----------------       ---------------------      --------------

70.00% to 79.99%..................________..            $__________                 $__________       ________%
80.00% to 89.99%..................________..             __________                  __________       ________
90.00% to 99.99%..................________..             __________                  __________       ________
100.00% to 109.99%................________..             __________                  __________       ________
110.00% to 119.99%................________..             __________                  __________       ________
120.00% to 125.00%................________..             __________                  __________       ________
                                  ----------       -----------------       ---------------------      --------------

         Total....................________..            $__________                 $__________            100.00%
                                  ==========       =================       =====================      ==============

         As of the Statistic  Calculation  Date, the weighted  average  Combined
Loan-to-Value  Ratio of the  Initial  Loans that are  Adjustable  Rate Loans was
-------%.





                                                                          FICO Scores


                                                                                                           % of Aggregate
                                                                                                            Principal
                                   Number of                                           Weighted           Balance of
                                    Initial             Aggregate Principal            Average FICO        Adjustable
Range of FICO Scores                Loans                  Balance                       Scores            Rate Loans
----------------------------       -------------      --------------------------       --------------      ---------------

600 to 619........................._________                       $ __________        _________           ________%
620 to 639........................._________                         __________        _________           ________
640 to 659........................._________                         __________        _________           ________
660 to 679........................._________                         __________        _________           ________
680 to 699........................._________                         __________        _________           ________
700 to 719........................._________                         __________        _________           ________
720 to 739........................._________                         __________        _________           ________
740 to 759........................._________                         __________        _________           ________
760 to 779........................._________                         __________        _________           ________
800 to 819........................._________                         __________        _________           ________
                                   -------------      --------------------------       --------------      ---------------

          Total...................._________                        $__________        _________           ________
                                   =============      ==========================       ==============      ===============

         As of the Statistic Calculation Date, the weighted average FICO scores of the Initial Loans that are Adjustable Rate Loans was ________.



Occupancy

         The Mortgaged Property relating to each of the Adjustable Rate Loans was, based on representations made by the borrower at the closing of the Loan, owner occupied.

Purpose of Loan



                              Number of                                          % of Aggregate
                              Initial             Aggregate                      Principal Balance
Purpose of Loan               Loans               Principal Balance              of Adjustable Rate Loans
-------------------------     -------------      --------------------            --------------------

Cash Out........................_______.....           $____________             _________%
Purchase........................_______.....            ____________             _________
Refinance......................._______.....            ____________             _________
                                -----------      --------------------            --------------------

         Total.................._______.....           $____________                   100.00%
                                ===========      ====================            ====================

Principal Balances


                                                                                                 % of Aggregate
                                                                                                 Principal
                                                                                                 Balance of
                                               Number of                 Aggregate               Adjustable Rate
Range of Principal Balnces                     Initial Loans             Principal Balances       Loans
--------------------------------------        ---------------           ------------------       ------------------

less than or equal to $20,000.00............  ___________                    $___________        _______%
20,000.01 to 30,000.00......................  ___________                     ___________        _______
30,000.01 to 40,000.00......................  ___________                     ___________        _______
40,000.01 to 50,000.00......................  ___________                     ___________        _______
greater than 50,000.00......................  ___________                     ___________        _______
                                              ---------------           ------------------       ------------------

          Total.............................  ___________                    $___________           100.00%
                                              ===============           ==================       ==================




Remaining Terms to Maturity


                                                                                             % of Aggregate
                                               Number of                                     Principal Balance
                                               Initial             Aggregate                 of Adjustable
Range of Remaining Terms to Maturity           Loans               Principal Balance         Rate Loans
----------------------------------------       ------------       ---------------------      -------------------

-----------.................................   --------                    $----------       -------%
-----------.................................   --------                     ----------       -------
-----------.................................   --------                     ----------       -------
-----------.................................   --------                     ----------       -------
-----------.................................   --------                     ----------       -------
-----------.................................   --------                     ----------       -------
                                               ------------       ---------------------      -------------------

                                               ________                    $__________          100.00%
                                               ============       =====================      ===================

         As of the Statistic Calculation Date, the weighted average original term to maturity for the Initial Loans that are Adjustable Rate Loans was ______ months.

         As of the Statistic Calculation Date, the weighted average remaining term for the Initial Loans that are Adjustable Rate Loans was _______ months.

Conveyance of Subsequent Loans

         The Sale and Servicing Agreement permits the Trust to purchase from ______, subsequent to the Closing Date and prior to _______________, Subsequent Loans in an amount not to exceed the Original Pre-Funded Amount in aggregate principal balance for inclusion in the Trust. Accordingly, the statistical characteristics of the Loans after giving effect to the acquisition of any Subsequent Loans will likely differ from the information specified above (which is based exclusively on the Initial Loans as of the Statistic Calculation Date). The date or dates on which the Trust acquires the Subsequent Loans are referred to herein as "Subsequent Transfer Dates." Any Subsequent Loans conveyed to the Trust Fund will be subject to the approval of and must satisfy criteria
established  by  the  Rating   Agencies  and  are  not  expected  to  cause  the
characteristics of the Loans to vary materially in the aggregate from the characteristics of the Initial Loans.




                                           [Description of the Servicer]

Delinquency and Loan Loss Experience

         The following tables set forth information relating to the delinquency and loan loss experience on the loans included in the Servicer's servicing portfolio for the periods shown. The delinquency and loan loss experience represents the historical experience of the Servicer, and there can be no assurance that the future experience on the Loans in the Trust will be the same as, or more favorable than, that of the total loans in the Servicer's servicing portfolio. See "Risk Factors--Additional Factors Affecting Delinquencies, Defaults and Losses on Loans -- Limited Historical Delinquency, Loss and Prepayment Information."

                                                            Delinquency and Foreclosure Experience

                                                                    (Dollars in Thousands)


                 At _______________                       At ________________                       At ________________
       ---------------------------------------- ---------------------------------------- ------------------------------------------

DelinquenNumber     % of        Amount     % of         Number of   % of        Amount      % of Amount   Number of   % of
Status   of Loans   Loans       Serviced   Amount       Loans       Loans       Serviced    Serviced      Loans       Loans
(1)      Serviced   Serviced               Serviced     Serviced    Serviced                              Serviced    Serviced
30 to    _______    ______%     $_____     ______%      _______     ______%      ______     ______%       ______      _____%
59
60 to    _______    ______        _____    ______       _______     ______        _______   ______        ______      _____
89
90 +     _______    ______        _____    ______       _______     ______        _______    ______                   _____
(2)
Bankruptc_______    ______        _____    ______       _______     ______        _______    ______       ______      _____
Foreclosu_______    ______        _____    ______        ______     ______        _______    ______       ______      _____
REO (3)  _______    ______        _____    ______        ______     ______        _______    ______       ______      _____
-------- ---------- ----------- ---------- ------------ ----------- ----------- ----------- ------------- ----------- ----------
Total    _______     ______%    $_____     ______%       ______     ______%     $_______     ______%      ______      _____%








Delinquen                   Amount      % of
Status                      Serviced    Amount
(1)                                     Serviced
30 to                       $______     _____%
59
60 to                         ______    _____
89
90 +                         _______    _____
(2)
Bankruptc                    _______     _____
Foreclosu                    _______     _____
REO (3)                      _______     _____
--------                    ----------- ----------
Total                       $_______    _____%





(1) The past due period is based on the actual number of days that a payment is contractually past due. A loan as to which a monthly payment was due 60-89 days prior to the reporting period is considered 60-89 days past due, etc.

(2) Statistic for 90+ delinquencies does not include loans in bankruptcy or foreclosure.

(3) An "REO Property" is a property acquired and held as a result of foreclosure or deed in lieu of foreclosure.


                                                                   Total Servicing Portfolio

                                                                    (Dollars in Thousands)

                                             At Or For The              At Or For The
                                             Year Ended                 Year Ended            At Or For The
                                                                                              Six Months Ended
                                              ------------               ------------

                                             ---------------------      --------------------- ----------------------

Servicing portfolio at period end                  $_____________              $____________          $____________
Average outstanding (1)                            $_____________              $____________          $____________
Number of loans outstanding                         _____________               ____________           ____________

                                                                      Owned Portfolio and
                                                                  Loan Charge-Off Experience
                                                                    (Dollars in Thousands)

                                                   At Or For The              At Or For The       At Or For The
                                                   Year Ended                 Year Ended          Six Months
                                                    ------------               ----------         --------------

                                                   --------------------       ----------------   ------------------

Owned portfolio at period end                             $___________               $__________         $__________
Average outstanding owned portfolio                       $___________               $__________         $__________
Loan charge-offs                                           ___________                __________          __________
Loan recoveries                                            ___________                __________          __________
Net loan charge-offs                                       ___________                __________          __________
Net loan charge-offs as a percentage                        _________%                 ________%           ________%
of the average outstanding (2)
Net loan charge-offs as a percentage                        _________%                 ________%           ________%
of the portfolio at period end (2)



(1) "Average outstanding" presented is the arithmetic average of the end of month principal balances of the loans in __________'s servicing portfolio outstanding at the close of business for each period.

(2) Percentages presented are for the Servicer's owned portfolio only. The loss percentages for loans serviced for others is not available because in many instances the servicing client handles the disposition of foreclosed property.

         While the above delinquency and foreclosure and loan charge-off experience reflect the Servicer's historical experiences at the dates and for the periods indicated, there can be no assurance that the delinquency and foreclosure and loan charge-off experience of the Loans will be similar. See "Risk Factors--Additional Factors Affecting Delinquencies, Defaults and Losses on Loans -- Limited Historical Delinquency, Loss and Prepayment Information." Accordingly, the information should not be considered to reflect the credit quality of the Loans included in the Trust or used as a basis of assessing the likelihood, amount or severity of losses on the Loans. The statistical data in the tables are based on all of the loans in the Servicer's servicing portfolio. The Loans are likely to have characteristics which distinguish them from the majority of the loans in the Servicer's servicing portfolio.

         The Servicer may resign its obligations to service the Loans only in accordance with the terms of the Sale and Servicing Agreement. No removal or resignation will become effective until the Indenture Trustee or a successor servicer has assumed the Servicer's responsibilities and obligations in accordance therewith.

         The Servicer may not assign its obligations under the Sale and Servicing Agreement unless it first obtains the written consent of the Indenture Trustee; provided, however, that any assignee must meet the eligibility requirements for a successor servicer set forth in the Sale and Servicing Agreement. Notwithstanding anything in the preceding sentence to the contrary, the Servicer may delegate certain of its obligations to a sub-servicer pursuant to one or more sub-servicing agreements. A sub-servicer must meet certain eligibility requirements, as set forth in the Sale and Servicing Agreement, and each sub-servicing agreement shall require servicing of the Loans consistent with the terms of the Sale and Servicing Agreement.

Repurchase or Substitution of Loans

         Each of __________ and the Depositor is required (i) within 60 days after discovery or notice thereof to cure in all material respects any breach of the representations or warranties made with respect to any Loan or any document deficiency with respect to any Loan (each, a "Defective Loan") or (ii) on or before the Determination Date next succeeding the end of such 60-day period, to repurchase such Defective Loan at a price (the "Purchase Price") equal to the Principal Balance of such Defective Loan as of the date of repurchase, plus all accrued and unpaid interest on such Defective Loan to but not including the due date in the Due Period relating to the Distribution Date on which such Purchase Price is to be distributed, computed at the Loan Rate. In addition, __________ may at its option purchase from the Trust any Loan that is 90 days or more delinquent and which __________ determines in good faith would otherwise become subject to foreclosure proceedings so long as the aggregate of such purchases does not exceed 10% of the Maximum Collateral Amount. In lieu of repurchasing a Defective Loan, each of __________ and the Depositor may replace such Defective Loan with one or more Qualified Substitute Loans. If the aggregate outstanding principal balance of the Qualified Substitute Loan(s) is less than the outstanding Principal Balance of the Defective Loan(s), either __________ or the Depositor will also remit for distribution to the holders of the Notes an amount (a "Substitution Adjustment") equal to such shortfall, which will result in a prepayment of principal on the Notes for the amount of such shortfall. As used herein, a "Qualified Substitute Loan" is a home loan that (i) has an interest rate which differs by no more than two percentage points from the Loan Rate for the Defective Loan which it replaces (each, a "Deleted Loan"), (ii) has a principal balance (after application of all payments received on or prior to the date of such substitution) equal to or less than the Principal Balance of the Deleted Loan as of such date, (iii) has a lien priority no lower than that of the Deleted Loan, (iv) complies as of the date of substitution with each representation and warranty set forth in the Sale and Servicing Agreement with respect to the Loans, and (v) has a borrower with a credit grade classification comparable to that of the borrower with respect to the Deleted Loan.

         No assurance can be given that, at any particular time, __________ will be capable, financially or otherwise, of repurchasing Defective Loans or substituting Qualified Substitute Loans for Defective Loans in the manner described above. If __________ or the Depositor repurchases, or is obligated to repurchase, Defective Loans from any additional series of asset backed securities, its financial ability to repurchase Defective Loans from the Trust may be adversely affected. In addition, other events relating to the Depositor, __________ and __________'s mortgage lending and consumer finance operations can occur that would adversely affect the financial ability of __________ or the Depositor to repurchase Defective Loans from the Trust, including without limitation the sale or other disposition of all or any significant portion of its assets. If __________ or the Depositor is unable to repurchase or replace a Defective Loan, the Servicer, on behalf of the Trust, will make other customary and reasonable efforts to recover the maximum amount possible with respect to such Defective Loan. If the Servicer is unable to collect all amounts due to the Trust with respect to such Defective Loan, the resulting loss will be borne by the holders of the Notes to the extent that such loss is not otherwise covered by amounts available from the credit enhancement provided for the Notes. See "Risk Factors --Adequacy of Credit Enhancement" and "Risk Factors--Additional Factors Affecting Delinquencies, Defaults and Losses on Loans "Limitations on Repurchase or Replacement of Defective Loans" herein.

                        DESCRIPTION OF CREDIT ENHANCEMENT

         Credit enhancement with respect to the Notes will be provided by (i) the subordination of distributions in respect of the Residual Interests (as well as the subordination of certain Classes of Notes to other Classes of Notes, as described herein), and (ii) the Overcollateralization Amount which results from
(a) the excess of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount over the aggregate of the Class Principal Balances for all Classes as of Notes and (b) following the Spread Deferral Period, the limited acceleration of the principal amortization of the Notes relative to the amortization of the Loans by the application of Excess Spread, as described herein.

Subordination and Allocation of Losses

         Distributions of interest on the Notes will be made first to the Senior Notes and then to the Class M-1, Class M-2 and Class B Notes, in that order, such that no interest will be paid on the Class B Notes until all required interest payments have been made on the Mezzanine and Senior Notes and no interest will be paid on the Mezzanine Notes until all required interest payments have been made on the Senior Notes. In addition, distributions of principal of the Notes will be made first to the Senior Notes, then to the Class M-1, Class M-2 Notes and Class B Notes, in that order. Any distributions of principal to the Classes of Senior Notes will be made sequentially in the order of increasing numerical Class designations. All Allocable Loss Amounts applied in reduction of the Class Principal Balances of the Mezzanine Notes will be applied first to the Class M-2 Notes and then to the Class M-1 Notes, until their respective Class Principal Balances have been reduced to zero. In addition, no Allocable Loss Amounts will be applied in reduction of the Class Principal Balance of any Class of Mezzanine Notes until the Class Principal Balance of the Class B Notes has been reduced to zero. Further, no Allocable Loss Amounts will be applied in reduction of the Class Principal Balance of the Class B Notes until the Overcollateralization Amount has been reduced to zero. No Allocable Loss Amounts will be applied to the Classes of Senior Notes. The rights of the holders of the Residual Interests to receive any distributions on any Distribution Date generally will be subordinated to the rights of the holders of the Notes. The subordination described above is intended to enhance the likelihood of the regular receipt of interest and principal due to the holders of the Classes of Notes and to afford such holders protection against losses on the Loans, with the greatest amount of such enhancement and protection being provided to the Classes of Senior Notes, a lesser amount of such enhancement and protection being provided to the Class M-1 and, in particular, the Class M-2 Notes, and the least amount of such enhancement and protection being provided to the Class B Notes. See "Risk Factors--Adequacy of Credit Enhancement" herein.

         On each Distribution Date, the "Allocable Loss Amount" will be equal to the excess, if any, of (a) the aggregate of the Class Principal Balances of all Classes of Notes (after giving effect to all distributions on such Distribution
Date) over (b) the sum of the Pool Principal Balance and the Pre-Funded Amount as of the end of the immediately preceding Due Period.

         On each Distribution Date, the "Net Loan Losses" will be equal to the sum of (A) with respect to the Loans that will have become Liquidated Loans during the immediately preceding Due Period, an amount (but not less than zero) determined as of the related Determination Date equal to: (i) the aggregate uncollected Principal Balances of such Liquidated Loans as of the last day of such Due Period, minus (ii) the aggregate amount of any recoveries attributable to principal from whatever source received during any Due Period, with respect to such Liquidated Loans, including any Due Period subsequent to the Due Period wherein such Loan became a Liquidated Loan, and including without limitation any Net Liquidation Proceeds, any Insurance Proceeds, any Released Mortgaged Property Proceeds, any post-liquidation proceeds, any payments from the related Obligor and any payments made in connection with the repurchase of or substitution for a Defective Loan, less the amount of any expenses incurred in connection with such recoveries; and (B) any reduction to the Principal Balances of any Loans resulting from an order issued by a court of appropriate jurisdiction in an insolvency proceeding.

Overcollateralization

         As of any Distribution Date, the "Overcollateralization Amount" will equal the excess of the sum of the Pool Principal Balance as of the end of the immediately preceding Due Period and the Pre-Funded Amount as of the end of the immediately preceding Due Period over the aggregate of the Class Principal Balances of all Classes of Notes (after giving effect to all distributions of the Regular Distribution Amount on such Distribution Date). On the Closing Date, the Overcollateralization Amount is expected to equal $__________. Following the termination of the Spread Deferral Period, limited acceleration of the principal amortization of the Notes relative to the principal amortization of the Loans has been designed to increase the Overcollateralization Amount over time by making additional distributions of principal to the holders of the Notes from the distribution of Excess Spread until the Overcollateralization Amount is at least equal to the Overcollateralization Target Amount.

         The "Spread Deferral Period" will begin on the Closing Date and end as soon as Excess Spread in an amount equal to $____________ has been deposited in the Certificate Distribution Account for distribution to the holders of the Residual Interests. The "Overcollateralization Target Amount" will equal (A) with respect to any Distribution Date occurring prior to the Stepdown Date, the greater of (x) ___% of the Maximum Collateral Amount and (y) the Net Delinquency Calculation Amount, and (B) with respect to any other Distribution Date, the greater of (x) ______% of the Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount; provided, however, that the Overcollateralization Target Amount will in no event be less than _____% of the Maximum Collateral Amount.

         If on any Distribution Date an Overcollateralization Deficiency (as defined herein) exists, distributions of Excess Spread, if any, will be made as an additional distribution of principal to the holders of the Notes, to be allocated among the Classes of Notes in the order of priority set forth under "Description of the Notes--Distributions on the Notes" herein. Such distributions of Excess Spread are intended to accelerate the amortization of the Class Principal Balances of all Classes of Notes relative to the amortization of the Loans, thereby increasing the Overcollateralization Amount. The relative percentage of the aggregate of the Class Principal Balances of the Classes of Notes to the sum of the Pool Principal Balance and Pre-Funded Amount will decrease as a result of the application of Excess Spread to reduce such Class Principal Balances.

         On any Distribution Date (i) prior to the termination of the Spread Deferral Period or (ii) with respect to which the Overcollateralization Deficiency Amount is equal to zero, all or a portion of the Excess Spread may be distributed to the holders of the Residual Interests rather than as principal to the holders of the Notes, thereby ceasing the acceleration of principal amortization of the Notes in relation to the principal amortization of the Loans, until such time as the Overcollateralization Deficiency Amount is greater than zero (i.e., due to a reduction in the Overcollateralization Amount as a result of Net Loan Losses or delinquencies or due to an increase in the Overcollateralization Target Amount as a result of the failure to satisfy certain delinquency criteria).

         While the application of Excess Spread in the manner specified above has been designed to produce and maintain a given level of overcollateralization, there can be no assurance that Excess Spread will be generated in sufficient amounts to ensure that such overcollateralization level will be achieved or maintained at all times. In particular, a high rate of delinquencies on the Loans during any Due Period could cause the amount of interest received on the Loans during such Due Period to be less than the amount of interest distributable on the Notes on the related Distribution Date. In such a case, the Class Principal Balances of the Classes of Notes would decrease at a slower rate relative to the Pool Principal Balance, resulting in a reduction of the Overcollateralization Amount and, in some circumstances, an Allocable Loss Amount. In addition, Net Loan Losses will reduce the Overcollateralization Amount to zero before Allocable Loss Amounts are applied in reduction of the Class Principal Balances of certain Classes of Notes. See "Risk Factors--Adequacy of Credit Enhancement" herein.

                            DESCRIPTION OF THE NOTES

General

         The  _______________  Trust  ________ (the "Trust") will issue ________
Classes of Asset Backed Notes (collectively, the "Notes") having the designations and aggregate initial principal amounts specified on the cover hereof pursuant to an Indenture to be dated as of _______________ (the "Indenture"), between the Trust and the Indenture Trustee. The Trust will also issue instruments representing the residual interest (each a "Residual Interest") in the Trust pursuant to the terms of a Trust Agreement dated as of _____________ (the "Trust Agreement"), among the Depositor, the Co-Owner Trustee and the Owner Trustee. The Notes are secured by the assets of the Trust pursuant to the Indenture.

         The Notes offered hereby will be issued pursuant to the terms of the Indenture. The following summary describes certain terms of the Notes and the Indenture. It does not purport to be complete and is subject to, and is qualified in its entirety by reference to, all the provisions of the Notes and the Indenture.

         Beneficial ownership interests in each Class of Notes will be held in minimum denominations of $_________ and integral multiples of $1,000 in excess thereof in book-entry form only. Persons acquiring beneficial interests in the Notes will hold their interests through DTC.

Book-Entry Registration

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). DTC accepts securities for deposit from its participating organizations Participants") and facilitates the clearance and settlement of transactions in such securities between Participants through electronic book-entry changes in accounts of its Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Noteholders which are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of Notes may do so only through Participants or Indirect Participants (unless and until Definitive Securities (as defined herein) are issued). In addition, Noteholders will receive all distributions of principal and interest on the Notes through DTC and its Participants. Under a book-entry format, Noteholders may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to Cede & Co. ("Cede"), as nominee for DTC. DTC will forward such payments to its Participants which thereafter will forward them to Indirect Participants or Noteholders. Noteholders will not be recognized by the Indenture Trustee as Noteholders, as such term will be used in the Indenture, and
Noteholders will only be permitted to exercise the rights of Noteholders indirectly through DTC and its Participants. Noteholders will not receive or be entitled to receive Definitive Securities representing their respective interests in the Notes, except under the limited circumstances described below.

         While the Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC will be required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and will be required to receive and transmit distributions of principal and interest on the Notes. Participants and Indirect Participants with which Noteholders have accounts with respect to the Notes will similarly be required to make book-entry transfers and receive and transmit such payments on behalf of their respective Noteholders.

         Because DTC can only act on behalf of Participants, which in turn act on behalf of Indirect Participants, the ability of a Noteholder to pledge Notes to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Notes, may be limited due to the lack of physical certificates for such Notes.

         Unless and until Definitive Securities are issued, Noteholders which are not Participants may transfer ownership of Notes only through Participants by instructing such Participants to transfer such Notes, by book-entry transfer, through DTC for the account of the purchasers of such Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfer of ownership of Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the respective Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Noteholders.

         DTC has advised the Issuer and the Indenture Trustee that, unless and until Definitive Securities are issued, DTC will take any action permitted to be taken by a Noteholder under the Indenture only at the direction of one or more Participants to whose DTC accounts the Notes are credited. DTC may take conflicting actions with respect to different undivided interests as a result of different directions from Participants whose holdings include such undivided interests.

         Neither the Issuer nor the Indenture Trustee will have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Notes held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

Definitive Securities

         Under certain circumstances set forth in the Indenture, the Notes will be issued in fully registered, certificated form ("Definitive Securities") to the Noteholders of a given series or their nominees, rather than to DTC or its nominee, only if (i) the Servicer, in respect of the Notes, advises the Indenture Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to such Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer, at its option advises the Indenture Trustee in writing that it elects to terminate the book-entry system through DTC or (iii) after the occurrence of an Event of Default under the Indenture Noteholders representing beneficial interests aggregating at least a majority of the outstanding amount of the Notes advise the DTC in writing that the continuation of the book-entry system through DTC (or a successor thereto) is no longer in the best interests of the Noteholders.

         Upon the occurrence of any event described in the immediately preceding paragraph, DTC will be required to notify all Noteholders and the Indenture Trustee of the availability of Definitive Notes. Upon surrender to the Indenture Trustee of the typewritten Notes representing book-entry Notes and receipt of instructions for registration, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of DTC.

         Distributions of principal of, and interest on, such Notes will thereafter be made by the Indenture Trustee in accordance with the procedures set forth in the Indenture directly to Noteholders in whose names the Definitive Notes were registered at the close of business on the applicable Record Date specified for such Notes.

Distributions on the Notes

         For the definitions of certain of the defined terms used in the following subsections, See "--Related Definitions" below.

         On the 25th day of each month or, if such day is not a Business Day, the first Business Day immediately following, commencing in ______________ (each such date, a "Distribution Date"), the Indenture Trustee or its designee will distribute to the persons in whose names the Notes are registered on the related Record Date the portion of the aggregate distribution to be made to each Noteholder as described below. The "Record Date" with respect to any Distribution Date shall be the close of business on the last Business Day of the month preceding the month in which such Distribution Date occurs. Prior to any termination of the book-entry provisions, distributions on the book-entry Notes will be made to beneficial owners of interests therein only through DTC and its Participants. See "Description of the Notes--Book-Entry Registration" herein.

         Available  Collection  Amount.  Distributions  on  the  Notes  on  each
Distribution Date will be made from the Available Collection Amount. The Servicer will calculate the Available Collection Amount on the fourteenth calendar day of each month or, if such day is not a Business Day, then the immediately preceding Business Day (each such day, a "Determination Date"). With respect to each Distribution Date, the "Available Collection Amount" is the sum of (i) all amounts received on the Loans or required to be paid by __________ or the Depositor during the related Due Period (exclusive of such amounts not required to be deposited by the Servicer in the Collection Account and amounts permitted to be withdrawn by the Indenture Trustee from the Collection Account) as reduced by any portion thereof that may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code;
(ii) with respect to the final Distribution Date for the Class B Notes or an early redemption or termination of the Notes pursuant to the Sale and Servicing Agreement, the Termination Price; (iii) the Purchase Price paid for any Loans required to be purchased and the Substitution Adjustment to be deposited to the Collection Account in connection with any substitution, in each case prior to the related Determination Date; and (iv) the Capitalized Interest Requirement (as defined herein), if any, with respect to such Distribution Date.

         Distributions of Interest. Interest on the Class Principal Balance of each Class of Notes will accrue thereon at the applicable Note Interest Rate, and will be payable to the holders of such Class of Notes monthly on each Distribution Date, commencing in ___________. Interest on each Class of Notes will be calculated on the basis of a 360-day year of twelve 30-day months.

         With respect to any Distribution Date, interest distributions on the Notes will be made from the Available Collection Amount (plus, if applicable, the amount, if any, of Pre-Funding Earnings and, on the Distribution Date relating to the Due Period in which the termination of the Pre-Funding Period occurred, the amount on deposit in the Pre-Funding Account at such time) net of the Trust Fees and Expenses (the "Available Distribution Amount"). Interest payments will be made, first, to the Classes of Senior Notes, pro rata, based on the amount of interest distributable in respect of each such Class calculated at the related Note Interest Rate, second, to the Classes of Mezzanine Notes, sequentially, in the order of their numerical Class designation, and then to the Class B Notes. Under certain circumstances, the amount available for interest payments could be less than the amount of interest payable on all Classes of Notes on any Distribution Date. In such event, each affected Class will receive its ratable share (based upon the aggregate amount of interest due to such Class) of the remaining amount available to be distributed as interest after the payment of all interest due on each Class having a higher interest payment priority. In addition, any such interest deficiency will be carried forward as a Noteholders' Interest Carry-Forward Amount (as defined herein) for such Class and will be distributed to holders of each such Class of Notes on subsequent Distribution Dates to the extent that sufficient funds are available. Any such interest deficiency could occur, for example, if delinquencies or losses realized on the Loans were exceptionally high or were concentrated in a particular month. No interest will accrue on any Noteholders' Interest Carry-Forward Amount for any Class.

         Distributions of Principal. Principal distributions will be made to the holders of the Notes on each Distribution Date in an amount generally equal to the sum of (i) the Regular Principal Distribution Amount (less, in certain circumstances, the excess of the Overcollateralization Amount over the Overcollateralization Target Amount) and (ii) to the extent of the Overcollateralization Deficiency Amount, any Excess Spread for such Distribution Date.

         A. On each Distribution Date, the Regular Distribution Amount will be distributed in the following order of priority:

                  Distribution Priorities.

                  (i) to the holders of the Senior Notes, the Senior Noteholders' Interest Distributable Amount for such Distribution Date allocated to each Class of Senior Notes, pro rata, based on the amount of interest distributable in respect of each such Class calculated at the related Note Interest Rate;

                  (ii)  sequentially,  to the holders of the Class M-1 and Class
M-2 Notes, in that order, the Class M-1 Noteholders' Interest Distributable Amount and the Class M-2 Noteholders' Interest Distributable Amount, respectively, for such Distribution Date;

                  (iii) to the holders of the Class B Notes, the Class B Noteholders' Interest Distributable Amount for such Distribution Date;

                  (iv) if with respect to such Distribution Date the Pre-Funding Pro Rata Distribution Trigger has occurred, the amount on deposit in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed as principal to all Classes of Notes and the Residual Interests (which initially represent the Overcollateralization Amount on the Closing Date), pro rata, based on the Original Class Principal Balances thereof and the Residual Interests in relation to the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount;

                  (v) to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, in an amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance for such Distribution Date,

                  (vi) sequentially, to the holders of the Class M-1 and Class M-2 Notes, in that order, in an amount necessary to reduce the Class Principal Balances thereof to the Class M-1 Optimal Principal Balance and the Class M-2 Optimal Principal Balance, respectively, for such Distribution Date;

                  (vii) to the holders of the Class B Notes, in an amount necessary to reduce the Class Principal Balance thereof to zero;

                  (viii) sequentially, to the Class M-1, Class M-2 and Class B Notes, in that order, until their respective Loss Reimbursement Deficiencies have been paid in full; and

                  (ix) any remaining amount to the holders of the Residual Interests.

         B. On each Distribution Date, the Indenture Trustee shall distribute the Excess Spread, if any, in the following order of priority (in each case after giving effect to all payments specified in paragraph A. above):

                  (i) prior to the termination of the Spread Deferral Period, to the Certificate Distribution Account for distribution to the holders of the Residual Interests;

                  (ii) upon the termination of the Spread Deferred Period, (A) in an amount equal to the Overcollateralization Deficiency Amount, if any, as follows:

                  (1) to the holders of the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, in that order, until the respective Class Principal Balances thereof are reduced to zero, in an amount necessary to reduce the aggregate Class Principal Balance of the Senior Notes to the Senior Optimal Principal Balance for such Distribution Date;

                  (2) sequentially, to the holders of the Class M-1 and Class M-2 Notes, in that order, until the respective Class Principal Balances thereof have been reduced to the Class M-1 Optimal Principal Balance and Class M-2 Optimal Principal Balance, respectively, for such Distribution Date; and

                  (3) to the holders of the Class B Notes until the Class Principal Balance thereof has been reduced to zero; and

                  C. sequentially, to the Class M-1, Class M-2 and Class B Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full; and

                  D. any remaining amount to the holders of the Residual Interests.

         Notwithstanding the priorities specified above, on any Distribution Date as to which the Class Principal Balances of each of the Class M-1, Class M-2 and Class B Notes and the Overcollateralization Amount have been reduced to zero, distributions of principal on the Classes of Senior Notes on such Distribution Date will be applied to such Classes pro rata based on their respective Class Principal Balances.

Related Definitions

         For purposes hereof, the following terms shall have the following meanings:

         Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee is located are authorized or obligated by law or executive order to be closed.

         Class A Excess Spread Distribution Amount: With respect to any Distribution Date, the least of (i) the excess of (x) the Class Principal Balance of all Senior Notes (after giving effect to all distributions of the Regular Distribution Amount) over (y) the Senior Optimal Principal Balance for such Distribution Date, (ii) the Overcollateralization Deficiency Amount for such Distribution Date, and (iii) the Excess Spread for such Distribution Date.

         Class A Principal Distribution Amount: With respect to any Distribution Date, the lesser of (i) the Regular Principal Distribution Amount and (ii) the excess of (x) the aggregate Class Principal Balance of all Senior Notes (prior to giving effect to distributions on such Distribution Date, other than any distributions in respect of the Pre-Funded Amount on the Distribution Date on which a Pre-Funding Pro Rata Distribution Trigger has occurred) over (y) the Senior Optimal Principal Balance for such Distribution Date.

         Class B Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date and the Class B Notes, the excess of (A) the Class B
Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class B Noteholders' Interest Carry-Forward Amount for such preceding Distribution Date over (B) the amount in respect of interest that is actually distributed to such Notes on such preceding Distribution Date.

         Class B Noteholders' Interest Distributable Amount: With respect to any Distribution Date and the Class B Notes, the sum of the Class B Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Class B Noteholders' Interest Carry-Forward Amount for such Distribution Date.

         Class B Noteholders' Monthly Interest Distributable Amount: With respect to each Distribution Date and the Class B Notes, the aggregate amount of interest accrued during the related Interest Period at the Class B Note Interest Rate on the sum of (i) the Class Principal Balance of the Class B Notes immediately preceding such Distribution Date and (ii) any Class B Noteholders' Interest Carry-Forward Amount remaining outstanding for such Distribution Date.

         Class M-1 Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date and the Class M?1 Notes, the excess of (A) the Class M-1 Noteholders' Monthly Interest Distributable Amount for the preceding
Distribution Date and any outstanding Class M-1 Noteholders' Interest Carry-Forward Amount for such preceding Distribution Date over (B) the amount in respect of interest that is actually distributed to such Notes on such preceding Distribution Date.

         Class M-1 Noteholders' Interest Distributable Amount: With respect to any Distribution Date and the Class M?1 Notes, the sum of the Class M-1 Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Class M-1 Noteholders' Interest Carry-Forward Amount for such Distribution Date.

         Class M-1 Noteholders' Monthly Interest Distributable Amount: With respect to each Distribution Date and the Class M-1 Notes, the aggregate amount of interest accrued during the related Interest Period at the Class M-1 Note Interest Rate on the sum of (i) the Class Principal Balance of the Class M-1 Notes immediately preceding such Distribution Date and (ii) any Class M-1 Noteholders' Interest Carry-Forward Amount remaining outstanding for such Distribution Date.

         Class M-1 Optimal Principal Balance: With respect to any Distribution Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the preceding Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Notes (after taking into account distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Notes made prior to such determination) and (ii) the greater of (x) the sum of (1) ___% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (calculated without giving effect to the proviso in the definition thereof) and (y) ____% of the Maximum Collateral Amount; provided, however, that the Class M-1 Optimal Principal Balance shall never be less than zero or greater than the Original Class Principal Balance of the Class M-1 Notes.

         Class M-2 Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date and the Class M-2 Notes, the excess of (A) the Class M-2 Noteholders' Monthly Interest Distributable Amount for the preceding
Distribution Date and any outstanding Class M-2 Noteholders' Interest Carry-Forward Amount for such preceding Distribution Date over (B) the amount in respect of interest that is actually distributed to such Notes on such preceding Distribution Date.

         Class M-2 Noteholders' Interest Distributable Amount: With respect to any Distribution Date and the Class M-2 Notes, the sum of the Class M-2 Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Class M-2 Noteholders' Interest Carry-Forward Amount for such Distribution Date.

         Class M-2 Noteholders' Monthly Interest Distributable Amount: With respect to each Distribution Date (other than the first Distribution Date) and the Class M-2 Notes, the aggregate amount of interest accrued during the related Interest Period at the Class M-2 Note Interest Rate on the sum of (i) the Class Principal Balance of the Class M-2 Notes immediately preceding such Distribution Date and (ii) any Class M-2 Noteholders' Interest Carry-Forward Amount remaining outstanding for such Distribution Date.

         Class M-2 Optimal Principal Balance: With respect to any Distribution Date prior to the Stepdown Date, zero; and with respect to any other Distribution Date, the Pool Principal Balance as of the preceding Determination Date minus the sum of (i) the aggregate Class Principal Balance of the Senior Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balances of the Classes of Senior Notes made prior to such determination) plus the Class Principal Balance of the Class M-1 Notes (after taking into account any distributions made on such Distribution Date in reduction of the Class Principal Balance of the Class M-1 Notes prior to such determination) and (ii) the greater of (x) the sum of (1) ___% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (y) ______% of the Maximum Collateral Amount; provided, however, that the Class M-2 Optimal Principal Balance shall never be less than zero or greater than the Original Class Principal Balance of the Class M-2 Notes.

         Excess Spread: With respect to any Distribution Date, the excess of (a) the Available Distribution Amount over (b) the Regular Distribution Amount.

         Insurance Proceeds: With respect to any Loan, the proceeds paid to the Servicer by any insurer pursuant to any insurance policy covering a Loan, Mortgaged Property or REO Property or any other insurance policy that relates to a Loan, net of any expenses which are incurred by the Servicer in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, but excluding the proceeds of any insurance policy that are to be applied to the restoration or repair of the Mortgaged Property or released to the borrower in accordance with accepted loan servicing procedures.

         Interest Period: With respect to any Distribution Date and each Class of Notes, the calendar month preceding the month of such Distribution Date based on a 360-day year consisting of twelve 30-day months.

         Liquidated Loan: With respect to any date of determination and any Loan as to which the Servicer has determined that all recoverable liquidation and insurance proceeds have been received, which will be deemed to occur upon the earliest of: (a) the liquidation of the related Mortgaged Property acquired through foreclosure or similar proceedings, (b) the Servicer's determination in accordance with customary accepted practices that no further amounts are collectible from the Loan and (c) any portion of a scheduled monthly payment of principal and interest is past due in excess of 180 days.

         Loss Reimbursement Deficiency: As of any date of determination and as to the Class M-1 Notes, Class M-2 Notes or Class B Notes, the amount of Allocable Loss Amounts, together with interest thereon, applied to the reduction of the Class Principal Balance of such Class and not reimbursed pursuant to the Sale and Servicing Agreement.

         Net Delinquency Calculation Amount: With respect to any Distribution Date, the excess, if any, of (x) the product of 2.5 and the Six-Month Rolling Delinquency Average over (y) the aggregate of the amounts of Excess Spread for the three preceding Distribution Dates.

         Net Liquidation Proceeds: With respect to any Distribution Date, any cash amounts received from Liquidated Loans during the related Due Period, whether through trustee's sale, foreclosure sale, disposition of Mortgaged Properties or otherwise (other than Insurance Proceeds and Released Mortgaged Property Proceeds), and any other cash amounts received in connection with the management of the Mortgaged Properties related to Defaulted Loans, in each case, net of any reimbursements made to the Servicer from such amounts for any unreimbursed Servicing Compensation and Servicing Advances (including nonrecoverable Servicing Advances) made and any other fees and expenses paid by the Servicer in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or Mortgaged Properties pursuant to the Sale and Servicing Agreement.

         Note Interest Rate: With respect to each Class of Notes, the interest rate per annum set forth or described below:

         Class A-1:        %

         Class A-2:        %

         Class A-3:        %

         Class A-4:        %

         Class M-1:        %

         Class M-2:        %

         Class B:          %

         Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date, any of the Senior Noteholders' Interest Carry-Forward Amount, the Class M-1 Interest Carry-Forward Amount, the Class M-2 Interest Carry-Forward Amount or the Class B Interest Carry-Forward Amount.

         Noteholders' Interest Distributable Amount: With respect to any Distribution Date, the sum of the Senior Noteholders' Interest Distributable Amount, the Class M-1 Interest Distributable Amount, the Class M-2 Interest Distributable Amount and the Class B Interest Distributable Amount.

         Overcollateralization Amount: With respect to any Distribution Date, the amount equal to the excess of (a) the sum of the Pool Principal Balance as of the end of the immediately preceding Due Period and the Pre-Funded Amount as of such Distribution Date over (b) the aggregate of the Class Principal Balances of the Classes of Notes (after giving effect to distributions on the Notes and the Residual Interests on such Distribution Date).

         Overcollateralization Deficiency Amount: With respect to any date of determination, the excess, if any, of the Overcollateralization Target Amount over the Overcollateralization Amount (such Overcollateralization Amount to be calculated after giving effect to all payments of the Regular Distribution Amount on the Notes and the Residual Interests on such Distribution Date).

         Overcollateralization Target Amount: (A) With respect to any Distribution Date occurring prior to the Stepdown Date, an amount equal to the greater of (x) ______% of the Maximum Collateral Amount and (y) the Net Delinquency Calculation; and (B) with respect to any other Distribution Date, an amount equal to the greater of (x) 14% of the Pool Principal Balance as of the end of the related Due Period and (y) the Net Delinquency Calculation Amount; provided, however, that the Overcollateralization Target Amount shall in no event be less than _____% of the Maximum Collateral Amount.

         Regular Distribution Amount: With respect to any Distribution Date, the lesser of (a) the Available Distribution Amount and (b) the sum of (i) the aggregate of the Noteholders' Interest Distributable Amounts, (ii) the Regular Principal Distribution Amount and (iii) if such Distribution Date relates to the Due Period in which the Pre-Funding Period ended and at the termination of such Pre-Funding Period a Pre-Funding Pro Rata Distribution Trigger had occurred, the amount on deposit in the Pre-Funding Account on such date.

         Regular Principal Distribution Amount: On each Distribution Date, an amount equal to the lesser of:

         A. the sum of (i) each payment of principal collected by the Servicer during the related Due Period, (ii) all partial and full principal prepayments applied by the Servicer during such related Due Period, (iii) the principal portion of all Net Liquidation Proceeds, Insurance Proceeds and Released Mortgaged Property Proceeds received during the related Due Period, (iv) that portion of the purchase price of any repurchased Loan which represents principal, (v) the principal portion of any Substitution Adjustments required to be deposited in the Collection Account as of the related Determination Date,
(vi) on the Distribution Date in which the Trust is to be terminated pursuant to the Sale and Servicing Agreement, that portion of the Termination Price to be applied to the payment of principal of the Notes and (v) if such Distribution Date relates to the Due Period in which the Pre-Funding Period ended and at the termination of such Pre-Funding Period a Pre-Funding Pro Rata Distribution Trigger had not occurred, the amount on deposit in the Pre-Funding Account on such date; and

         B. the aggregate of the Class Principal Balances of the Classes of Notes immediately prior to such Distribution Date.

         Released Mortgaged Property Proceeds: With respect to any Distribution Date, the proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise, which in either case are not released to the related borrower in accordance with applicable law, accepted mortgage servicing procedures and the Sale and Servicing Agreement.

         Senior Noteholders' Interest Carry-Forward Amount: With respect to any Distribution Date and the Senior Notes, the excess of (A) the Senior
Noteholders' Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Senior Noteholders' Interest Carry-Forward Amount for such preceding Distribution Date over (B) the amount in respect of interest that is actually distributed to such Notes on such preceding Distribution Date.

         Senior Noteholders' Interest Distributable Amount: With respect to any Distribution Date and the Senior Notes, the sum of the Senior Noteholders' Monthly Interest Distributable Amount for such Distribution Date and the Senior Noteholders' Interest Carry-Forward Amount for such Distribution Date.

         Senior Noteholders' Monthly Interest Distributable Amount: With respect to each Distribution Date and the Classes of Senior Notes, the aggregate amount of interest accrued during the related Interest Period at the respective Note Interest Rates on the sum of (i) the Class Principal Balance of the Classes of Senior Notes immediately preceding such Distribution Date and (ii) any Senior Noteholders' Interest Carry-Forward Amount remaining outstanding for such Distribution Date.

         Senior Optimal Principal Balance: With respect to any Distribution Date prior to the Stepdown Date, zero; with respect to any other Distribution Date, an amount equal to the Pool Principal Balance as of the preceding Determination Date minus the greater of (a) the sum of (1) _____% of the Pool Principal Balance as of the preceding Determination Date and (2) the Overcollateralization Target Amount for such Distribution Date (without giving effect to the proviso in the definition thereof) and (b) ______% of the Maximum Collateral Amount; provided, however, that the Senior Optimal Principal Balance shall never be less than zero or greater than aggregate Class Principal Balance of the Senior Notes as of the Closing Date.

         Six-Month Rolling Delinquency Average: With respect to any Distribution Date, the average of the applicable 60-Day Delinquency Amounts for each of the six immediately preceding Due Periods, where the 60-Day Delinquency Amount for any Due Period is the aggregate of the Principal Balances of all Loans that are 60 or more days delinquent, in foreclosure or REO Property as of the end of such Due Period.

         Spread Deferral Period: The period beginning on the Closing Date and ending as soon as Excess Spread in an amount equal to $______ has been deposited in the Certificate Distribution Account for distribution to the holders of the Residual Interests.

         Stepdown Date: The first Distribution Date occurring after __________ as to which all of the following conditions exist:

         (1) the Pool Principal Balance has been reduced to an amount less than or equal to ____% of the Maximum Collateral Amount;

         (2) the Net Delinquency Calculation Amount is less than ____% of the Maximum Collateral Amount; and

         (3) the aggregate Class Principal Balance of the Senior Notes (after giving effect to distributions of principal on such Distribution Date) will be able to be reduced on such Distribution Date (such determination to be made by the Indenture Trustee prior to making actual distributions on such Distribution
Date) to an amount equal to the excess of (i) the Pool Principal Balance as of the preceding Determination Date over (ii) the greater of (a) the sum of (1) _____% of the Pool Principal Balance as of the preceding Determination Date and
(2) the Overcollateralization Target Amount for such Distribution Date (such Overcollateralization Target Amount calculated without giving effect to the proviso in the definition thereof and calculated pursuant only to clause (B) in the definition thereof) and (b) _____% of the Maximum Collateral Amount.

Application of Allocable Loss Amounts

         Following any reduction of the Overcollateralization Amount to zero, any Allocable Loss Amounts will be applied, sequentially, in reduction of the Class Principal Balances of the Class B, Class M-2 and Class M-1 Notes, in that order, until their respective Class Principal Balances have been reduced to zero. The Class Principal Balances of the Classes of Senior Notes will not be reduced by any application of Allocable Loss Amounts. The reduction of the Class Principal Balance of any applicable Class of Notes by the application of Allocable Loss Amounts entitles such Class to reimbursement in an amount equal to the Loss Reimbursement Deficiency. Each such Class of Notes will be entitled to receive its Loss Reimbursement Deficiency, or any portion thereof, in accordance with the payment priorities specified herein. Payment in respect of Loss Reimbursement Deficiencies will not reduce the Class Principal Balance of each related Class. The Loss Reimbursement Deficiency with respect to any Class will remain outstanding until the earlier of (x) the payment in full of such amount to the holders of such Class and (y) the occurrence of the applicable Final Maturity Date (although there is no guarantee that such amounts will be paid on such date).

Pre-Funding Account

         On  the  Closing  Date,   $_________  (as  adjusted   pursuant  to  the
immediately following sentence, the "Original Pre-Funded Amount") will be deposited in an account (the "Pre-Funding Account"), which account will be in the name of the Indenture Trustee and shall be part of the Trust and be used to acquire Subsequent Loans. To the extent that the Original Pool Principal Balance is more or less than $_________, the Original Pre-Funded Amount will be decreased or increased by a corresponding amount provided that the amount of any such adjustment shall not exceed $_________. During the Pre-Funding Period, the amount on deposit in the Pre-Funding Account (net of investment earnings thereon) (the "Pre-Funded Amount") will be reduced by the amount thereof used to purchase Subsequent Loans in accordance with the Sale and Servicing Agreement. The "Pre-Funding Period" is the period commencing on the Closing Date and ending generally on the earlier to occur of (i) the date on which the amount on deposit in the Pre-Funding Account (net of any investment earnings thereon) is less than $________ and (ii) _________. On the Distribution Date following the Due Period in which the termination of the Pre-Funding Period occurs, if the Pre-Funded Amount at the end of the Pre-Funding Period is less than $__________, any such Pre-Funded Amount will be distributed to holders of the Classes of Notes then entitled to receive principal on such Distribution Date in reduction of the related Class Principal Balances, thus resulting in a partial redemption of the related Notes on such date. On the Distribution Date following the Due Period in which the termination of the Pre-Funding Period occurs, if the Pre-Funded Amount at the end of the Pre-Funding Period is greater than or equal to $__________ (such event, a "Pre-Funding Pro Rata Distribution Trigger"), such Pre-Funded Amount will be distributed to the holders of all Classes of Notes and the Residual Interests (which initially represent the Overcollateralization Amount on the Closing Date), pro rata, based on the Original Class Principal Balances thereof and the Residual Interests in relation to the sum of the Original Pool Principal Balance and the Original Pre-Funded Amount.

         Amounts on deposit in the Pre-Funding Account will be invested in eligible investments. All interest and any other investment earnings on amounts on deposit in the Pre-Funding Account will be deposited in the Note Distribution Account.

Capitalized Interest Account

         On the Closing Date, a portion of the sales proceeds of the Notes will be deposited in an account (the "Capitalized Interest Account") for application by the Indenture Trustee on the Distribution Dates in ___________, _____________ and __________________1997 to cover shortfalls in interest on the Notes that may arise due to the utilization of the Pre-Funding Account as described herein. Any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be paid to ______.

Optional Termination of the Trust

         The holders of an aggregate percentage interest in the Residual Interests in excess of ___% (the "Majority Residual Interestholders") may, at their option, effect an early termination of the Trust on or after any Distribution Date on which the Pool Principal Balance declines to ____% or less of the Maximum Collateral Amount, by purchasing all of the Loans at a price equal to or greater than the Termination Price. The "Termination Price" shall be an amount equal to the sum of (i) the then outstanding Principal Balances of the Loans plus all accrued and unpaid interest thereon, (ii) any Trust Fees and Expenses due and unpaid on such date and (iii) any unreimbursed Servicing Advances including such Servicing Advances deemed to be nonrecoverable. The proceeds from such sale will be distributed in the order and priority set forth above under "Distribution Priorities".

              DESCRIPTION OF THE TRANSFER AND SERVICING AGREEMENTS

         The following summary describes certain terms of the Indenture, the Sale and Servicing Agreement, the Administration Agreement, the Custodial Agreement and the Trust Agreement (collectively, the "Transfer and Servicing Agreements"). Forms of certain of the Transfer and Servicing Agreements have been filed as exhibits to the Registration Statement. Copies of the Transfer and Servicing Agreements will be filed with the Commission following the issuance of the Notes. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, all the provisions of the Transfer and Servicing Agreements. The following summary supplements, and to the extent inconsistent therewith replaces, the description of the general terms and provisions of the Transfer and Servicing Agreements set forth under the headings "The Agreements" in the Prospectus, to which description reference is hereby made.

Sale and Assignment of the Loans

         On the Closing Date, the Depositor will sell, convey, transfer and assign the Initial Loans to the Trust. The Trust, concurrently with the sale, conveyance, transfer and assignment of the Initial Loans, will deliver (or cause to be delivered) to the Depositor the Notes in exchange for the Loans. The Trust will pledge and assign the Loans (including any rights it may acquire from time to time in the Subsequent Loans) to the Indenture Trustee in exchange for the Notes. Each Loan will be identified in a schedule appearing as an exhibit to the Sale and Servicing Agreement delivered to the Indenture Trustee as such Schedule may from time to time be amended (the "Loan Schedule").

         In addition, the Depositor will deliver (or cause to be delivered), as to each Loan, to the Indenture Trustee or to the Custodian, the related Note endorsed in blank or to the order of the Indenture Trustee, without recourse, any assumption and modification agreements and the Mortgage with evidence of recording indicated thereon (except for any Mortgage not returned from the public recording office), an assignment of the Mortgage in blank or in the name of the Indenture Trustee, in recordable form, and any intervening assignments of the Mortgage (collectively, as to each Loan, an "Indenture Trustee's Loan File"). Subject to confirmation by the Rating Agencies, with respect to Loan secured by Mortgaged Properties located in certain states where ______ has been advised by counsel that recordation of an assignment of mortgage is not necessary in order to perfect an interest in a Loan, assignments of Mortgage will not be filed to reflect the transfer of the Loans to the Trust and the pledge of the Loans to Indenture Trustee. Rather, ______ in its capacity as the Servicer will retain record title to such mortgages on behalf of the Indenture Trustee and the Noteholders. See "Risk Factors--Additional Factors Affecting Delinquencies, Defaults and Losses on Loans--Non-recordation of Assignments". In all other cases, assignments to the Indenture Trustee of the Mortgages will be recorded in order to protect the Trust and the Indenture Trustee's interest in the Loans against the claims of certain creditors of ______ or subsequent purchasers. ______ will deliver or cause to be delivered to the Indenture Trustee after recordation the assignments of the Mortgages and the Mortgages. In the event that ______ cannot deliver the Mortgage or any assignment with evidence of recording thereon concurrently with the conveyance thereof under the Sale and Servicing Agreement because it has or they have not yet been returned by the public recording office or because such office retains the original thereof, then ______ will deliver or cause to be delivered to the Indenture Trustee or the Custodian a certified true photocopy of such Mortgage or assignment. ______ will deliver or cause to be delivered to the Indenture
Trustee or the Custodian any such Mortgage or assignment with evidence of recording indicated thereon upon receipt thereof from the public recording office. The Indenture Trustee or the Custodian will agree, for the benefit of the holders of the Notes, to review (or cause to be reviewed) each Indenture Trustee's Loan File within 30 days after the conveyance of the related Loan to the Trust to ascertain that all required documents have been executed and received, subject to the applicable cure period in the Transfer and Servicing Agreements.

Trust Fees and Expenses

         As compensation for its services pursuant to the Sale and Servicing Agreement, the Servicer is entitled to the Servicing Fee and additional servicing compensation and reimbursement as described under "Servicing" below. As compensation for their services pursuant to the applicable Transfer and Servicing Agreements, the Indenture Trustee is entitled to the Indenture Trustee Fee and the Owner Trustee is entitled to the Owner Trustee Fee.

Servicing

         In consideration for the performance of the daily loan servicing functions for the Loans, the Servicer is entitled to a monthly fee (the "Servicing Fee") equal to 1.00% (100 basis points) per annum (the "Servicing Fee Rate") of the Pool Principal Balance as of the first day of the immediately preceding Due Period. See "Risk Factors-- Additional Factors Affecting
Delinquencies, Defaults and Losses on Loans - Dependence on Servicer for Servicing Loans" herein. The Servicer will pay the fees of any Subservicer out of the amounts it receives as the Servicing Fee. In addition to the Servicing Fee, the

         Servicer is entitled to retain additional servicing compensation in the form of assumption and other administrative fees, release fees, insufficient funds charges, late payment charges and any other servicing-related penalties and fees (such additional compensation and Servicing Fee, collectively the "Servicing Compensation").

         In the event of a delinquency or a default with respect to a Loan, the Servicer will have no obligation to advance scheduled monthly payments of principal or interest with respect to such Loan. However, the Servicer will make reasonable and customary expense advances with respect to the Loans (each, a "Servicing Advance") in accordance with their servicing obligations under the Sale and Servicing Agreement and will be entitled to receive reimbursement for such Servicing Advances as described herein. For example, with respect to a Loan, such Servicing Advances may include costs and expenses advanced for the preservation, restoration and protection of any Mortgaged Property, including advances to pay delinquent real estate taxes and assessments. Any Servicing Advances previously made and determined by the Servicer to be nonrecoverable, in accordance with accepted servicing procedures will be reimbursable from amounts in the Collection Account prior to distributions to Noteholders.

Collection Account, Note Distribution Account and Certificate Distribution
Account

         The Servicer is required to use its best efforts to deposit in a segregated account (the "Collection Account"), within two Business Days of receipt, all payments received after the Cut-Off Date on account of principal and interest, all Net Liquidation Proceeds, Insurance Proceeds, Released Mortgaged Property Proceeds, post-liquidation proceeds, any amounts payable in connection with the repurchase or substitution of any Loan and any amount required to be deposited in the Collection Account in connection with the termination of the Notes. The foregoing requirements for deposit in the Collection Account will be exclusive of payments on account of principal and interest collected on the Loans on or before the applicable Cut-Off Date. Withdrawals will be made from the Collection Account only for the purposes specified in the Sale and Servicing Agreement (including the payment of Servicing Compensation). The Collection Account may be maintained at any depository institution which satisfies the requirements set forth in the definition of "Eligible Account" in the Sale and Servicing Agreement.

         The Servicer will establish and maintain with the Indenture Trustee an account, in the name of the Indenture Trustee on behalf of the Noteholders, into which amounts released from the Collection Account for distribution to the Noteholders will be deposited and from which all distributions to the Noteholders will be made (the "Note Distribution Account").

         On the Business Day prior to each Distribution Date, the Indenture Trustee will deposit the Available Collection Amount into the Note Distribution Account by making the appropriate withdrawals from the Collection Account. On each Distribution Date, the Indenture Trustee will make withdrawals from the Note Distribution Account for application of the amounts specified below in the following order of priority:

         (i) to provide for the payment of certain fees of the Trust in the following order: (a) to the Indenture Trustee, an amount equal to the Indenture Trustee Fee and all unpaid Indenture Trustee Fees from prior Due Periods and (b) to the Servicer on behalf of the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Due Periods; and

         (ii) to provide for the payments to the holders of the Notes, the holders of the Residual Interests and the Servicer of the amounts specified herein under "Description of the Notes--Distributions on the Notes."

Income from Accounts

         So long as no Event of Default shall have occurred and be continuing, amounts on deposit in the Note Distribution Account (together with the Collection Account, the "Accounts") will be invested by the Indenture Trustee, as directed by the Servicer, in one or more Permitted Investments (as defined in the Sale and Servicing Agreement) bearing interest or sold at a discount. No such investment in any Account will mature later than the Business Day immediately preceding the next Distribution Date. All income or other gain from investments in any Account will be deposited in such Account immediately on receipt, unless otherwise specified herein. Income from investments of amounts on deposit in the Note Distribution Account will be for the benefit of and withheld by the Indenture Trustee.

Withdrawals from the Collection Account

         The Indenture Trustee, at the direction of the Servicer, shall make the following withdrawals from the Collection Account, in no particular order of priority: (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error; (ii) on each Distribution Date, to pay to the Servicer any accrued and unpaid Servicing Compensation not otherwise withheld as permitted by the Sale and Servicing Agreement; (iii) on each Distribution Date, to pay to the Servicer any unreimbursed Servicing Advances; provided, however, that, except as set forth in clause (iv) below, the Servicer's right to reimbursement for unreimbursed Servicing Advances shall be limited to late collections on the related Loans, including, without limitation, late collections constituting Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds, post-liquidation proceeds and such other amounts as may be collected by the Servicer from the related Obligor or otherwise relating to the Loan in respect of which such unreimbursed amounts are owed;
(iv) on each Distribution Date, to reimburse the Servicer for any Servicing Advances determined by the Servicer in good faith to have become nonrecoverable Servicing Advances; and (v) make payments as set forth in the Sale and Servicing Agreement.

The Owner Trustee and the Indenture Trustee

         The Owner Trustee, the Indenture Trustee and any of their respective affiliates may hold Notes in their own names or as pledgees. For the purpose of meeting the legal requirements of certain jurisdictions, the Servicer, the Owner Trustee and the Indenture Trustee acting jointly (or in some instances, the Owner Trustee or the Indenture Trustee acting alone) will have the power to appoint co-trustees or separate trustees of all or any part of the Trust. In the event of such an appointment, all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee by the Trust Agreement and upon the Indenture Trustee by the Sale and Servicing Agreement and the Indenture will be conferred or imposed upon the Owner Trustee and the Indenture Trustee, respectively, and in each such case such separate trustee or co-trustee jointly, or, in any jurisdiction in which the Owner Trustee or the Indenture Trustee will be incompetent or unqualified to perform certain acts, singly upon such separate trustee or co-trustee who will exercise and perform such rights, powers, duties and obligations solely at the direction of the Owner Trustee or the Indenture Trustee, respectively.

         The Owner Trustee and the Indenture Trustee may resign at any time, in which event the Servicer will be obligated to appoint a successor thereto. The Servicer may remove the Owner Trustee or the Indenture Trustee if either ceases to be eligible to continue as such under the Trust Agreement, the Sale and Servicing Agreement or the Indenture, as the case may be, or becomes legally unable to act or becomes insolvent. In such circumstances, the Servicer will be obligated to appoint a successor Owner Trustee or a successor Indenture Trustee, as applicable. Any resignation or removal of the Owner Trustee or the Indenture Trustee and appointment of a successor thereto will not become effective until acceptance of the appointment by such successor. Upon the occurrence and continuation of an event of default under the Indenture, the Co-Owner Trustee will resign and the Owner Trustee will assume the duties of the Co-Owner Trustee under the Trust Agreement and the Sale and Servicing Agreement.

         The Trust Agreement and Indenture will provide that the Owner Trustee and the Indenture Trustee will be entitled to indemnification by the Depositor or ______, and will be held harmless against, any loss, liability or expense incurred by the Owner Trustee or the Indenture Trustee not resulting from its own willful misfeasance, bad faith or negligence (other than by reason of a breach of any of its representations or warranties to be set forth in the Trust Agreement, the Indenture or the Sale and Servicing Agreement, as the case may
be).

Duties of the Owner Trustee and the Indenture Trustee

         The Owner Trustee will make no representations as to the validity or sufficiency of the Trust Agreement, the Notes or of any Loans or related documents, and will not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes, the Loans, or the investment of any monies by the Servicer before such monies are deposited into the Accounts. So long as no Event of Default has occurred and is continuing, the Owner Trustee will be required to perform only those duties specifically required of it under the Trust Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Owner Trustee under the Trust Agreement, in which case it will only be required to examine them to determine whether they conform to the requirements of the Trust Agreement. The Owner Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement or the Sale and Servicing Agreement which failure constitutes an Event of Default unless the Owner Trustee obtains actual knowledge of such failure as will be specified in the Trust Agreement or the Sale and Servicing Agreement.

         The Indenture Trustee will make no representations as to the validity or sufficiency of the Indenture, the Sale and Servicing Agreement, the Notes (other than the execution and authentication thereof) or of any Loans or related documents, and will not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Notes or the Loans, or the investment of any monies by the Servicer before such monies are deposited into any of the Accounts. So long as no Event of Default under the Indenture or the Sale and Servicing Agreement has occurred and is continuing, the Indenture Trustee will be required to perform only those duties specifically required of it under the Indenture or the Sale and Servicing Agreement. Generally, those duties will be limited to the receipt of the various certificates, reports or other instruments required to be furnished to the Indenture Trustee under the Indenture, in which case it will only be required to examine them to determine whether they conform to the requirements of the Indenture. The Indenture Trustee will not be charged with knowledge of a failure by the Servicer to perform its duties under the Trust Agreement, Sale and Servicing Agreement or Administration Agreement which failure constitutes an Event of Default under the Indenture or the Sale and Servicing Agreement unless the Indenture Trustee obtains actual knowledge of such failure as will be specified in the Indenture or the Sale and Servicing Agreement.

         The Indenture Trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture or the Sale and Servicing Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the Noteholders, unless such Noteholders have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby. No Noteholder will have any right under the Indenture or the Sale and Servicing Agreement to institute any proceeding with respect to the Indenture or the Sale and Servicing Agreement, unless such holder previously shall have given to the Indenture Trustee written notice of the occurrence of an Event of Default and (i) the Event of Default arises from the Servicer's failure to remit payments when due or (ii) Noteholders evidencing not less than 25% of the voting interests of each Class of Notes, acting together as a single class, shall have made written request upon the Indenture Trustee to institute such proceeding in its own name as the Indenture Trustee thereunder and offered to the Indenture Trustee reasonable indemnity and the Indenture Trustee for 30 days shall have neglected or refused to institute any such proceedings.

                       PREPAYMENT AND YIELD CONSIDERATIONS

         Except as otherwise provided herein, no principal distributions will be made on any Class of Senior Notes until the Class Principal Balance of each Class of Senior Notes having a lower numerical designation has been reduced to zero, and no principal distributions will be made on the Mezzanine Notes until all required principal distributions have been made in respect of the Senior Notes. In addition, except as otherwise provided, no distributions of principal with respect to the Class B Notes will be made until the required principal distributions have been made in respect of all Classes of Senior Notes and Mezzanine Notes. See "Description of the Notes--Distributions on the Notes" herein. As the rate of payment of principal of each Class of Notes depends primarily on the rate of payment (including prepayments) of the Loans, final payment of any Class of Notes could occur significantly earlier than its Final Maturity Date. Holders of the Notes will bear the risk of being able to reinvest principal payments on the Notes at yields at least equal to the yields on their respective Notes. No prediction can be made as to the rate of prepayments on the Loans in either stable or changing interest rate environments. Any reinvestment risk resulting from the rate of prepayment of the Loans and the distribution of such payments to the holders of the Notes will be borne entirely by the holders of the Notes.

         The subordination of the Class B Notes to the Senior Notes and Mezzanine Notes will provide limited protection to the holders of the Senior and Mezzanine Notes against losses on the Loans. Accordingly, the yield on the Class B Notes (and to a lesser extent, the Mezzanine Notes and Senior Notes) will be extremely sensitive to the delinquency and loss experience of the Loans, the timing of any such delinquencies and losses, the weighted average coupon of the Loans (including the Adjustable Rate Loans) as well as the amount of Excess Spread from time to time. If the actual rate and amount of delinquencies and losses experienced by the Loans exceed the rate and amount of such delinquencies and losses assumed by an investor or the actual weighted average coupon of the Loans (including the Adjustable Rate Loans) is less than the weighted average coupon assumed by an investor, the yield to maturity on the Notes may be lower than anticipated.

         The effective yield to the holders of any Class of Notes will be lower than the yield otherwise produced by the applicable Note Interest Rate, because the distribution of the interest accrued during each Interest Period (a calendar month consisting of thirty days) will not be made until the Distribution Date occurring in the month following such Due Period. See "Description of the Notes--Distributions on the Notes" herein. This delay will result in funds being passed through to the holders of the Notes approximately 25 days after the end of the monthly accrual period, during which 25-day period no interest will accrue on such funds. As discussed in greater detail below, greater than anticipated distributions of principal can also affect the yield on Notes purchased at a price greater or less than par.

         The rate of principal payments on the Notes, the aggregate amount of each interest payment on the Notes and the yield to maturity on the Notes will be directly related to and affected by the rate and timing of principal reductions on the Loans, the application of Excess Spread to reduce the Class
Principal Balances of the Notes to the extent described herein under "Description of Credit Enhancement--Overcollateralization," and, under certain circumstances, the delinquency rate experienced by and the weighted average coupon of the Loans. The reductions in principal of such Loans may be in the form of scheduled amortization payments or unscheduled payments or reductions, which may include prepayments, repurchases and liquidations or write-offs due to default, casualty, insurance or other dispositions. On or after any Distribution Date on which the Pool Principal Balance declines to ____% or less of the Maximum Collateral Amount, the Majority Residual Interestholders may effect an early termination of the Trust, resulting in a redemption of the Notes. See "Description of the Notes--Optional Termination of the Trust" herein.

         The "weighted average life" of a Note refers to the average amount of time that will elapse from ______________ (the "Closing Date") to the date on which each dollar in respect of principal of such Note will have repaid. The weighted average lives of the Notes will be influenced by the rate at which principal reductions occur on the Loans, the extent to which high rates of delinquencies on the Loans during any Due Period result in interest collections on the Loans in amounts less than the amount of interest distributable on the Notes, the rate at which Excess Spread is distributed to holders of the Notes as described herein, and the extent to which any reduction of the Overcollateralization Amount is paid to the holders of the Residual Interests as described herein. If substantial principal prepayments on the Loans are received from unscheduled prepayments, liquidations or repurchases, then the distributions to the holders of the Notes resulting from such prepayments may significantly shorten the actual average lives of the Notes. If the Loans experience delinquencies and certain defaults in the payment of principal, then the holders of the Notes will similarly experience a delay in the receipt of principal distributions attributable to such delinquencies and default, which in certain instances may result in longer actual average lives of the Notes than would otherwise be the case. However, to the extent that the Principal Balances of Liquidated Loans are included in the principal distributions on the Notes, then the holders of the Notes will experience an acceleration in the receipt of principal distributions which in certain instances may result in shorter actual average lives of the Notes than would otherwise be the case. Interest shortfalls on the Loans due to principal prepayments in full and in part and any resulting shortfall in amounts distributable on the Notes will be covered to the extent of amounts available from the credit enhancement provided for the Notes. See "Risk Factors--Adequacy of Credit Enhancement" herein.

         The rate and timing of principal reductions on the Loans will be influenced by a variety of economic, geographic, and social. These factors may include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity, if any, in the Mortgaged Properties, servicing decisions, homeowner mobility, the existence and enforceability of "due-on-sale" clauses, seasoning of Loans, market interest rates for similar types of loans and the availability of funds for such loans. Each of the Loans may be assumed, with the Servicer's consent, upon the sale of the related Mortgaged Property. Certain of the Loans are subject to prepayment penalties, which may reduce the amount or the likelihood of prepayments on such Loans. The remaining Loans may be prepaid in full or in part at any time without penalty. As with fixed rate obligations, generally, the rate of prepayment on a pool of loans is likely to be affected by prevailing market interest rates for similar types of loans of a comparable term and risk level. If prevailing interest rates were to fall significantly below the respective Loan Rates on the Loans, the rate of prepayment (and refinancing) would be expected to increase. Conversely, if prevailing interest rates were to rise significantly above the respective Loan Rates on the Loans, the rate of prepayment on the Loans would be expected to decrease. In addition, depending on prevailing market interest rates, the future outlook for market interest rates and economic conditions generally, some borrowers may sell or refinance mortgaged properties in order to realize their equity in the mortgaged properties, if any, to meet cash flow needs or to make other investments. In addition, any future limitations on the rights of borrowers to deduct interest payments on mortgage loans for federal income tax purposes may result in a higher rate of prepayment on the Loans. ______ makes no representations as to the particular factors that will affect the prepayment of the Loans, as to the relative importance of such factors, or as to the percentage of the Principal Balances of the Loans that will be paid as of any date.

         Distributions of principal to holders of the Notes at a faster rate than anticipated will increase the yields on Notes purchased at discounts but will decrease the yields on Notes purchased at premiums, which distributions of principal may be attributable to scheduled payments and prepayments of principal as a result of repurchases and liquidations or write-offs due to default, casualty or insurance on the Loans and to the application of Excess Spread. The effect on an investor's yield due to distributions of principal to the holders of the Notes (including, without limitation, prepayments on the Loans) occurring at a rate that is faster (or slower) than the rate anticipated, by the investor during any period following the issuance of the Notes will not be offset entirely by a subsequent like reduction (or increase) in the rate of such distributions of principal during any subsequent period.

         The rate of delinquencies and defaults on the Loans and the recoveries, if any, on Defaulted Loans and foreclosed properties will also affect the rate and timing of principal payments on the Loans, and accordingly, the weighted average lives of the Notes, and could cause a delay in the payment of principal or a slower rate of principal amortization to the holders of Notes. Certain factors may influence such delinquencies and defaults, including origination and underwriting standards, Combined Loan-to-Value Ratios and delinquency history. In general, defaults on home loans are expected to occur with greater frequency in their early years, although few data are available with respect to the rate of default on home loans similar to the Loans. The rate of default on Loans with high Combined Loan-to-Value Ratios, secured by junior liens may be higher than that on home loans with lower Combined Loan-to-Value Ratios or secured by first liens on comparable properties. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Loans will be affected by the general economic conditions of the regions of the country in which the related Mortgaged
Properties are located or the related borrower is residing. See "The Loans" herein. The risk of delinquencies and loss is greater and voluntary principal prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by increasing unemployment or falling property values.

         Because principal distributions generally are paid to certain Classes of Notes before other Classes, holders of the Class B Notes and, to a lesser extent, the Classes of Mezzanine Notes bear a greater risk of losses from delinquencies and defaults on the Loans than holders of the Classes of Notes having higher priorities for payment of principal. See "Description of Credit Enhancement--Subordination and Allocation of Losses" herein.

         Although some data have been published with respect to the historical prepayment experience of certain residential mortgage loans, such mortgage loans may differ in material respects from the Loans and such data may not be reflective of conditions applicable to the Loans. No prepayment history is generally available with respect to the types of Loans included in the Pool or similar types of loans, and there can be no assurance that the Loans will achieve or fail to achieve any particular rate of principal prepayment. A number of factors suggest that the prepayment experience of the Pool may be significantly different from that of a pool of conventional first-lien, single family mortgage loans with equivalent interest rates and maturities. One such factor is that the Principal Balance of the average Loan is smaller than that of the average conventional first-lien mortgage loan. A smaller principal balance may be easier for a borrower to prepay than a larger balance and, therefore, a higher prepayment rate may result for the Pool than for a pool of first-lien mortgage loans, irrespective of the relative average interest rates and the general interest rate environment. In addition, in order to refinance a first-lien mortgage loan, the borrower must generally repay any junior liens. However, a small Principal Balance may make refinancing a Loan at a lower interest rate less attractive to the borrower as the perceived impact to the borrower of lower interest rates on the size of the monthly payment may not be significant. Other factors that might be expected to affect the prepayment rate of the Pool include general economic conditions, the amounts of and interest rates on the underlying senior mortgage loans, and the tendency of borrowers to use real property mortgage loans as long-term financing for home purchase and junior liens as shorter-term financing for a variety of purposes, which may include the direct or indirect financing of home improvement, education expenses, debt consolidation, purchases of consumer durables such as automobiles, appliances and furnishings and other consumer purposes. Furthermore, because at origination a substantial majority of the Loans had combined loan-to-value ratios that exceeded 100%, the related borrowers for these Loans will generally have significantly less opportunity to refinance the indebtedness secured by the related Mortgaged Properties and, therefore, a lower prepayment rate may be experienced by the Pool than for a pool of mortgage (including first or junior lien) loans that have combined loan-to-value ratios less than 100%. Given these characteristics, the Loans may experience a higher or lower rate of prepayment than first-lien mortgage loans.

Excess Spread and Reduction of Overcollateralization Amount

         An overcollateralization feature has been designed to accelerate the principal amortization of the Notes relative to the principal amortization of the Loans. If on any Distribution Date following the termination of the Spread Deferral Period, the Overcollateralization Target Amount exceeds the Overcollateralization Amount, any Excess Spread will be distributed to the holders of the Classes of Notes in the order and amounts specified herein under "Description of the Notes--Distributions on the Notes--Distribution Priorities." Prior to the termination of the Spread Deferral Period or if the Overcollateralization Amount equals the Overcollateralization Target Amount for such Distribution Date, Excess Spread otherwise distributable to the holders of the Notes as described above will instead be distributed in respect of Loss Reimbursement Deficiencies, if any, and thereafter to the holders of the Residual Interests. On the Stepdown Date and on each Distribution Date thereafter as to which the Overcollateralization Amount is or, after taking into account all other distributions to be made on such Distribution Date, would be at least equal to the Overcollateralization Target Amount, amounts otherwise distributable as principal to the holders of the Notes on such Distribution Date in reduction of their Class Principal Balances may, under certain circumstances, instead be distributed in respect of the applicable Classes in payment of their respective Loss Reimbursement Deficiencies and thereafter to the holders of the Residual Interests, thereby reducing the rate of and under certain circumstances delaying the principal amortization with respect to the Notes, until the Overcollateralization Amount is reduced to the Overcollateralization Target Amount.

         While all of the Notes are fixed rate obligations, ______% of the Original Pool Principal Balance consists of Adjustable Rate Loans. If the Loan Rates on the Adjustable Rate Loans decrease, the amount of the Excess Spread available (i) to cause the termination of the Spread Deferral Period and then
(ii) to achieve the required Overcollateralization Amount will be lessened.

         In addition, high rates of delinquencies on the Loans during any Due Period may cause the amount of interest received on the Loans during such Due Period to be less than the amount of interest distributable on the Notes on the related Distribution Date. Such an occurrence will cause the Class Principal Balances of the Notes to decrease at a slower rate relative to the Pool Principal Balance, resulting in a reduction of the Overcollateralization Amount and, in some circumstances, an Allocable Loss Amount. As described herein, the yield to maturity on a Note purchased at a premium or a discount will be affected by the extent to which any amounts are paid to the holders of the Residual Interests in lieu of payment to the holders of the Classes of Notes in reduction of their Class Principal Balances. If the actual distributions of any such amounts to the holders of the Residual Interests occur sooner than anticipated by an investor who purchases a Note at a discount, the actual yield to such investor may be lower than such investor's anticipated yield. If the actual distributions of any such amounts to the holders of the Residual Interests occur later than anticipated by an investor who purchases a Note at a premium, the actual yield to such investor may be lower than such investor's anticipated yield. The amount payable to the holders of the Residual Interests in reduction of the Overcollateralization Amount, if any, on any Distribution Date will be affected by the Overcollateralization Target Amount and by the actual default and delinquency experience of the Pool and the principal amortization of the Pool.

Reinvestment Risk

         The reinvestment risk with respect to an investment in the Notes will be affected by the rate and timing of principal payments (including prepayments) in relation to the prevailing interest rates at the time of receipt of such principal payments. For example, during periods of falling interest rates, holders of the Notes are likely to receive an increased amount of principal payments from the Loans at a time when such holders may be unable to reinvest such payments in investments having a yield and rating comparable to those of the Notes. Conversely, during periods of rising interest rates, holders of the Notes are likely to receive a decreased amount of principal prepayments from the Loans at a time when such holders may have an opportunity to reinvest such payments in investments having a higher yield than, and a comparable rating to, those of the Notes.

Final Maturity Dates

         The "Final Maturity Date" for each Class of Notes as set forth in the "Summary of Terms" herein has been calculated as the thirteenth Distribution Date following the Due Period in which the Class Principal Balance of such Class of Notes would be reduced to zero assuming no losses or prepayments and that no Excess Spread is applied to reduce the principal balance of such Class of Notes. The actual maturity of any Class of Notes may be substantially earlier than its Final Maturity Date set forth herein.

Weighted Average Lives of the Notes

         The following information is given solely to illustrate the effect of prepayments of the Loans on the weighted average lives of the Notes under certain stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Loans. Weighted average life refers to the average amount of time that will elapse from the date of delivery of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Notes will be influenced by the rate at which principal of the Loans is paid, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes reductions of principal, including without limitation those resulting from unscheduled full or partial prepayments, refinancings, liquidations and write-offs due to defaults, casualties, insurance or other dispositions, substitutions and repurchases by or on behalf of the Depositor or ______), the rate at which Excess Spread is distributed to holders of the Notes as described herein, the delinquency rate of the Loans from time to time and the extent to which any amounts are distributed to the holders of the Residual Interests as described herein.

         Prepayments on loans such as the Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement is the prepayment assumption (the "Prepayment Assumption"), which represents an assumed rate of prepayment each month relative to the then outstanding principal balance of the pool of loans for the life of such loans. A 100% Prepayment Assumption assumes a constant prepayment rate ("CPR") of _____% per annum of the outstanding principal balance of such loans in the first month of the life of the loans and an additional approximate ______% (expressed as a percentage per annum) in each month thereafter until the twelfth month; beginning in the twelfth month and in each month thereafter during the life of the loans, a CPR of _______% each month is assumed. As used in the table below, 0% Prepayment Assumption assumes prepayment rates equal to 0% of the Prepayment Assumption (i.e., no prepayments). Correspondingly, ____% Prepayment Assumption assumes prepayment rates equal to ____% of the Prepayment Assumption, and so forth. The Prepayment Assumption does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Loans. None of ______ or the Depositor makes any representations about the appropriateness of the Prepayment Assumption or the CPR model.

         Modeling Assumptions. For purposes of preparing the tables below, the following assumptions (the "Modeling Assumptions") have been made:

                  (i) all scheduled principal and interest payments on the Loans are timely received on the first day of a Due Period, which will begin on the first day of each month and end on the last day of the month (with the first Due Period commencing on __________________), no delinquencies or losses occur on the Loans and all Loans have a first payment date that occurs thirty (30) days after the origination thereof; it is assumed that the scheduled payments of interest include 30 days' accrued interest;

                  (ii) the scheduled payments on the Loans have been calculated on the outstanding Principal Balance (prior to giving effect to prepayments), the Loan Rate and the remaining term to stated maturity such that the Loans (other than the Balloon Loans) will fully amortize by their remaining term to stated maturity and the Balloon Loans will amortize according to their terms and the balloon payment will be made on the final payment date;

                  (iii) all scheduled payments of interest and principal in respect of the Loans have been made through the applicable Cut-Off Date for purposes of calculating remaining term to stated maturity;

                  (iv) all Loans prepay monthly at the specified percentages of the Prepayment Assumption, no optional or other early termination of the Notes occurs (except with respect to the calculation of the Weighted Average Life - To Call (Years) figures in the following tables) and no substitutions or repurchases of the Loans occur;

                  (v) all prepayments in respect of the Loans are received on the last day of each month commencing in the month of the Closing Date and include 30 days of interest thereon;

                  (vi) the Closing Date for the Notes is ______________ and each year will consist of 360 days;

                  (vii) cash distributions are received by the holders of the Notes on the 25th day of each month, commencing in _____________;

                  (viii) the Overcollateralization Target Amount will be as defined herein;

                  (ix) the Pre-Funding Pro Rata Distribution Trigger does not occur;

                  (x) the Note Interest Rate for each Class of Notes is as set forth herein;

                  (xi)  the   additional   fees   deducted   from  the  interest
collections in respect of the Loans include the Indenture Trustee Fee, the Custodian Fee, the Owner Trustee Fee and the Servicing Fee;

                  (xii) no reinvestment income from any Account is earned and available for distribution;

                  (xiii) Sub-Pools 11, 12 and 13 (specified in the table below) are transferred to the Trust in October 1997 with principal payments on such Loans being received by the Servicer in October 1997 and passed through to holders of the Notes on the Distribution Date in _________________;

                  (xiv) sufficient funds will be available in the Capitalized Interest Account to cover any shortfalls in interest due to the Pre-Funding Account and the transfer of Loans described in clause (xiii);

         (xv) interest will accrue on the Notes for each related Distribution Date at the related Note Interest Rate and based on the related Interest Period;

         (xvi) all of the Original Pre-Funded Amount is used to acquire Subsequent Loans as set forth in clause (xiii); and

         (xvii) each Adjustable Rate Loan adjusts every six months following its initial adjustment date and the Pool consists of thirteen Loans having the following additional characteristics:



                                                                                              Assumed Loan Characteristics


                                                                                        Number of
                                                                           Remaining    Months to
                                                             Original     Term to       Final
                             Cut-Off Date                      Term       Maturity      Balloon         Gross
Sub-Pool Loan Rate          Principal Balance                 (Months)    (Months)       Payment        Margin       Lifetime Cap
-------- ------------------ -------------------------------  -----------  ------------- -------------  ------------ -------------

1        _________%                  $___________            ______       _____         ______         ______       ______
2        _________                   ___________             ______       _____         ______         ______       ______
3        _________                   ___________             ______       _____         ______         ______       ______
4        _________                   ___________             ______       _____         ______         ______       ______
5        _________                   ___________             ______       _____         ______         ______       ______
6        _________                   ___________             ______       _____         ______         ______       ______
7        _________                   ___________             ______       _____         ______         ______       ______
8        _________                   ___________             ______       _____         ______         ______       ______
9        _________                   ___________             ______       _____         ______         ______       ______
10       _________                   ___________             ______       _____         ______         ______       ______
11       _________                   ___________             ______       _____         ______         ______       ______
12       _________                   ___________             ______       _____         ______         ______       ______
13       _________                   ___________             ______       _____         ______         ______       ______









                                                            Months to
                              Lifetime                       Next
                                Floor         Periodic Cap  Adjustment
                               ------------- -------------  -----------

1                              _______       ______         ______
2                              _______       ______         ______
3                              _______       ______         ______
4                              _______       ______         ______
5                              _______       ______         ______
6                              _______       ______         ______
7                              _______       ______         ______
8                              _______       ______         ______
9                              _______       ______         ______
10                             _______       ______         ______
11                             _______       ______         ______
12                             _______       ______         ______
13                             _______       ______         ______


         The tables on the following pages indicate the weighted average lives of each Class of Notes corresponding to the specified percentages of the Prepayment Assumption.

         These tables have been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the Loans which may differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.



                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)

                                                            Class A-1 Notes: $________________
                                    ------------------------------------------------------------------------------------

         Date                          0%            50%          75%          100%           125%           150%
         ----                       -----         ------       ------        ------         ------         ------

Initial Percent.....................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
_____________.......................________      ________     ________      ________       ________       ________
Weighted Average Life ?             ________      ________     ________      ________       ________       ________
         To Maturity (Years)        ________      ________     ________      ________       ________       ________
-----------------------

(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.



                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)


                                                             Class A-2 Notes: $_____________
                                    -----------------------------------------------------------------------------------


         Date                           0%           50%          75%         100%           125%          150%

  Initial Percent                   _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
         _________                  _________     _________    _________    _________      _________     _________
Weighted Average Life ?
         To Maturity (Years)        _________     _________    _________    _________      _________     _________


--------------------

(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.


                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)



                                                             Class A-3 Notes: $______________
                                    -----------------------------------------------------------------------------------


         Date                            0%           50%          75%          100%           125%          150%
                                         --           ---          ---          ----           ----          ----

  Initial Percent                     _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______
         _______                      _______       _______      _______       _______       _______        _______

Weighted Average Life ?
         To Maturity (Years)          _______       _______      _______       _______       _______        _______
-------------------

(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.


                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)



                                                               Class A-4 Notes: $_________
                                    -----------------------------------------------------------------------------------

         Date                            0%           50%          75%          100%           125%          150%
                                         --           ---          ---          ----           ----          ----

Initial Percent......................._______      _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________

         _________                   _________     _________    _________     _________     _________      _________
Weighted Average Life ?

To Maturity (Years)                  _________     _________    _________     _________     _________      _________



(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.


                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)


                                                             Class M-1 Notes: $______________
                                    -----------------------------------------------------------------------------------

         Date                           0%           50%          75%         100%           125%          150%
                                    ------        ------       ------       ------         ------        ------

Initial Percent                     _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________

_________                           _________     _________    _________    _________      _________     _________


Weighted Average Life ?

         To Maturity (Years)        _________     _________    _________    _________      _________     _________

-----------------------------

(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.


                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)


                                                             Class M-2 Notes: $______________
                                    -----------------------------------------------------------------------------------

         Date                           0%           50%          75%         100%           125%          150%
                                    ------        ------       ------       ------         ------        ------

Initial Percent                     ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ----------    ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

         ---------                  ---------     ---------    ---------    ---------      ---------     ---------

Weighted Average Life ?

            To Maturity (Years)     _________     _________    _________    _________      _________     _________



------------------

(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.


                                                    Percent of Original Class Principal Balance Outstanding
                                                   at the Following Percentages of Prepayment Assumption(1)

                                                             Class B Notes: $_______________
                                   ------------------------------------------------------------------------------------

         Date                          0%          50%          75%           100%           125%          150%
                                   ------       ------       ------         ------         ------        ------

  Initial Percent                  ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

         ---------                 ---------    ---------    ---------      ---------      ---------     ---------

Weighted Average Life ?

         To Maturity (Years)       _________    _________    _________      _________      _________     _________




-----------------------

(1) The percentages in this table have been rounded to the nearest whole number.

(2) The weighted average life of a Class is determined by (a) multiplying the amount of each distribution of principal thereof by the number of years from the date of issuance to the related Distribution Date, (b) summing the results and (c) dividing the sum by the aggregate distributions of principal referred to in clause (a) and rounding to one decimal place.

         The amortization scenarios for the Notes set forth in the foregoing tables are subject to significant uncertainties and contingencies (including those discussed above under "Prepayment and Yield Considerations"). As a result, there can be no assurance that any of the foregoing amortization scenarios and the Modeling Assumptions on which they were made will prove to be accurate or that the actual weighted average lives of the Notes will not vary from those set forth in the foregoing tables, which variations may be shorter or longer, and which variations may be greater with respect to later years. Furthermore, it is unlikely that the Loans will prepay at a constant rate or that all of the Loans will prepay at the same rate. Moreover, the Loans actually included in the Pool, the payment experience of such Loans affecting the distributions on the Notes will not conform to the Modeling Assumptions made in preparing the above tables. In fact, the characteristics and payment experience of the Loans will differ in many respects from such Modeling Assumptions. See "The Loans" herein. To the extent that the Loans actually included in the Pool have characteristics and a payment experience that differ from those assumed in preparing the foregoing tables, the Notes are likely to have weighted average lives that are shorter or longer than those set forth in the foregoing tables. See "Risk Factors--Prepayment and Yield Considerations" herein.

         In light of the uncertainties inherent in the foregoing paydown scenarios, the inclusion of the weighted average lives of the Notes in the foregoing tables should not be regarded as a representation by the Servicer, the Depositor, the Underwriter, or any other person that such weighted average lives will be achieved or that any of the foregoing paydown scenarios will be experienced.

                    MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following is a general discussion of the material anticipated federal income tax considerations to investors of the purchase, ownership and disposition of the securities offered hereby. The discussion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The discussion below does not purport to deal with all federal tax considerations applicable to all categories of investors, some of which may be subject to special rules. Investors are urged to consult their own tax advisors in determining the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of the Notes.

         Treatment of the Notes as Indebtedness. The Depositor agrees, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for all federal, state and local income tax purposes. There are no regulations, published rulings or judicial decisions involving the characterization for federal income tax purposes of securities with terms substantially the same as the Notes. In general, whether instruments such as the Notes constitute indebtedness for federal income tax purposes is a question of fact, the resolution of which is based primarily upon the economic substance of the instruments and the transaction pursuant to which they are issued rather than merely upon the form of the transaction or the manner in which the instruments are labeled. The Internal Revenue Service (the "IRS") and the courts have set forth various factors to be taken into account in determining, for federal income tax purposes, whether or not an instrument constitutes indebtedness and whether a transfer of property is a sale because the transferor has relinquished substantial incidents of ownership in the property or whether such transfer is a borrowing secured by the property. On the basis of its analysis of such factors as applied to the facts and its analysis of the economic substance of the contemplated transaction, Dewey Ballantine LLP, tax counsel to ______ ("Tax Counsel") will conclude that, for federal income tax purposes, the Notes will be treated as indebtedness of the Trust, and not as an ownership interest in the Loans, or an equity interest in the Trust or in a separate association taxable as a corporation or other taxable entity.

         If the Notes are characterized as indebtedness, interest paid or accrued on a Note will be treated as ordinary income to the Noteholders and principal payments on a Note will be treated as a return of capital to the extent of the Noteholder's basis in the Note allocable thereto. An accrual method taxpayer will be required to include in income interest on the Notes when earned, even if not paid, unless it is determined to be uncollectible. The Trust will report to Noteholders of record and the Internal Revenue Service (the "IRS") in respect of the interest paid and original issue discount, if any, accrued on the Notes to the extent required by law.

         Although, as described above, it is the opinion of Tax Counsel that, for federal income tax purposes, the Notes will be characterized as debt, such opinion is not binding on the IRS and thus no assurance can be given that such a characterization will prevail. If the IRS successfully asserted that one or more Classes of the Notes did not represent debt for federal income tax purposes, holders of the Notes would likely be treated as owning an interest in a partnership and not an interest in an association (or publicly traded partnership) taxable as a corporation. If the Noteholders were treated as owning an equitable interest in a partnership, the partnership itself would not be subject to federal income tax; rather each partner would be taxed individually on their respective distributive share of the partnership's income, gain, loss, deductions and credits. The amount, timing and characterization of items of income and deductions for a Noteholder would differ if the Notes were held to constitute partnership interests, rather than indebtedness and would cause a tax-exempt entity subject to tax on unrelated business taxable income ("UBTI") (including an individual retirement account) to recognize UBTI under the Code. Since the parties will treat the Notes as indebtedness for federal income tax purposes, none of the Servicer, the Indenture Trustee or the Owner Trustee will attempt to satisfy the tax reporting requirements that would apply under this alternative characterization of the Notes. Investors that are foreign persons are strongly urged to consult their own tax advisors in determining the federal, state, local and other tax consequences to them of the purchase, ownership and disposition of the Notes.

         Original Issue Discount. It is anticipated that the Notes will not have any original issue discount ("OID") other than possibly OID within a de minimis exception and that accordingly the provisions of sections 1271 through 1273 and 1275 of the Internal Revenue Code of 1986, as amended (the "Code"), generally will not apply to the Notes. OID will be considered de minimis if it is less than 0.25% of the principal amount of a Note multiplied by its expected weighted average life. The prepayment assumption that will be used for purpose of computing original issue discount, if any, for federal income tax purposes is 100% of the Prepayment Assumption.

         Market Discount. A subsequent purchaser who buys a Note for less than its principal amount may be subject to the "market discount" rules of Section 1276 through 1278 of the Code. If a subsequent purchaser of a Note disposes of such Note (including certain nontaxable dispositions such as a gift), or receives a principal payment, any gain upon such sale or other disposition will be recognized, or the amount of such principal payment will be treated, as ordinary income to the extent of any "market discount" accrued for the period that such purchaser holds the Note. Such holder may instead elect to include market discount in income as it accrues with respect to all debt instruments acquired in the year of acquisition of the Notes and thereafter. Market discount generally will equal the excess, if any, of the then current unpaid principal balance of the Note over the purchaser's basis in the Note immediately after such purchaser acquired the Note. In general, market discount on a Note will be treated as accruing over the term of such Note in the ratio of interest for the current period over the sum of such current interest and the expected amount of all remaining interest payments, or at the election of the holder, under a constant yield method (taking into account the Prepayment Assumption). At the request of a holder of a Note, information will be made available that will allow the holder to compute the accrual of market discount under the first method described in the preceding sentence.

         The market discount rules also provide that a holder who incurs or continues indebtedness to acquire a Note at a market discount may be required to defer the deduction of all or a portion of the interest on such indebtedness until the corresponding amount of market discount is included in income.

         Notwithstanding the above rules, market discount on a Note will be considered to be zero if it is less than a de minimis amount, which is 0.25% of the remaining principal balance of the Note multiplied by its expected weighted average remaining life. If OID or market discount is de minimis, the actual amount of discount must be allocated to the remaining principal distributions on the Notes and, when each such distribution is received, capital gain equal to the discount allocated to such distribution will be recognized.

         Market Premium. A subsequent purchaser who buys a Note for more than its principal amount generally will be considered to have purchased the Note at a premium. Such holder may amortize such premium, using a constant yield method, over the remaining term of the Note and, except as future regulations may otherwise provide, may apply such amortized amounts to reduce the amount of interest reportable with respect to such Note over the period from the purchase date to the date of maturity of the Note. Legislative history to the Tax Reform Act of 1986 indicates that the amortization of such premium on an obligation that provides for partial principal payments prior to maturity should be governed by the methods for accrual of market discount on such an obligation (described above). Proposed regulations implementing the provisions of the Tax Reform Act of 1986 provide for the use of the constant yield method to determine the amortization of premiums. Such proposed regulations will apply to bonds acquired on or after 60 days after the final regulations are published. A holder that elects to amortize premium must reduce the tax basis in the related obligation by the amount of the aggregate deductions (or interest offsets) allowable for amortizable premium. If a debt instrument purchased at a premium is redeemed in full prior to its maturity, a purchaser who has elected to amortize premium should be entitled to a deduction for any remaining unamortized premium in the taxable year of redemption.

         Sale or Redemption of Notes. If a Note is sold or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and such holder's adjusted basis in the Note. Such adjusted basis generally will equal the cost of the Note to the seller, increased by any original issue discount included in the seller's gross income in respect of the Note (and by any market discount which the taxpayer elected to include in income or was required to include in income), and reduced by payments other than payments of qualified stated interest in respect of the Note received by the seller and by any amortized premium. Similarly, a holder who receives a payment other than a payment of qualified stated interest in respect of a Note, either on the date on which such payment is scheduled to be made or as a prepayment, will recognize gain equal to the excess, if any, of the amount of the payment over his adjusted basis in the Note allocable thereto. A Noteholder who receives a final payment which is less than his adjusted basis in the Note will generally recognize a loss in the amount of the shortfall on the last day of his taxable year. Generally, any such gain or loss realized by an investor who holds a Note as a "capital asset" within the meaning of Code Section 1221 should be capital gain or loss, except as described above in respect of market discount and except that a loss attributable to accrued but unpaid interest may be an ordinary loss.

         Taxation of Certain Foreign  Investors.  Interest  payments  (including
OID) on the Notes made to a Noteholder who is a nonresident alien individual, foreign corporation or other non-United States person (a "foreign person") generally will be "portfolio interest" which is not subject to United States tax if such payments are not effectively connected with the conduct of a trade or business in the United States by such foreign person and if the Trust (or other person who would otherwise be required to withhold tax from such payments) is provided with an appropriate statement that the beneficial owner of the Note identified on the statement is a foreign person.

         Backup Withholding. Distributions of interest and principal as well as distributions of proceeds from the sale of the Notes, may be subject to the "backup withholding tax" under Section 3406 of the Code at rate of 31% if recipients of such distributions fail to furnish to the payor certain information, including their taxpayer identification numbers, or otherwise fail to establish an exemption from such tax.

         Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax. Furthermore, certain penalties may be imposed by the IRS on a recipient of distributions that is required to supply information but does not do so in the proper manner.



                       STATE AND LOCAL TAX CONSIDERATIONS

         Potential Noteholders should consider the state and local income tax consequences of the purchase, ownership and disposition of the Notes. State and local income tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential Noteholders are urged to consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Notes.

                             STATE TAX CONSEQUENCES

         In addition to the Federal income tax consequences described in "Material Federal Income Tax Consequences" herein, potential investors should consider the state income tax consequences of the acquisition, ownership, and disposition of the Notes. State income tax law may differ substantially from the corresponding Federal tax law, and this discussion does not purport to describe any aspect of the income tax laws of any state. Therefore, potential investors are urged to consult their own tax advisors with respect to the various tax consequences of investments in the Notes.

                              ERISA CONSIDERATIONS

         Section 406 of ERISA and/or Section 4975 of the Code prohibit a pension, profit sharing, or other employee benefit plan, as well as individual retirement accounts and certain types of Keogh Plans, and entities deemed to hold assets of such plans (each, a "Benefit Plan") from engaging in certain transactions involving "plan assets" with persons that are "parties in interest" under ERISA or "disqualified persons" under the Code with respect to the plan. A violation of these "prohibited transaction" rules may generate excise tax and other liabilities under ERISA and the Code for such persons. ERISA also imposes certain duties on persons who are fiduciaries of plans subject to ERISA Under ERISA, any person who exercises any authority or control respecting the management or disposition of the assets of a plan is considered to be a fiduciary of such plan (subject to certain exceptions not here relevant).

         In addition to the matters described below, purchasers of Notes that are insurance companies are urged to consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank 510 U.S. 86 (1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Class A Notes.

         Certain transactions involving the Issuer might be deemed to constitute prohibited transactions under ERISA and the Code if assets of the Issuer were deemed to be "plan assets" of a Benefit Plan. Under a regulation issued by the United States Department of Labor (the "Plan Assets Regulation"), the assets of the Issuer would be treated as plan assets of a Benefit Plan for the purposes of ERISA and the Code only if the Benefit Plan acquired an "equity interest" in the Issuer and none of the exceptions contained in the Plan Assets Regulation is applicable. An equity interest is defined under the Plan Assets Regulation as an interest other than an instrument which is treated as indebtedness under applicable local law and which has no substantial equity features. Although there is little guidance on the subject, the Issuer believes that the Notes should be treated as indebtedness without substantial equity features for purposes of the Plan Assets Regulation. This determination is based in part upon the traditional debt features of the Notes, including the reasonable expectation of purchasers of Notes that the Notes will be repaid when due, as well as the absence of conversion rights, warrants and other typical equity features. The debt treatment of the Notes for ERISA purposes could change if the Issuer incurred losses. However, without regard to whether the Notes are treated as an equity interest for such purposes, the acquisition or holding of Notes by or on behalf of a Benefit Plan could be considered to give rise to a prohibited transaction if the Issuer or any affiliate thereof, is or becomes a party in interest or a disqualified person with respect to such Benefit Plan. In such case, certain exemptions from the prohibited transaction rules could be applicable depending on the type and circumstances of the Benefit Plan fiduciary making the decision to acquire a Note. Included among these exemptions are: Prohibited Transaction Class Exemption ("PTCE") 90-1, regarding investments by insurance company pooled separate accounts; PTCE 95-60, regarding investments by insurance company general accounts; PTCE 91-38, regarding investments by bank collective investment funds; PTCE 96-23, regarding transactions effected by "in-house asset managers"; and PTCE 84-14, regarding transactions effected by "qualified professional asset managers" Each investor using the assets of a Benefit Plan that acquires notes, or to whom the Notes are transferred, will be deemed to have represented that the acquisition and continued holding of the Notes will be covered by one of the exemptions listed above or by another Department of Labor Class Exemption.

         Employee plans that are government plans (as defined in Section 3(32) of ERISA) and certain church plans (as defined in Section 3(33) of ERISA are not subject to ERISA; however, such plans may be subject to comparable restrictions under applicable law.

         Any Benefit Plan fiduciary considering the purchase of a Note is urged to consult with its counsel with respect to the potential applicability of ERISA and the Code to such investment, including the need for and availability of exemptive relief from the prohibited transaction rules. Moreover, each fiduciary of a Benefit Plan subject to ERISA should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Notes is appropriate for the Benefit Plan, taking into account the overall investment policy of the Benefit Plan and the composition of the Benefit Plan's investment portfolio.

                             METHOD OF DISTRIBUTION

         [Subject to the terms and conditions set forth in the Underwriting Agreement between the Depositor and _______________________ (an affiliate of the Depositor), the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the principal amount of the Notes set forth on the cover hereof. Distribution of the Notes will be made by the Underwriter from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. In connection with the sale of the Notes, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.]

         [The Depositor has been advised by the Underwriter that it intends to make a market in the Notes; however, the Underwriter has no obligation to do so. Accordingly, there can be no assurance that a secondary market for the Notes will develop or, if it does develop, that it will continue.]

         []The Underwriter proposes to offer the Notes in part directly to purchasers at the initial public offering prices set forth on the cover page of this Prospectus Supplement and in part to certain securities dealers at such prices less concessions not to exceed _______%, ________%, ______%, ______%,
______%, _____% and _______% of the respective Class Principal Balances of the Class A-1, Class A-2,

         Class A-3, Class A-4, Class M-1, Class M-2 and Class B Notes. The Underwriter may allow, and such dealers may reallow, concessions not to exceed _______%, ______%, _______%, ______%, ______%, ______% and ______% of the
respective Class Principal Balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2 and Class B Notes to certain brokers and dealers. After the Notes are released for sale to the public, the offering price and other selling terms may be varied by the Underwriter.]

         [Until the distribution of the Notes, is completed, rules of the Commission may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Notes. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Notes. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Notes.]

         [In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.]

         [Neither the Depositor nor the Underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the prices of the Notes. In addition, neither the Depositor nor the Underwriter makes any representation that the Underwriter will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.]

         [After the initial public offering of the Notes, the public offering price and such concessions may be changed.]

         [The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.]

         [An affiliate of the  Underwriter  and the  Depositor  has  significant contractual relations with ______ and provides periodic funding of its origination of mortgage loans, including the Loans. Accordingly, a portion of the proceeds payable to ______ will be paid to such affiliate in connection with the sale of the Loans.]

         [This Supplement to the Prospectus is to be used by First Union Capital Markets Corp. in connection with offers and sales related to market-making transactions in the Notes in which First Union Capital Markets Corp. acts as principal. First Union Capital Markets Corp. also may act as agent in such transactions. Sales will be made at negotiated prices determined at the time of sale.]


                            LEGAL INVESTMENT MATTERS

         The Notes will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") because a substantial number of the Loans are secured by liens on real estate that are not first liens. Accordingly, many institutions with legal authority to invest in "mortgage related securities" may not be legally authorized to invest in the Notes.

         There may be restrictions on the ability of certain investors, including depository institutions, either to purchase the Notes or to purchase Notes representing more than a specified percentage of the investor's assets. Investors are urged to consult their own legal advisors in determining whether and to what extent the Notes constitute legal investments for such investors.

                                  LEGAL MATTERS

         Certain legal matters will be passed upon for the Underwriter by _______________________. Certain legal matters will be passed upon for the Depositor and for ______ by Dewey Ballantine, New York, New York.

                                     RATINGS

         It is a condition to the issuance of the Notes that each of the Class A-1, Class A-2, Class A-3, and Class A-4 Notes be rated "[AAA]" by [Fitch] and "[Aaa]" by [Moody's]; and that the Class M-1 Notes be rated "[AA]" by [Fitch] and "[A2]" by [Moody's], the Class M-2 Notes be rated "[A]" by [Fitch] and "[A2]" by [Moody's] and the Class B Notes be rated "[BBB]" by [Fitch] and "[Baa3]" by [Moody's].

         The ratings on the Notes address the likelihood of the receipt by the holders of the Notes of all distributions on the Loans to which they are entitled. The ratings on the Notes also address the structural, legal and issuer-related aspects associated with the Notes, including the nature of the Loans. In general, the ratings on the Notes address credit risk and not prepayment risk. The ratings on the Notes do not represent any assessment of the likelihood that principal prepayments of the Loans will be made by borrowers or the degree to which the rate of such prepayments might differ from that originally anticipated. As a result, the initial ratings assigned to the Notes do not address the possibility that holders of the Notes might suffer a lower than anticipated yield in the event of principal payments on the Notes resulting from rapid prepayments of the Loans or the application of Excess Spread as described herein, or in the event that the Trust is terminated prior to the Final Maturity Date of the Classes of Notes. The ratings on the Notes do not address the ability of the Trust to acquire Subsequent Loans, any potential redemption with respect thereto or the effect on yield resulting therefrom.

         The Depositor has not solicited ratings on the Notes with any rating agency other than the Rating Agencies. However, there can be no assurance as to whether any other rating agency will rate the Notes, or, if it does, what rating would be assigned by any such other rating agency. Any rating on the Notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the Notes by the Rating Agencies.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to any of the Notes by the Rating Agencies are subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to such Notes.







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                                                                  INDEX

                                                 Page                                                          Page



______time Cap.....................................23

A

Adjustable Rate Loans..............................15
Allocable Loss Amount..............................10

B

Bankruptcy Code....................................19
Bankruptcy Commission..............................19
Benefit Plan.......................................76
Business Day........................................2

C

Capitalized Interest Account.......................11
Cede...............................................45
Change Date........................................23
Class M-1 Optimal Principal Balance.................6
Class M-2 Optimal Principal Balance.................6
Closing Date.......................................57
Code...............................................12
Combined Loan-to-Value Ratio........................8
Co-Owner Trustee....................................1
Custodian...........................................4
Cut-Off Date Principal Balance......................8

D

Defective Loan......................................9
Definitive Notes...................................46
Definitive Securities...............................7
Deleted Loan.......................................43
Depositor...........................................1
Depository..........................................2
Determination Date..................................5
Distribution Date...................................2
DTC.................................................7
Due Period..........................................4

E

ERISA..............................................12
Excess Spread.......................................6
Exchange Act.......................................45

F

FHA................................................17
FHLMC..............................................16
Final Maturity Date.................................6
Fitch..............................................12
FNMA...............................................16

G

Gross Margin.......................................23

I

Indenture...........................................1
Indenture Trustee...................................1
Indenture Trustee Fee..............................11
Indenture Trustee's Loan File......................54
Indirect Participants..............................45
Initial Cut-Off Date................................2
Initial Loans.......................................2
Interest Carry-Forward Amount......................47
Issuer..............................................4

L

LIBOR Index........................................23
Loan Schedule......................................53
Loans...............................................2
Loss Reimbursement Deficiency......................10

M

Majority Residual Interestholders..................11
Maximum Collateral Amount...........................9
Mezzanine Notes.....................................2
Modeling Assumptions...............................60
Moody's............................................12
Mortgaged Property..................................8
Mortgages...........................................2

N

Net Delinquency Calculation Amount.................10
Net Loan Losses....................................44
Note Interest Rate..................................5
Noteholders.........................................2
Notes...............................................1

O

OID................................................75
Original Class Principal Balance....................5
Original Pool Principal Balance.....................7
Original Pre-Funded Amount..........................2
Overcollateralization Amount.......................10
Overcollateralization Deficiency Amount.............6
Overcollateralization Target Amount................10
Owner Trustee.......................................1
Owner Trustee Fee..................................11

P

Participants.......................................45
Periodic Rate Cap..................................23
Plan Assets Regulation.............................76
Pool................................................2
Pool Principal Balance..............................8
Pre-Funded Amount..................................11
Pre-Funding Account.................................2
Pre-Funding Period.................................11
Pre-Funding Pro Rata Distribution Trigger..........11
Prepayment Assumption..............................60
Prospectus..........................................2
PTCE...............................................77

Q

Qualified Substitute Loan...........................9

R

Record Date.........................................5
Regular Distribution Amount.........................5
Residual Interest...................................1
Rules..............................................46

S

Sale and Servicing Agreement........................7
Senior Notes........................................2
Senior Optimal Principal Balance....................5
Servicer............................................4
Servicing Advances.................................12
Servicing Compensation.............................11
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Servicing Fee......................................11
Servicing Fee Rate.................................54
SMMEA..............................................12
Spread Deferral Period..............................6
Statistic Calculation Date.........................14
Statistic Principal Balance........................23
Subsequent Loans....................................2
Subservicer........................................12

T

Tax Counsel........................................12
Termination Price..................................12
Transfer and Servicing Agreements..................11
Trust...............................................1
Trust Agreement.....................................1

U

Underwriter.........................................2
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=====================================================     ==========================================================
                                      _______________ TRUST ________
No  dealer  ,  salesman  or  other  person  has been
authorized  to give any  information  or to make any                        $________ Class A-1,
representations  other  than those  contained  in or
incorporated   by  reference   in  this   Prospectus      ________% Home Loan Asset Backed Notes
Supplement or the Prospectus  and, if given or made,
such  information  or  representations  must  not be                        $________ Class A-2,
relied  upon.  This  Prospectus  Supplement  and the
Prospectus  do not  constitute an offer to sell or a      ________% Home Loan Asset Backed Notes
solicitation  of an  offer  to  buy  any  securities
other   than  the   securities   in  any   state  or                        $________ Class A-3,
jurisdiction  in  which,  or to any  person to whom,
such offer would be  unlawful.  The delivery of this      ________% Home Loan Asset Backed Notes
Prospectus  Supplement or the Prospectus at any time
does not imply  that  information  herein or therein                        $________ Class A-4,
is correct as of any time subsequent to its date.
                                                          ________% Home Loan Asset Backed Notes

                                                                             $________ Class M-1,

                                   ----------




                 TABLE OF CONTENTS                        ________% Home Loan Asset Backed Notes

                                                Page                        $________ Class M-2,

               Prospectus Supplement                      ________% Home Loan Asset Backed Notes

Incorporation of Certain Documents by Reference.                             $________ Class B,
Summary.........................................
Risk Factors....................................          ________% Home Loan Asset Backed Notes
The Trust.......................................
The Pool........................................          ______% Home Loan Asset Backed Notes
___________________.............................
----------......................................
Description of Credit Enhancement...............
Description of the Notes........................                      HOME EQUITY SECURITIZATION CORP.
Description of Transfer and Servicing Agreement.
Prepayment and Yield Considerations.............                                 (DEPOSITOR)
Material Federal Income Tax Consequences........
State Tax Consequences..........................
ERISA Considerations............................
Method of Distribution..........................                               _______________
Legal Investment Matters........................
Legal Matters...................................
Ratings.........................................                            PROSPECTUS SUPPLEMENT
                     Prospectus
                                                                               ---------------
Summary of Prospectus...........................5
Risk Factors....................................                             __________________
Prospectus Supplement...........................3
Reports to Holders..............................3
Available Information...........................3
Incorporation of Certain Documents by Reference.4                              _______________
Summary of Prospectus ..........................5
Risk Factors  ..................................15
Description of the Securities  .................18
The Trust Funds ................................22
Credit Enhancement..............................27
Servicing of Loans..............................30
The Agreements..................................36
Certain Legal Aspects of the Loans..............43
The Depositor...................................51
Use of Proceeds.................................51
Material Federal Income Tax Consequences........51
State Tax Considerations........................63
ERISA Considerations ...........................63
Legal Investment  ..............................66
Plan of Distribution ...........................66
Legal Matters ..................................66
Glossary of Term................................67
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